       As filed with the Securities and Exchange Commission on December 17, 2004
                                               Securities Act File No. 033-67852
                                       Investment Company Act File No. 811-07978


================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 60                     [X]


                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]


                                Amendment No. 62                             [X]
                        (Check appropriate box or boxes)


                               ING MAYFLOWER TRUST
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

             Huey P. Falgout, Jr.                         With copies to:
             ING Investments, LLC                     Jeffrey S. Puretz, Esq.
         7337 E. Doubletree Ranch Road                     Dechert, LLP
             Scottsdale, AZ 85258                       1775 I Street, N.W.
    (Name and Address of Agent for Service)            Washington, DC 20006

                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)    [ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)    [X] on February 28, 2005 pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               ING MAYFLOWER TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*     Cover Sheet

*     Contents of Registration Statement

*     Explanatory Note

* Registrant's Global Equity and International Equity Funds' Classes A, B, C and M Prospectus

*     Registrant's Global Equity and International Equity Funds' Class I
      Prospectus

*     Registrant's Global Equity and International Equity Funds' Class Q
      Prospectus

* Registrant's Global Equity and International Equity Funds' Statement of Additional Information

*     Part C

*     Signature Page

                               ING MAYFLOWER TRUST

                                EXPLANATORY NOTE

      This Post-Effective Amendment No. 60 to the Registration Statement (the "Amendment") on Form N-1A for ING Mayflower Trust (the "Registrant") is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to the Registrant's Classes A, B, C and M, Class Q and Class I Global Equity and International Equity Funds' Prospectuses and Statement of Additional Information.

                     ING MAYFLOWER TRUST (THE "REGISTRANT")
                          ING INTERNATIONAL VALUE FUND

                       Supplement dated December 15, 2004
To the Class A, Class B, Class C and Class M Prospectus, Class I Prospectus and
                               Class Q Prospectus
                               Dated March 1, 2004

The following is added to the Prospectus(es) of the above listed Registrant:

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

      - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

      - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

      - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

      - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

      - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

      - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

      - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

      - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

      - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

       PROSPECTUS

    [WORLD PHOTO]

       March 1, 2005


       Classes A, B, C and M

                                                 GLOBAL EQUITY FUNDS


                                                 ING Global Equity Dividend Fund


                                                 ING Global Real Estate Fund

                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Emerging Countries Fund
                                                 ING Foreign Fund
                                                 ING International Fund

                                                 ING International SmallCap Fund


                                                 (formerly, ING International
                                                 SmallCap Growth Fund)

                                                 ING International Value Fund
                                                 ING Precious Metals Fund
                                                 ING Russia Fund


       This Prospectus contains
       important information about
       investing in Class A, Class B,
       Class C and Class M shares of
       certain ING Funds. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       ("FDIC"), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Funds
       will achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC")
       has not approved or
       disapproved these securities
       nor has the SEC judged whether
       the information in this
       Prospectus is accurate or
       adequate. Any representation
       to the contrary is a criminal
       offense.


                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS





These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, investment strategies and risks.


[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE FUNDS                           1
    FUNDS AT A GLANCE                                   2

    GLOBAL EQUITY FUNDS
    ING Global Equity Dividend Fund                     4
    ING Global Real Estate Fund                         6

    INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund                         8
    ING Foreign Fund                                   10
    ING International Fund                             12
    ING International SmallCap Fund                    14
    ING International Value Fund                       16
    ING Precious Metals Fund                           18
    ING Russia Fund                                    20




    WHAT YOU PAY TO INVEST                            22
    SHAREHOLDER GUIDE                                 26
    MANAGEMENT OF THE FUNDS                           35
    DIVIDENDS, DISTRIBUTIONS AND TAXES                42
    MORE INFORMATION ABOUT RISKS                      43
    FINANCIAL HIGHLIGHTS                              47
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS

--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

                               [TELEPHONE GRAPHIC]

 If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 GLOBAL EQUITY FUNDS



  ING offers Global Equity Funds that emphasize a growth approach to global investing, as well as Global Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in equity securities of companies throughout the world, including the United States.



  They may suit you if you:



  - are investing for the long-term -- at least several years;


  - are looking for exposure to international markets and global real estate;


  - are willing to accept higher risk in exchange for the potential for long-term growth; and


  - are seeking dividend income in addition to capital growth (Global Equity Dividend Fund only).


INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:


  - are investing for the long-term -- at least several years;

  - are looking for exposure to international markets or precious metals; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                               Introduction to the Funds       1

FUNDS AT A GLANCE

--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------


GLOBAL EQUITY     ING Global Equity Dividend           Growth of capital with
FUNDS             Fund                                 dividend income as a secondary
                  Adviser: ING Investments, LLC        consideration
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  ING Global Real Estate Fund          High total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Clarion Real
                  Estate Securities L.P.


INTERNATIONAL     ING Emerging Countries Fund          Maximum long-term capital
EQUITY FUNDS      Adviser: ING Investments, LLC        appreciation
                  Sub-Adviser: Brandes
                  Investment Partners, L.P.

                  ING Foreign Fund                     Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Julius Baer
                  Investment Management LLC

                  ING International Fund               Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Co.

                  ING International SmallCap           Maximum long-term capital
                  Fund                                 appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Acadian Asset
                  Management, Inc.

                  ING International Value Fund         Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes
                  Investment Partners, L.P.

                  ING Precious Metals Fund             Capital appreciation and hedge
                  Adviser: ING Investments, LLC        against the loss of buying
                  Sub-Adviser: ING Investment          power of the U.S. dollar
                  Management Co.

                  ING Russia Fund                      Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.



 2      Funds at a Glance

                                                               FUNDS AT A GLANCE

--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------


Equity securities of dividend paying companies            Price volatility and other risks that accompany an
located in countries around the world, which may          investment in foreign equity securities of dividend paying
include the U.S.                                          companies. May be sensitive to currency exchange rates,
                                                          international, political and economic conditions and other risks that also affect foreign securities.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. May be sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that also affect foreign securities.


Equity securities of issuers located primarily in         Price volatility, liquidity and other risks that accompany
emerging countries believed to have prices below          an investment in equities of emerging countries. May be
their long-term value.                                    sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


Equity securities tied economically to countries          Price volatility, liquidity and other risks that accompany
outside the U.S.                                          an investment in equities of foreign companies. May be
                                                          sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in foreign equities. May be sensitive to currency exchange rates, international, political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
prices below their long-term value.                       companies. May be sensitive to currency exchange rates,
                                                          international, political and economic conditions and other risks that also affect foreign securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value-oriented foreign equities. May be
their long-term value.                                    sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


Precious metals and securities related to precious        Price volatility due to non-diversification and
metals, including gold and securities of companies        concentration in the precious metals industry. The market
engaged in mining or processing gold throughout the       for gold and other precious metals is widely unregulated and
world.                                                    is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher
                                                          transaction/storage costs, and realize gains only with an
                                                          increase in market price.


Equity securities of Russian companies.                   Risk due to extremely volatile and often illiquid nature of the Russian securities markets, and volatility due to
                                                          non-diversification of investments. Particularly sensitive to Russian political and economic conditions, currency
                                                          exchange rates, and other risks that affect funds investing in securities of a single country. Potential for
                                                          expropriation, dilution, devaluation, default or excessive taxation by the Russian government.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL EQUITY DIVIDEND FUND          ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks growth of capital with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of equity securities of dividend paying companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the net assets of the Fund will be invested in equity securities of issuers in at least 3 countries, one of which may be the U.S., with at least 75% of total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.



The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the dividend yield of the companies included in the Morgan Stanley Capital International World Index ("MSCI World Index").


The Sub-Adviser uses a quantitative screening process to assist in the selection of companies according to the following criteria:

- The dividend yield must be above average and the stability and growth of the dividend yield and the company should meet minimum acceptable standards including market capitalization generally of at least $1 billion, growth of the dividend over the last five years, and average annual earnings growth over the last four years.

- The expected liquidity of a stock must be sufficient to buy or sell a position within four trading days without significant impact on the share price.

- The analysis of fundamental factors are used to limit the risk of investing in or holding certain, unprofitable companies. These fundamental factors include: earnings, capital structure, dividend coverage, and credit ratings.

The Sub-Adviser may from time-to-time select securities that do not meet all of these criteria.

In addition, the Sub-Adviser combines fundamental analysis of each company with an allocation among industry sectors that is based upon quantitative screening which takes into account certain assumptions about possible economic scenarios.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Fund will generally sell a stock when the dividend yield falls below average.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money
on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to the factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the dividend paying securities in which the Fund invests. Rather, the market could favor growth-oriented securities or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

The Sub-Adviser does not hedge against currency movements in the various markets in which the Fund will invest so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of small-sized and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 4      ING Global Equity Dividend Fund

                                                 ING GLOBAL EQUITY DIVIDEND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                       YEAR BY YEAR TOTAL RETURNS (%)(1)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----


(1) The figure is for the year ended December 31, 2004. It does not reflect sales charges and would be lower if it did.



            Best and worst quarterly performance during this period:


                                 quarter    :    %


                                 quarter    :    %



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI World Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
CLASS A RETURN BEFORE TAXES(2)                                  %                              N/A
Class A Return After Taxes on Distributions(2)                  %                              N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %                              N/A
MSCI World Index (reflects no deductions for fees, expenses
or taxes)(3)                                                    %                   (4)        N/A
CLASS B RETURN BEFORE TAXES(5)                                  %                              N/A
MSCI World Index (reflects no deductions for fees, expenses
or taxes)(3)                                                    %                   (6)        N/A
CLASS C RETURN BEFORE TAXES(7)                                  %                              N/A
MSCI World Index (reflects no deductions for fees, expenses
or taxes)(3)                                                    %                   (6)        N/A



(1) Class A, Class B and Class C commenced operations on September 17, 2003, October 24, 2003 and October 29, 2003, respectively.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.



(4) The Index return for Class A shares is for the period beginning October 1, 2003.



(5) Reflects deduction of deferred sales charge of 5.00% and 4.00%, respectively, for 1 year and Life of Class returns.



(6) The Index returns for Class B shares and Class C shares are for the period beginning November 1, 2003.



(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Global Equity Dividend Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

                                                         ING Clarion Real Estate
ING GLOBAL REAL ESTATE FUND                                      Securities L.P.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with high total return. The Fund's investment objective is not fundamental and may be changed without shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts ("REITs").


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:
  (i) value and property; (ii) capital structure; and (iii) management and strategy.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities in industries to which the Fund is not exposed, or may not favor equities at all.


REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 6      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                4.06     41.35

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                                quarter    :    %


                                quarter    :    %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's/Citigroup World Property Index ("S&P/Citigroup World Property Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
CLASS A RETURN BEFORE TAXES(2)                                  %                              N/A
Class A Return After Taxes on Distributions(2)                  %                              N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %                              N/A
S&P/Citigroup World Property Index (reflects no deductions
for fees, expenses or taxes)(3)                                 %                 (4)          N/A
CLASS B RETURN BEFORE TAXES(5)                                  %                              N/A
S&P/Citigroup World Property Index (reflects no deductions
for fees, expenses or taxes)(3)                                 %                 (6)          N/A
CLASS C RETURN BEFORE TAXES(7)                                  %                              N/A
S&P/Citigroup World Property Index (reflects no deduction
for fees, expenses or taxes)(3)                                 %                 (8)          N/A



(1) Class A, Class B and Class C shares commenced operations on November 5, 2001, March 15, 2002 and January 8, 2002, respectively.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The S&P/Citigroup World Property Index is an unmanaged market-weighted total return which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.



(4) The Index return for Class A shares is for the period beginning November 1, 2001.



(5) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and Life of Class returns.



(6) The Index return for Class B shares is for the period beginning March 1, 2002.



(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.



(8) The Index return for Class C shares is for the period beginning January 1, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Global Real Estate Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EMERGING COUNTRIES FUND                    Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market.



The Fund holds common stocks, preferred stocks, American depositary receipts ("ADRs"), European depositary receipts ("EDRs") and Global depositary receipts ("GDRs"), as well as convertible securities.



The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens more than 2,500 emerging market companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth. The Sub-Adviser will focus on issuers in those emerging market countries in which it believes the economies are developing strongly and the markets are becoming more sophisticated.



The Sub-Adviser considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Index, or those countries which generally are considered to be emerging market countries by the international financial community.



The Fund will typically invest up to the greater of either:


- 20% of total Fund assets in any particular country or industry at the time of purchase, or,


- 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index") at the time of purchase.


  The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

  The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

  The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs and GDRs are subject to risks of foreign investments and they may not always track the price of the underlying foreign security.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



SMALL-/MID-SIZED COMPANIES -- the Fund's investments in small-and mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 8      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.34      27.50    9.44    (22.19)   75.80   (31.94)  (7.67)   (9.11)    47.28

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2005, Brandes Investment Partners, L.P. began serving as Sub-Adviser to the Fund and the Fund changed its investment strategy to focus on value-style investing instead of growth-style investing. Prior to this date, the Fund was managed by a different Sub-Adviser. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; ING Investment Management Advisors B.V. served as sub-adviser from December 5, 2002 to March 1, 2005. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002; however, prior to October 1, 2000, the Fund was advised by a different sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :     %


                               quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EM Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)     CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
Class A Return After Taxes on Distributions(2)                  %
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %
MSCI EM Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                     %                                 (4)
CLASS B RETURN BEFORE TAXES(5)                                  %
MSCI EM Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                     %                                 (6)
CLASS C RETURN BEFORE TAXES(7)                                  %
MSCI EM Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                     %                                 (4)
CLASS M RETURN BEFORE TAXES(8)                                  %
MSCI EM Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                   (9)



(1) Class B and Class M shares commenced operations on May 31, 1995 and August 5, 2002, respectively.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



(4) The Index returns for Class A and Class C shares are for the 10-year period ended December 31, 2004.



(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 year returns.



(6) The Index return for Class B shares is for the period beginning June 1, 1995.



(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.



(8) Reflects deduction of the maximum Class M sales charge of 3.50%.



(9) The Index return for Class M shares is for the period beginning August 1, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

                                                          Julius Baer Investment
ING FOREIGN FUND                                                  Management LLC

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Fund normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common and preferred stock, American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), Global depositary receipts ("GDRs"), convertible securities, rights, warrants and other investment companies, including exchange traded funds ("ETFs").



In selecting investments for the Fund, the Fund will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.



The Sub-Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Fund normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.



The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities. The Fund may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of total net assets) high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund may invest in derivatives such as futures and swaps as a hedging technique or in furtherance of its investment objective.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small-and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

LOWER QUALITY DEBT SECURITIES -- junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 10      ING Foreign Fund

                                                                ING FOREIGN FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                       YEAR BY YEAR TOTAL RETURNS (%)(1)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.



 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----



(1) The figure is for the year ended December 31, 2004. It does not reflect sales charges and would be lower if it did.



            Best and worst quarterly performance during this period:


                               quarter    :    %


                               quarter    :    %



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR     CLASS)(1)      CLASS)
CLASS A RETURN BEFORE TAXES(2)                                  %                                N/A
Class A Return After Taxes on Distributions(2)                  %                                N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %                                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(3)                                                                            (4)
CLASS B RETURN BEFORE TAXES(5)                                  %                                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(3)                                                                            (4)
CLASS C RETURN BEFORE TAXES(6)                                  %                                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %                    (4)         N/A



(1) Class A, Class B and Class C shares commenced operations on July 1, 2003, July 8, 2003 and July 7, 2003, respectively.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.



(4) The Index returns for Class A, Class B and Class C shares are for the period beginning July 1, 2003.



(5) Reflects deduction of deferred sales charge of 5.00% and 4.00% respectively, for 1 year and Life of Class returns.



(6) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       ING Foreign Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING INTERNATIONAL FUND                             ING Investment Management Co.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.


U.S. GOVERNMENT SECURITIES -- the Fund will primarily invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the securities purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples include direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds, as well as indirect obligations of the U.S. Treasury such as obligations of various agencies, including the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.



Other agencies and instrumentalities of the U.S. government issue securities that are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Such agencies include the Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to such agencies if needed, as securities issued by these agencies are neither guaranteed nor insured by the U.S. government.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 12      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a board measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.77      13.57    1.61     19.02    47.85   (8.30)   (20.27)  (14.60)   29.21

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                 5 YEARS      10 YEARS
                                                                               (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)(1)     CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
Class A Return After Taxes on Distributions(2)                  %
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                                   (4)
CLASS B RETURN BEFORE TAXES(5)                                  %                                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                      (6)       N/A
CLASS C RETURN BEFORE TAXES(7)                                  %                                N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                      (6)       N/A



(1) Class B shares commenced operations on August 22, 2000. Class C shares commenced operations on September 15, 2000.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(4) The Index return for Class A shares is for the 10-year period ended December 31, 2004.



(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.



(6) The Index return for Class B and Class C shares is for the period beginning September 1, 2000.



(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING INTERNATIONAL SMALLCAP FUND                   Acadian Asset Management, Inc.


--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.



The Fund invests primarily in smaller-capitalized companies ("small-cap stocks") located worldwide. The market capitalization ranges of the various countries' small-cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets. For purposes of the Fund, the size of stocks considered for the Portfolio will fall in the $100 million to $3 billion cap range at the time of purchase. The market capitalization of companies considered to be small-cap will change with market conditions.



The Fund invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, other investment companies, including exchange traded funds ("ETFs"), rights, American depository receipts ("ADRs") and Global depository receipts ("GDRs"). The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.



The investment process is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each country, thereby capturing value-added at both the stock and the country levels. The models incorporate multiple factors, including such fundamental value measures as low price-to-earnings ratios and low price-to-book ratios, as well as measures relating to earnings trends, price movements and other predictive factors. The bottom-up portion of the investment process methodically exploits a range of characteristics associated with outperforming stocks in global equity markets, including valuation, earnings expectations, and price movements. The process uses stock factors to predict how well each stock in the universe will perform relative to its country/sector zone, as well as separate models to forecast country/sector-level returns, in order to predict how well each stock's country/sector zone will perform relative to others.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MARKET TRENDS -- from time to time, the stock market may not favor the small-cap securities in which the Fund invests. Rather, the market could favor value-oriented securities or large company securities, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



SMALL-SIZED COMPANIES -- stocks of smaller companies may carry higher risks than stocks of larger companies.



- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.



- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than those in stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 14      ING International SmallCap Growth Fund

                                                 ING INTERNATIONAL SMALLCAP FUND

--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.51      17.58    13.46    35.57   121.93   (16.60)  (27.52)  (17.15)   44.74

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2005, Acadian Asset Management, Inc. began serving as Sub-Adviser to the Fund and the Fund changed its investment strategy to focus on value-style investing rather than growth-style investing. Prior to this date, the Fund was managed by a different sub-adviser. Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than Sub-Adviser, to the Fund. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999.


(3) Effective March 1, 2005, the Fund changed its name from ING International SmallCap Growth Fund to ING International SmallCap Fund.


            Best and worst quarterly performance during this period:

                                quarter    :     %


                                quarter    :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East SmallCap Index ("MSCI EAFE SmallCap Index") and the Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("Citigroup EPAC/EMI"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                       10 YEARS
                                                                                      (OR LIFE OF
                                                                   1 YEAR   5 YEARS    CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
Class A Return After Taxes on Distributions(2)                  %
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %
MSCI EAFE SmallCap (reflects no deductions for fees,
expenses or taxes)(3)                                           %                           (4)
Citigroup EPAC/EMI Index (reflects no deductions for fees,
expenses or taxes)(5)                                           %                           (4)
CLASS B RETURN BEFORE TAXES(6)                                  %
MSCI EAFE SmallCap (reflects no deductions for fees,
expenses or taxes)(3)                                           %                           (7)
Citigroup EPAC/EMI Index (reflects no deductions for fees,
expenses or taxes)(3)                                           %                           (7)
CLASS C RETURN BEFORE TAXES(7)                                  %
MSCI EAFE SmallCap (reflects no deductions for fees,
expenses or taxes)(3)                                           %                           (4)
Citigroup EPAC/EMI Index (reflects no deductions for fees,
  expenses or taxes)(5)                                         %                           (4)



(1) Class B shares commenced operations on May 31, 1995.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America, which more closely tracks the types of securities the Fund invests than the Citigroup EPAC/EMI Index.



(4) The Index returns for Class A and Class C shares are for the 10-year period ended December 31, 2004.



(5) The Citigroup EPAC/EMI Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.



(6) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 year returns.



(7) The Index return for Class B shares is for the period beginning June 1, 1995.



(8) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term capital appreciation.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth.



The Fund holds common stocks, preferred stocks, American, European and global depository receipts, as well as convertible securities.


Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,


- 150% of the weighting of the country or industry in the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index") as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 29. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 16      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          15.23    17.86    13.46    51.49    1.89    (13.33)  (18.00)   47.75

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other classes will vary.



                                                                                       10 YEARS
                                                                                      (OR LIFE OF
                                                                   1 YEAR   5 YEARS    CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
Class A Return After Taxes on Distributions(2)                  %
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %
MSCI EAFE Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                  %                             (4)
CLASS B RETURN BEFORE TAXES(5)                                  %
MSCI EAFE Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                  %                             (6)
CLASS C RETURN BEFORE TAXES(7)                                  %
MSCI EAFE Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                  %                             (4)



(1) Class A and Class C shares commenced operations on March 6, 1995. Class B shares commenced operations on April 18, 1997.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(4) The Index returns for Class A and Class C shares are for the period beginning March 1, 1995.



(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and 5 year returns.



(6) The Index return for Class B shares is for the period beginning May 1, 1997.



(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING PRECIOUS METALS FUND                           ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in precious metals and securities related to precious metals. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in gold bullion and the equity securities of companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of gold ("gold-related" companies). The Sub-Adviser seeks to invest in companies involved in precious metals which represent good value based on the prospects for earnings and the prices of precious metals. The Fund may invest the remaining 35% of its assets in other precious metals or materials, including silver, platinum, and palladium, and in the equity securities of companies that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the exploration, mining, processing, fabrication or distribution of silver ("silver-related" companies) or other precious metals or materials. The Fund may also invest in other types of securities, including preferred stocks of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities). The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.



The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals and materials. A substantial portion of the Fund's investments will be in the securities of foreign issuers, including emerging market issuers.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund normally invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.


PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose investors to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such as bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gains only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities of gold and gold-related companies, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 18      ING Precious Metals Fund

                                                        ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
(1.89)    7.84    (42.98)  (6.39)    8.58    (22.05)   24.87    66.67    46.42

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria. Effective November 2, 2000, the Fund changed its name to the ING Precious Metals Fund and changed its investment strategies to permit the Fund to invest in precious metals and related securities; prior to that date, the Fund invested primarily in gold and gold-related securities.

            Best and worst quarterly performance during this period:

                                quarter     :     %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Financial Times Gold Mines Index ("FT Gold Mines Index"), and Gold bullion. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                   1 YEAR   5 YEARS   10 YEARS
CLASS A RETURN BEFORE TAXES(1)                                  %
Class A Return After Taxes on Distributions(1)                  %
Class A Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                       %
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %                           (3)
FT Gold Mines Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %                           (3)
Gold Bullion (reflects no deduction for fees, expenses or
taxes)(5)                                                       %



(1) Reflects deduction of the maximum Class A sales charge of 5.75%.


(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.


(3) The Index return for Class A shares is for the 10-year period ended December 31, 2004.



(4) The FT Gold Mines Index(R) is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.



(5) GOLD BULLION IS NOT AN INDEX. It is a commodity traded on the New York Mercantile Exchange (NYME). The return is based upon spot prices obtained from the NYME for the periods shown.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Precious Metals Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING RUSSIA FUND                          ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities (including common and preferred stocks, and convertible securities) of Russian companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser manages the Fund as a core equity product investing primarily in Russian companies and is not constrained by a particular investment style or market capitalization. It may invest in "growth" or "value" securities. The Sub-Adviser seeks to invest in companies that are undervalued by the market because their pace of development and earnings growth have been underestimated. The Sub-Adviser also seeks to invest in companies that it believes will experience growth in revenue and profits. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of companies located outside of Russia including those companies located in the former Soviet Union. The Fund may invest up to 10% of its assets in other investment companies.



The criteria used by the Fund to determine whether an issuer is based in Russia include: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


MARKET TRENDS AND PRICE VOLATILITY -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all. The Fund may invest in small- and mid-sized companies, which may be more susceptible to greater price swings than larger companies because they typically have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies, including ING Russia Fund.

POLITICAL RISK -- since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK -- the Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION -- there may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS -- there is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK -- ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company or a single sector.


RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities.

LOWER QUALITY DEBT SECURITIES -- junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.


OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 20      ING Russia Fund

                                                                 ING RUSSIA FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   67.50   (82.99)  159.76   (17.80)   80.32    24.72    75.88

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002. Effective December 5, 2002, ING Investment Management Advisors B.V. became the Sub-Adviser to the Fund.

            Best and worst quarterly performance during this period:

                               quarter     :      %


                                quarter     :     %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of three broad measures of market performance -- the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index"), the Russian Trading System Index and the Moscow Times Index. The table also shows returns on a before- tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                         10 YEARS
                                                                                        (OR LIFE OF
                                                                    1 YEAR    5 YEARS    CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
Class A Return After Taxes on Distributions(2)                  %
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %
MSCI EM Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                               (4)
Russian Trading System Index (reflects no deduction for
  fees, expenses or taxes)(5)                                   %                               (4)
Moscow Times Index (reflects no deduction for fees, expenses
  or taxes)(6)                                                  %                               (4)



(1) Class A shares commenced operations on July 3, 1996.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.



(3) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. This Index more closely tracks the types of securities in which the Fund invests than the Moscow Times Index and the Russian Trading System Index.



(4) The Index return for Class A shares is for the period beginning July 1, 1996.



(5) The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The Index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading
    System. The Index is operated by the National Association of Participants in the Securities Markets, a non-profit body.



(6) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY


                                                                CLASS A(1)    CLASS B(2)     CLASS C(2)     CLASS M(1)(2)
-------------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)
 All Funds                                                         5.75(3)       none           none             3.50(3)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 All Funds                                                         none(4)       5.00(5)        1.00(6)          none
 REDEMPTION FEE (AS A % OF AMOUNT REDEEMED, IF APPLICABLE)
 ING International and ING Russia Funds                            2.00(7)        N/A            N/A              N/A





(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.



(2) Not all Funds offer Classes B, C and M. Please see page 26.



(3) Reduced for purchases of $50,000 and over. Please see page 27.



(4) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.



(5) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.



(6) Imposed upon redemptions within 1 year from purchase. Please see page 27.



(7) The 2.00% redemption fee applies only to shares held less than 30 days for the ING International Fund and less than 365 days for the ING Russia Fund. Please see page 31.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                   DISTRIBUTION                       TOTAL
                                                   AND SERVICE                        FUND             WAIVERS,
                                    MANAGEMENT       (12b-1)           OTHER        OPERATING       REIMBURSEMENTS         NET
FUND                                   FEES            FEES         EXPENSES(2)     EXPENSES      AND RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Equity
  Dividend                   %         0.70            0.25
 ING Global Real Estate      %         1.00            0.25
 ING Emerging Countries      %         1.25            0.35(4)
 ING Foreign                 %         1.00            0.25
 ING International           %         1.00            0.25
 ING International
  SmallCap                   %         1.00            0.35
 ING International Value     %         1.00            0.30
 ING Precious Metals         %         1.00            0.25
 ING Russia                  %         1.25            0.25


 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B
                                                                  DISTRIBUTION                       TOTAL
                                                                  AND SERVICE                        FUND
                                                   MANAGEMENT       (12b-1)           OTHER        OPERATING
FUND                                                  FEES            FEES         EXPENSES(2)     EXPENSES
------------------------------------------------------------------------------------------------------------
 ING Global Equity Dividend                 %         0.70            1.00
 ING Global Real Estate                     %         1.00            1.00
 ING Emerging Countries                     %         1.25            1.00
 ING Foreign                                %         1.00            1.00
 ING International                          %         1.00            1.00
 ING International SmallCap                 %         1.00            1.00
 ING International Value                    %         1.00            1.00

CLASS B

                                                WAIVERS,
                                             REIMBURSEMENTS          NET
FUND                                        AND RECOUPMENT(3)      EXPENSES
-----------------------------------------  --------------------------------
 ING Global Equity Dividend
 ING Global Real Estate
 ING Emerging Countries
 ING Foreign
 ING International
 ING International SmallCap
 ING International Value


CLASS C
                                                                  DISTRIBUTION                       TOTAL
                                                                  AND SERVICE                        FUND
                                                   MANAGEMENT       (12b-1)           OTHER        OPERATING
FUND                                                  FEES            FEES         EXPENSES(2)     EXPENSES
------------------------------------------------------------------------------------------------------------
 ING Global Equity Dividend                 %         0.70            1.00
 ING Global Real Estate                     %         1.00            1.00
 ING Emerging Countries                     %         1.25            1.00
 ING Foreign                                %         1.00            1.00
 ING International                          %         1.00            1.00
 ING International SmallCap                 %         1.00            1.00
 ING International Value                    %         1.00            1.00

CLASS C

                                                WAIVERS,
                                             REIMBURSEMENTS          NET
FUND                                        AND RECOUPMENT(3)      EXPENSES
-----------------------------------------  --------------------------------
 ING Global Equity Dividend
 ING Global Real Estate
 ING Emerging Countries
 ING Foreign
 ING International
 ING International SmallCap
 ING International Value


CLASS M
                                                                  DISTRIBUTION                       TOTAL
                                                                  AND SERVICE                        FUND
                                                   MANAGEMENT       (12b-1)           OTHER        OPERATING
FUND                                                  FEE             FEES         EXPENSES(2)     EXPENSES
------------------------------------------------------------------------------------------------------------
 ING Emerging Countries                     %         1.25            0.75

CLASS M

                                                WAIVERS,
                                             REIMBURSEMENTS          NET
FUND                                        AND RECOUPMENT(3)      EXPENSES
-----------------------------------------  --------------------------------
 ING Emerging Countries


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed for each Fund, except ING International Value Fund.


 (2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.


 (3) ING Investments, LLC, has entered into written expense limitation agreements with each Fund which it advises, except ING International Value Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC adjusted for contractual charges, if any, is shown under the heading "Waivers, Reimbursements, and Recoupment." For each Fund, except ING International Fund and ING Foreign Fund, the expense limits will continue through at least October 31, 2005. The expense limitation agreements are contractual and, except for ING International Fund and ING Foreign Fund, shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then-current term or upon termination of the investment management agreement. Pursuant to a side agreement dated November 1, 2004, the expense limits for ING International Fund are 1.95%, 2.70%, and 2.70% for Class A, Class B and Class C shares, respectively, through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If after October 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under the ING International Fund's expense limitation agreement of 2.75%, 3.50% and 3.50% for Class A, Class B and Class C shares, respectively. Additionally, pursuant to a side agreement dated November 1, 2004, the expense limits for ING Foreign Fund are 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively, through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If, after October 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limits will revert to the limitations under the ING Foreign Fund's expense limitation agreement of 1.95%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively.



 (4) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of ING Emerging Countries Fund for the period from January 1, 2005 through December 31, 2005.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES




The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



CLASS A
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING Global Equity Dividend(1)                                  $
 ING Global Real Estate(1)                                      $
 ING Emerging Countries(1)                                      $
 ING Foreign(1)                                                 $
 ING International(1)                                           $           (2)
 ING International SmallCap(1)                                  $
 ING International Value                                        $
 ING Precious Metals(1)                                         $
 ING Russia(1)                                                  $           (2)



CLASS B
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Equity              $
  Dividend(1)
 ING Global Real Estate(1)      $
 ING Emerging Countries(1)      $
 ING Foreign(1)                 $
 ING International(1)           $
 ING International              $
  SmallCap(1)
 ING International Value        $


 24      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES


CLASS C
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Equity
Dividend(1)                     $
 ING Global Real Estate(1)      $
 ING Emerging Countries(1)      $
 ING Foreign(1)                 $
 ING International(1)           $
 ING International
  SmallCap(1)                   $
 ING International Value        $



CLASS M
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING Emerging Countries(1)                                      $


--------------------------------------------------------------------------------


(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


(2) Due to redemption fees assessed on early redemptions, the cost of investing
    in ING Russia Fund for one year is $    , if shares were held for less than
    365 days. The cost of investing in the Class A shares of ING International
    Fund for one year is $    , if the shares were held for less than 30 days.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       25

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)


Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M. Certain Funds also offer Class I and Class Q shares. Class I and Class Q shares are not offered in this Prospectus.


CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.


- A contingent deferred sales charge ("CDSC"), as described on the next page.


- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

- Not offered by ING Russia Fund and ING Precious Metals Fund.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by ING Russia Fund and ING Precious Metals Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by ING Emerging Countries Fund.


When choosing between classes, you should carefully consider:



- How long you plan to hold the Fund;



- The amount of your investment;



- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and



- Whether you qualify for any sales charge discounts.



The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B, Class C and Class M shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares and Class M shares in excess of $100,000 and $1,000,000 respectively, will be declined.



If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000 or $1,000,000 in the case of Class M shares. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.



You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 26      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A(1)(2)(3)


Class A shares of the Funds are sold subject to the following sales charge:

                                      ALL FUNDS
                            -----------------------------
                            AS A % OF THE
                              OFFERING      AS A % OF NET
YOUR INVESTMENT               PRICE(3)       ASSET VALUE
 Less than $50,000              5.75            6.10
 $50,000 - $99,999              4.50            4.71
 $100,000 - $249,999            3.50            3.63
 $250,000 - $499,999            2.50            2.56
 $500,000 - $1,000,000          2.00            2.04
 $1,000,000 and over                  See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were a part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50%        1 year
 $5,000,000 and over            0.25%        1 year

CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. The CDSCs are as follows:



CLASS B DEFERRED SALES CHARGE



                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none


CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares, in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares are sold subject to the following sales charge:

                               EMERGING COUNTRIES FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none


There is no CDSC on certain shares acquired through the reinvestment of dividends and capital gains distributions.


SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Aeltus Money Market Fund, ING Classic Money Market Fund, ING Lexington Money Market Trust and ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.


- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA"). However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

  may be eligible for a CDSC waiver prior to the mandatory distribution age.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 28      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250


- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.



Make your investment using the methods outlined in the table on the right.



The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).



International Value Fund is closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund; or (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:


- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.


                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      An investment            Visit or consult an
     YOUR INVESTMENT    professional with an     investment professional.
     PROFESSIONAL       authorized firm can
                        help you establish and
                        maintain your account.



     BY MAIL            Visit or consult an      Visit or consult an
                        investment               investment professional.
                        professional. Make       Fill out the Account
                        your check payable to    Additions form included
                        the ING Funds and mail   on the bottom of your
                        it, along with a         account statement along
                        completed Account        with your check payable
                        Application. Please      to the ING Funds and
                        indicate your            mail them to the address
                        investment               on the account
                        professional on the      statement. Remember to
                        New Account              write your account
                        Application.             number on the check.



     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 992-0180 and    under "Initial
                        select Option 4 to       Investment."
                        obtain an account
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street Bank and
                        Trust Company
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        Shareholder
                        A/C
                        #--------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


FREQUENT TRADING -- MARKET TIMING



The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.



The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.



The Funds' Board of Trustees has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions, the Funds' Systematic Exchange Privilege or transactions in omnibus accounts as described below. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.



If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase or exchange orders; extending settlement of a transaction up to seven days; rejecting all trades from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.



Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.



Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' Administrator, ING Funds Services, LLC.


RETIREMENT PLANS



The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


 30      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.


PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.



Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


REDEMPTION FEE


A 2.00% redemption fee will be charged on the redemption of Class A shares the ING Russia Fund held less than 365 days and Class A shares of the ING International Fund held less than 30 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" ("FIFO") method. Therefore, the oldest shares are sold first.


The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the ING Russia Fund and the ING International Fund intend to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest these funds' tax treatment of this arrangement on this basis or for other reasons.


            Method                         Procedures
     BY CONTACTING YOUR       You may redeem shares by contacting
     INVESTMENT               your investment professional.
     PROFESSIONAL             Investment professionals may charge
                              for their services in connection with
                              your redemption request, but neither
                              the Fund nor the Distributor impose
                              any such charge.



     BY MAIL                  Send a written request specifying the
                              Fund name and share class, your
                              account number, the name(s) in which
                              the account is registered, and the
                              dollar value or number of shares you
                              wish to redeem to:
                              ING Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368
                              If certificated shares have been
                              issued, the certificate must accompany
                              the written request. Corporate
                              investors and other associations must
                              have an appropriate certification on
                              file authorizing redemptions. A
                              suggested form of such certification
                              is provided on the Account
                              Application. A signature guarantee may
                              be required.



     BY TELEPHONE --          You may redeem shares by telephone on
     EXPEDITED REDEMPTION     all accounts other than retirement
                              accounts, unless you check the box on
                              the Account Application which
                              signifies that you do not wish to use
                              telephone redemptions. To redeem by
                              telephone, call a Shareholder Services
                              Representative at (800) 992-0180.
                              RECEIVING PROCEEDS BY CHECK:
                              You may have redemption proceeds (up
                              to a maximum of $100,000) mailed to an
                              address which has been on record with
                              ING Funds for at least 30 days.
                              RECEIVING PROCEEDS BY WIRE:
                              You may have redemption proceeds
                              (subject to a minimum of $5,000) wired
                              to your pre-designated bank account.
                              You will not be able to receive
                              redemption proceeds by wire unless you
                              check the box on the Account
                              Application which signifies that you
                              wish to receive redemption proceeds by
                              wire and attach a voided check. Under
                              normal circumstances, proceeds will be
                              transmitted to your bank on the
                              business day following receipt of your
                              instructions, provided redemptions may
                              be made. In the event that share
                              certificates have been issued, you may
                              not request a wire redemption by
                              telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value. Securities prices may be obtained from automated pricing services.



Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.



When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Fund's Board of Trustees ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;



- Securities of an issuer that has entered into a restructuring;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.


PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge and any redemption fee (Class A shares of the ING Russia Fund and ING International Fund only). Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

 32      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate mutual fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.



The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds also may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.



If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or going to www.ingfunds.com.



In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the ING Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI and on the Funds' website at www.ingfunds.com.


 34      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of December 31, 2004, ING Investments managed over $   billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                               MANAGEMENT FEES
 ING Global Equity Dividend                             0.70%
 ING Global Real Estate                                 1.00
 ING Emerging Countries                                 1.25
 ING Foreign                                            1.00
 ING International                                      1.00
 ING International SmallCap                             1.00
 ING International Value                                1.00
 ING Precious Metals                                    1.00
 ING Russia                                             1.25



For information regarding the basis for the Board's approval of the following sub-advisory relationships, please refer to the Funds' SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.



ING Investments acts as a "manager-of-managers" for ING Global Equity Dividend Fund, ING Emerging Countries Fund, ING Foreign Fund and ING International SmallCap Fund, (collectively, "Manager-of-Manager Funds"). ING Investments delegates to the sub-advisers of the Manager-of-Manager Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-advisers of the Manager-of-Manager Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Manager-of-Manager Funds' Board. The Manager-of-Manager Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager-of-Manager Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager-of-Manager Funds' shareholders. The Manager-of-Manager Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Manager Funds. In this event, the names of the Manager-of-Manager Funds and their investment strategies may also change.



ING RUSSIA FUND AND ING GLOBAL EQUITY DIVIDEND FUND



ING INVESTMENT MANAGEMENT ADVISORS B.V.



ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser") serves as Sub-Adviser to ING Russia Fund and ING Global Equity Dividend Fund. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Groep N.V. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. IIMA operates under the collective management of ING Investment Management ("IIM") which had assets under
management of $    million as of December 31, 2004.



ING RUSSIA FUND



Samuel Oubadia, Senior Portfolio Manager, has served as co-manager of the portfolio management team that manages ING Russia Fund since January 2001. Mr. Oubadia has eight years experience in portfolio management. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined "IIMA" in September 1996 when he was the Senior Equity Manager at IIMA's office in Prague in the Czech Republic. He joined IIMA's global emerging markets team in January 1998.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


Michiel Bootsma has served as co-manager of the portfolio management team that manages the Fund since December 2002. Mr. Bootsma is Senior Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa) universe. Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.



Jan-Wim Derks has served as a member of the portfolio management team that manages the Fund since January 2001. Mr. Derks serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Derks joined ING Investment Management -- Europe in 1997.



ING GLOBAL EQUITY DIVIDEND FUND



The following individuals share responsibility for the day-to-day management of ING Global Equity Dividend Fund:



Jorik van den Bos joined IIMA in 1997 and is a Director in the Global Equities team. Mr. Bos has managed the Fund since its inception.



Joris Franssen joined IIMA in 1998 as a senior investment manager and is currently a member of the Global Equities team. Mr. Franssen has managed the Fund since its inception.



Joost de Graaf joined IIMA in 1999 and is a senior investment manager in the Global Value team. Mr. de Graaf has managed the Fund since July 2004. Mr. de Graaf is a CFA charter holder.



PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE IIMA INVESTMENT TEAM



The tables below are designed to show how a composite of substantially similar accounts managed by the IIMA investment team managing ING Global Equity Dividend Fund performed over various periods in the past.



The Global High Dividend Equity Composite is a composite of discretionary, fee paying, non-taxable and taxable accounts invested in accordance with the Global High Dividend Equity investment strategy managed by the IIMA investment team responsible for managing accounts maintained by a European affiliate. Each account in the composite has investment objectives, policies and strategies that are substantially similar to ING Global Equity Dividend Fund. Accounts meeting the composite criteria are included in the composite on the first day of the calendar quarter following inception. Valuation and returns are computed and stated in U.S. Dollars although the currency of each account currently included in the composite is the Euro. This composite was created on July 1, 2000. The account minimum for the composite was 10 million Euro (equivalent to
approximately $    million as of December 31, 2004).



The table below shows the average annual total returns for the Global High Dividend Equity Composite compared with the MSCI World Index for the one-, three-year and since inception periods ended December 31, 2004 and annual total returns for years ended December 31 of prior years. This information is designed to demonstrate the historical track record of the IIMA investment team with respect to the Global High Dividend Equity Strategy. It does not indicate how ING Global Equity Dividend Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                              GLOBAL HIGH
                               DIVIDEND      GLOBAL HIGH
                                EQUITY        DIVIDEND
                               COMPOSITE       EQUITY
                                (AT MAX     COMPOSITE (%)
                                 SALES        (WITH NO       MSCI WORLD
                              CHARGE)(1)    SALES CHARGE)   INDEX(2) (%)
One Year                              %              %               %
Three Years                           %              %               %
Since Inception (07/01/00)*           %              %               %



* Index returns for the MSCI World Index is for the period beginning July 1, 2000.



                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                                           GLOBAL HIGH
                                            DIVIDEND
                                             EQUITY
                                          COMPOSITE (%)
                                            (WITH NO       MSCI WORLD
                                          SALES CHARGE)   INDEX(2) (%)
2004                                               %               %
2003                                          35.12%          33.76%
2002                                          (7.28)%        (19.54)%
2001                                           4.61%         (16.52)%
2000 (07/01-12/31)*                                %               %



 * Index returns are for the period beginning July 1, 2000.



(1) Reflects the deduction of applicable Class A sales charge of 5.75%.



(2) The MSCI World Index is an unmanaged free floated market capitalization index that is designed to measure global developed equity performance. The indexes include the reinvestment of dividends and income, but do not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Global High Dividend Equity Composite were calculated on a time-weighted and asset-weighted, total return basis. This includes reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING Global Equity Dividend Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-year and since inception periods, respectively. The Annual Total Returns table for the Global High Dividend Equity Composite does not reflect the


 36      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


deduction of any sales loads, which would have reduced those performance numbers.



The accounts in the Global High Dividend Equity Composite do not pay the same expenses that will be paid by the ING Global Equity Dividend Fund and, though they were diversified accounts, were not subject to the diversification rules, tax restrictions and investment limits of the Investment Company Act of 1940, as amended ("1940 Act") or Subchapter M of the Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account managed by the IIMA investment team.



To convert the Euro performance of the Global High Dividend Equity Composite to US Dollar performance, Euro performance was translated into US Dollars using the WM/Reuters exchange rate on a calendar quarter basis. The Euro-based annual total returns of the Composite for the years ending December 31, 2001, 2002,
2003 and 2004 were 11.31%, (20.38)%, 13.83% and     %, respectively. The
conversion of Euro performance to US Dollar performance takes into account the relative exchange rate fluctuations among the securities and other assets contained in the portfolio and the US Dollar. As a result, the US Dollar presentation reflects the investment results that would have been experienced by a US Dollar account had such account been invested in the same underlying portfolio of securities and other assets as contained in the accounts included in the composite for the same period of time. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.



ING GLOBAL REAL ESTATE FUND



ING CLARION REAL ESTATE SECURITIES L.P.



ING Clarion Real Estate Securities L.P. ("INGCRES" or "Sub-Adviser") serves as Sub-Adviser to ING Global Real Estate Fund. Founded in 1969, INGCRES, a Delaware limited partnership, is registered with the SEC as an investment adviser. INGCRES is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. The principal address of INGCRES is 259 Radnor-Chester Road, Radnor, PA 19087. INGCRES is in the business of providing investment advice to institutional and individual client accounts which, as of
December 31, 2004, were valued at approximately $    billion.



The following individuals share responsibility for the day-to-day management of the Fund:



T. Ritson Ferguson, Chief Investment Officer ("CIO"), has 19 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of INGCRES since 1991.



Steven D. Burton, Director and Portfolio Manager, has been with INGCRES since 1995. Mr. Burton has managed the Fund's portfolio since November 2001. Mr. Burton has 15 years of real estate investment experience.



Kenneth D. Campbell, Managing Director, has been with INGCRES and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since November 2001. Mr. Campbell has more than 34 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust ("NAREIT") for outstanding lifetime contributions to the "REIT" Industry.



ING INTERNATIONAL FUND AND ING PRECIOUS METALS FUND



ING INVESTMENT MANAGEMENT CO.



ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as Sub-Adviser to ING International Fund and ING Precious Metals Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Funds' investment objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



As of December 31, 2004, ING IM managed over $    billion in assets. The
principal office of ING IM is 230 Park Avenue, New York, NY 10169.



ING INTERNATIONAL FUND



The following individuals share responsibility for the day-to-day management of ING International Fund:



Richard T. Saler has served as Senior Portfolio Manager of ING International Fund since January 1994. Mr. Saler has over 18 years investment experience and previously served as Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation ("Lexington").



Philip A. Schwartz has served as Senior Portfolio Manager of ING International Fund since January 1996. Mr. Schwartz previously served as Senior Vice President and Director of International Equity Strategy at Lexington.



ING PRECIOUS METALS FUND



ING Precious Metals Fund has been managed by a team of investment professionals led by James A. Vail since June 1998.



Mr. Vail has served as a Senior Vice President and Portfolio Manager since 2001. Mr. Vail holds the Chartered Financial




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       37

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


Analyst designation, is a member of the New York Society of Security Analysts and has over 30 years of investment experience. Prior to joining ING IM in 2000, Mr. Vail was Vice President at Lexington, which he joined in 1991.



ING EMERGING COUNTRIES AND ING INTERNATIONAL VALUE FUND



BRANDES INVESTMENT PARTNERS, L.P.



Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") has been the Sub-Adviser to ING Emerging Countries and ING International Value Funds since March, 2005 and March, 1995, respectively. Brandes' Emerging Markets Investment Committee and Brandes' Large Cap Investment Committee are responsible for making the day-to-day investment decisions for Emerging Countries and International Value Funds, respectively.



Founded in 1974, Brandes is an investment advisory firm with 74 investment
professionals who currently manage more than $    billion in assets as of
December 31, 2004. The principal address of Brandes is 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.



ING EMERGING COUNTRIES FUND



Emerging Countries Fund is managed by investment professionals led by Brandes Investment Partners' Emerging Markets Investment Committee.



PERFORMANCE OF SIMILAR EMERGING MARKETS EQUITY ACCOUNTS MANAGED BY BRANDES



The tables below are designed to show how a composite of similar accounts managed by Brandes performed over various periods in the past.



The Brandes Emerging Markets Equity Composite is a composite of the performance of all actual fee-paying and non-fee paying, fully discretionary Emerging Markets Equity accounts under management by Brandes for at least one month
beginning          , having substantially the same investment objectives,
policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to ING Emerging Countries Fund.



The table below shows the average annual total returns for the Brandes Emerging Markets Equity Composite compared with the MSCI EM Index for the one-, three- and five-year and since inception periods ended December 31, 2004 and on an annual basis as of December 31, of prior years. The returns of the Brandes Emerging Markets Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI EM Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING Emerging Countries Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                       BRANDES EMERGING    BRANDES EMERGING
                        MARKETS EQUITY      MARKETS EQUITY
                        COMPOSITE (%)       COMPOSITE (%)
                        (AT MAX SALES       (WITH NO SALES       MSCI EM
                          CHARGE)(1)           CHARGE)         INDEX(2) (%)
One Year                          %                  %                  %
Three Years                       %                  %                  %
Five Years                        %                  %                  %
Since Inception
[(        )]                      %                  %                  %



* Index returns for the MSCI EM Index are for the period beginning        .



                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                                     BRANDES EMERGING
                                      MARKETS EQUITY
                                      COMPOSITE (%)
                                      (WITH NO SALES       MSCI EM
                                         CHARGE)         INDEX(2) (%)
2004                                            %                 %
2003                                            %                 %
2002                                            %                 %
2001                                            %                 %
2000                                            %                 %



 * Index returns are for the period beginning        .



(1) Reflects the deduction of applicable Class A sales charge of 5.75%.



(2) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Brandes Emerging Markets Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING Emerging Countries Fund (5.75%) from a hypothetical investment made in the first year of the one-, three- and five-year and since inception periods. The Annual Total Returns table for the Brandes Emerging Markets Equity Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Brandes Emerging Markets Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the


 38      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


accounts in the composite may not reflect the returns of any particular account of Brandes.



ING INTERNATIONAL VALUE FUND



International Value Fund is managed by a team of investment professionals led by Brandes Investment Partners' LargeCap Investment Committee, since 1995.


ING FOREIGN FUND


JULIUS BAER INVESTMENT MANAGEMENT LLC



Julius Baer Investment Management LLC ("JBIM" or "Sub-Adviser") serves as Sub-Adviser to ING Foreign Fund. JBIM is a registered investment adviser wholly-owned by Julius Baer Securities, which in turn is wholly-owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities and fixed income securities, and alternative investments. As of
December 31, 2004 JBIM managed over $    billion in assets. The principal
address of JBIM is 330 Madison Avenue, New York, New York 10017.


Rudolph-Riad Younes and Richard Pell have been responsible for the day-to-day management of the Fund since its inception.


Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity has been with JBIM since September 1993.



Richard Pell, Senior Vice President and Chief Investment Officer has been with JBIM since January 1995.


PERFORMANCE OF SIMILAR FOREIGN EQUITY ACCOUNTS MANAGED BY JBIM


The tables below are designed to show how a composite of similar accounts managed by Julius Baer performed over various periods in the past.



The Julius Baer Foreign Equity Composite includes all discretionary, fee paying, non-taxable and taxable portfolios for institutional clients and mutual funds invested in international equity securities. Each portfolio in the composite has investment objectives, policies and strategies that are substantially similar to ING Foreign Fund. Portfolios meeting the composite criteria are included in the composite within the first 90 days after assets come under management. Valuations and returns are computed and stated in U.S. Dollars. This composite was created in 2003. The account minimum for the composite was $10 million as of December 31, 2004. Settlement date accounting was used prior to 1999.



The table below shows the average annual total returns for the Julius Baer Foreign Equity Composite compared with the MSCI EAFE Index for the one-, three-, five-year and since inception periods ended December 31, 2004 and annual returns for the years ended December 31 of prior years. The returns of the Julius Baer Foreign Equity Composite reflect deductions of management fees and trading commissions. The returns of the MSCI EAFE Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of JBIM. It does not indicate how ING Foreign Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS

                           (AS OF DECEMBER 31, 2004)



                                 JBIM             JBIM
                            FOREIGN EQUITY   FOREIGN EQUITY
                            COMPOSITE (%)    COMPOSITE (%)
                            (AT MAX SALES       (WITH NO       MSCI EAFE
                              CHARGE)(1)     SALES CHARGE)    INDEX(2) (%)
One Year                             %                %               %
Three Years                          %                %               %
Five Years                           %                %               %
Since Inception
(05/01/95)*                          %                %               %



* Index returns for the MSCI EAFE Index are for the period beginning May 1, 1995.


                              ANNUAL TOTAL RETURNS

                        (AS OF DECEMBER 31 OF EACH YEAR)



                                                JBIM
                                           FOREIGN EQUITY
                                           COMPOSITE (%)
                                              (WITH NO       MSCI EAFE
                                           SALES CHARGE)    INDEX(2) (%)
2004                                                 %               %
2003                                            35.64%          39.17%
2002                                            (3.76)%        (15.66)%
2001                                           (19.15)%        (21.21)%
2000                                            (7.86)%        (13.96)%
1999                                            76.55%          27.30%
1998                                            27.04%          20.33%
1997                                            15.34%           2.06%
1996                                            17.67%           6.36%
1995 (05/01-12/31)*                              7.86%           5.43%



 * Index returns are for the period beginning May 1, 1995.



(1) Reflects the deduction of applicable Class A sales charge of 5.75%.



(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Julius Baer Foreign Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING Foreign Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-, five-year and since inception periods, respectively. The Annual Total Returns table for the JBIM Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. Most of the accounts in the Julius Baer Foreign Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Internal Revenue Code ("Code"). Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of JBIM.



ING INTERNATIONAL SMALLCAP GROWTH FUND



ACADIAN ASSET MANAGEMENT, INC.



Acadian Asset Management, Inc. ("Acadian" or "Sub-Adviser"), serves as Sub-Adviser to ING International SmallCap Growth Fund. Acadian is a registered investment adviser and a wholly-owned subsidiary of Old Mutual Asset Managers
(US) LLC which is ultimately owned by Old Mutual plc.



Acadian is a Boston- and Singapore-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1977 and over the last decade and more, the firm has served some of the world's largest and most sophisticated fund sponsors. Acadian's team includes over thirty-five professionals focused on portfolio management, research, trading, client service, operations, and technology. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the U.S. and abroad. The firm also serves individual investors.



As of December 31, 2004, Acadian had assets under management of over $ billion. The principal address of Acadian is Ten Post Office Square, Boston, MA 02109.



The following individuals share responsibility for the day-to-day management of the Fund:



John R. Chisholm and Matthew J. Cohen would have day-to-day responsibility for ING International SmallCap Growth Fund. Mr. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, joined Acadian in July 1987. He is responsible for actively managing Acadian portfolios and developing quantitative techniques to value markets and securities.



Matthew J. Cohen, CFA, Senior Vice President and Portfolio Manager, joined Acadian in October 1977. He specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach.



PERFORMANCE OF SIMILAR INTERNATIONAL SMALL-CAP EQUITY ACCOUNTS MANAGED BY
ACADIAN



The tables below are designed to show how a composite of similar accounts managed by Acadian performed over various periods in the past.



The Acadian International Small-Cap Equity Composite ("Acadian Composite") is a composite of the performance of all actual fee-paying, fully discretionary accounts under management by Acadian, including those accounts no longer with the firm, for at least one month beginning February 1, 1993, having substantially the same investment objectives, policies, techniques and restrictions. There is no minimum size criterion for composite membership. Each account in the composite has investment objectives, policies and strategies that are substantially similar to ING International SmallCap Fund.



The table below shows the average annual total returns for the Acadian Composite compared with the MSCI EAFE SmallCap and the Citigroup EPAC/EMI Indices are for the one-, three-, five- and ten-year periods ended December 31, 2004 and on an annual basis as of December 31, of prior years. The returns of the Acadian Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. Returns are stated in U.S. Dollars. The returns of the MSCI EAFE SmallCap Index and the Citigroup EPAC/EMI Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Acadian. It does not indicate how ING International SmallCap Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                          ACADIAN          ACADIAN
                       INTERNATIONAL    INTERNATIONAL
                         SMALL-CAP        SMALL-CAP
                           EQUITY           EQUITY
                       COMPOSITE (%)    COMPOSITE (%)     MSCI EAFE      CITIGROUP
                       (AT MAX SALES    (WITH NO SALES     SMALLCAP       EPAC/EMI
                         CHARGE)(1)        CHARGE)         INDEX(2)     INDEX(3) (%)
One Year                         %               %                %
Three Years                      %               %                %
Five Years                       %               %                %
Ten Years                        %               %                %


 40      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                              ACADIAN
                           INTERNATIONAL
                             SMALL-CAP
                               EQUITY
                           COMPOSITE (%)     MSCI EAFE      CITIGROUP
                           (WITH NO SALES     SMALLCAP       EPAC/EMI
                              CHARGE)         INDEX(2)     INDEX(3) (%)
2004                                 %               %
2003                                 %               %
2002                                 %               %
2001                                 %               %
2000                                 %               %
1999                                 %               %
1998                                 %               %
1997                                 %               %
1996                                 %               %
1995                                 %               %



(1) Reflects the deduction of applicable Class A sales charge of 5.75%.



(2) The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segment in 21 developed equity markets outside of North America.



(3) The Citigroup EPAC/EMI Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Acadian Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of ING International SmallCap Fund (5.75%) from a hypothetical investment made in the first year of the one-, three-, five-and ten-year periods. The accounts in the Acadian Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Acadian.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains.


Each Fund pays dividends and capital gains, if any, annually (except ING Global Real Estate Fund and ING Global Equity Dividend Fund which pays dividends and capital gains, if any, quarterly).


DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B, Class C or Class M shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.


- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please note that ING Global Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than when most such forms are sent.



 42      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategy.

PRINCIPAL RISKS


The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.



ADRs, GDRs and EDRs (collectively, "depositary receipts") are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of depositary receipts will always track the price of the underlying foreign security.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



INVESTMENTS IN REAL ESTATE SECURITIES (ING GLOBAL REAL ESTATE
FUND). Investments in issuers that are primarily engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



NON-DIVERSIFIED INVESTMENT COMPANY (ING PRECIOUS METALS FUND, ING RUSSIA FUND AND ING GLOBAL REAL ESTATE FUND). The Funds are classified as non-diversified investment companies under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Funds' assets in the securities of a small number of issuers may cause the Funds' share price to fluctuate more than that of a diversified investment company.



DERIVATIVES (ING FOREIGN FUND AND ING INTERNATIONAL SMALLCAP FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



CONCENTRATION -- (ING GLOBAL REAL ESTATE FUND AND ING PRECIOUS METALS
FUND). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING GLOBAL REAL ESTATE FUND AND ING PRECIOUS METALS FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



HIGH YIELD SECURITIES (ING FOREIGN FUND AND ING RUSSIA FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (ING FOREIGN FUND, ING INTERNATIONAL FUND, AND ING RUSSIA FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



PORTFOLIO TURNOVER (ING EMERGING COUNTRIES FUND, ING INTERNATIONAL SMALLCAP GROWTH FUND, ING GLOBAL EQUITY DIVIDEND FUND AND ING GLOBAL REAL ESTATE
FUND). The Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objective. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Funds.



 44      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, the Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



OTHER INVESTMENT COMPANIES (ING FOREIGN FUND AND ING RUSSIA FUND). To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



U.S. GOVERNMENT SECURITIES (ING INTERNATIONAL FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.



REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.



A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


 46      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B, Class C and/or Class M shares' financial performance for the past five years or, if shorter, the period of each Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       47

ING GLOBAL EQUITY DIVIDEND FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's Financial Statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                        CLASS A                      CLASS B                     CLASS C
                                              ---------------------------   -------------------------   -------------------------
                                                            SEPTEMBER 17,                 OCTOBER 24,                 OCTOBER 29,
                                              YEAR ENDED     2003(1) TO     YEAR ENDED    2003(1) TO    YEAR ENDED    2003(1) TO
                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                 2004           2003           2004          2003          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $                      10.00                        10.31                       10.44
 Income from investment operations:
 Net investment income                   $                       0.02                         0.00*                       0.00*
 Net realized and unrealized gain on
 investments                             $                       0.47                         0.18                        0.04
 Total from investment operations        $                       0.49                         0.18                        0.04
 Net asset value, end of period          $                      10.49                        10.49                       10.48
 TOTAL RETURN(2)                         %                       4.90                         1.75                        0.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $                      4,274                           12                          19
 Ratios to average net assets:
 Net expenses after
 reimbursement(3)(4)                     %                       1.40                         2.15                        2.15
 Gross expenses prior to expense
 reimbursement(3)                        %                       7.00                         7.75                        7.75
 Net investment income (loss) after
 expense reimbursement(3)(4)             %                       3.58                        (0.67)                      (0.88)
 Portfolio turnover rate                 %                          3                            3                           3


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Amount represents less than $0.01 per share.

 48      ING Global Equity Dividend Fund

FINANCIAL HIGHLIGHTS                                 ING GLOBAL REAL ESTATE FUND

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the information was audited by other independent accountants.



                                                                               CLASS A
                                                                   --------------------------------
                                                                      YEAR ENDED       NOVEMBER 5,
                                                                     OCTOBER 31,        2001(1) TO
                                                                   ----------------    OCTOBER 31,
                                                                    2004      2003         2002
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $              10.40        10.01
 Income (loss) from investment operations:
 Net investment income                                         $               0.57         0.45
 Net realized and unrealized gain (loss) on investments        $               2.79         0.31
 Total from investment operations                              $               3.36         0.76
 Less distributions from:
 Net investment income                                         $               0.54         0.37
 Net realized gain on investments                              $               0.16           --
 Total distributions                                           $               0.70         0.37
 Net asset value, end of period                                $              13.06        10.40
 TOTAL RETURN(2)                                               %              33.77         7.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             41,549       25,440
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(3)(4)   %               1.75         1.76
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                               %               1.95         2.46
 Net investment income after expense reimbursement
 (recoupment)(3)(4)                                            %               5.14         4.12
 Portfolio turnover rate                                       %                124          141






                                                                               CLASS B
                                                                   -------------------------------
                                                                      YEAR ENDED        MARCH 15,
                                                                     OCTOBER 31,       2002(1) TO
                                                                   ----------------    OCTOBER 31,
                                                                    2004      2003        2002
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $               9.43       10.03
 Income (loss) from investment operations:
 Net investment income                                         $               0.48        0.16
 Net realized and unrealized gain (loss) on investments        $               2.47       (0.58)
 Total from investment operations                              $               2.95       (0.42)
 Less distributions from:
 Net investment income                                         $               0.48        0.18
 Net realized gain on investments                              $               0.16          --
 Total distributions                                           $               0.64        0.18
 Net asset value, end of period                                $              11.74        9.43
 TOTAL RETURN(2)                                               %              32.83       (4.29)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $              1,506         677
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(3)(4)   %               2.50        2.52
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                               %               2.70        3.19
 Net investment income after expense reimbursement
 (recoupment)(3)(4)                                            %               4.44        3.74
 Portfolio turnover rate                                       %                124         141


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       49

ING GLOBAL REAL ESTATE FUND -- (CONTINUED)                  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                               CLASS C
                                                                   -------------------------------
                                                                      YEAR ENDED       JANUARY 8,
                                                                     OCTOBER 31,       2002(1) TO
                                                                   ----------------    OCTOBER 31,
                                                                    2004      2003        2002
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $               9.70        9.99
 Income (loss) from investment operations:
 Net investment income                                         $               0.45        0.19
 Net realized and unrealized gain (loss) on investments        $               2.60       (0.31)
 Total from investment operations                              $               3.05       (0.12)
 Less distributions from:
 Net investment income                                         $               0.45        0.17
 Net realized gain on investments                              $               0.16          --
 Total distributions                                           $               0.61        0.17
 Net asset value, end of period                                $              12.14        9.70
 TOTAL RETURN(2)                                               %              32.89       (1.24)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $              1,732       2,320
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(3)(4)   %               2.50        2.52
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                               %               2.70        3.19
 Net investment income after expense reimbursement
 (recoupment)(3)(4)                                            %               4.60        3.51
 Portfolio turnover rate                                       %                124         141


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 50      ING Global Real Estate Fund

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                             CLASS A
                                                                   -----------------------------------------------------------
                                                                                                           FOUR
                                                                                                          MONTHS        YEAR
                                                                         YEAR ENDED OCTOBER 31,            ENDED       ENDED
                                                                   ----------------------------------   OCTOBER 31,   JUNE 30,
                                                                    2004    2003(1)    2002     2001    2000(1)(2)      2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             12.44     11.87    16.33      20.17        16.74
 Income (loss) from investment operations:
 Net investment income (loss)                                  $              0.03     (0.10)   (0.02)     (0.24)       (0.20)
 Net realized and unrealized gain (loss) on investments (net
 of Indian tax)                                                $              4.85      0.67    (4.44)     (3.60)        3.63
 Total from investment operations                              $              4.88      0.57    (4.46)     (3.84)        3.43
 Less distributions from:
 Net investment income (loss)                                  $                --     (0.00)*     --         --           --
 Total distributions                                           $                --        --       --         --           --
 Net asset value, end of period                                $             17.32     12.44    11.87      16.33        20.17
 TOTAL RETURN(3)                                               %             39.23      4.80   (27.31)    (19.04)       20.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            71,953    62,063   67,247     59,541       75,311
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %              2.27      2.32     2.32       2.23         2.19
 Gross expenses prior to expense reimbursement/recoupment(4)   %              2.37      2.26     2.33       2.38         2.34
 Net investment income (loss) after expense
 reimbursement/recoupment(4)(5)                                %              0.22     (0.56)   (0.16)     (1.31)       (1.15)
 Portfolio turnover rate                                       %               135       124       74         94          211



                                                                                             CLASS B
                                                                   -----------------------------------------------------------
                                                                                                           FOUR
                                                                                                          MONTHS        YEAR
                                                                         YEAR ENDED OCTOBER 31,            ENDED       ENDED
                                                                   ----------------------------------   OCTOBER 31,   JUNE 30,
                                                                    2004    2003(1)    2002     2001    2000(1)(2)      2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             12.39     11.85    16.41      20.30        16.98
 Income (loss) from investment operations:
 Net investment income (loss)                                  $             (0.06)    (0.16)   (0.11)     (0.23)       (0.35)
 Net realized and unrealized gain (loss) on investments (net
 of Indian tax)                                                $              4.82      0.70    (4.45)     (3.66)        3.67
 Total from investment operations                              $              4.76      0.54    (4.56)     (3.89)        3.32
 Less distributions from:
 Total distributions                                           $                --        --       --         --           --
 Net asset value, end of period                                $             17.15     12.39    11.85      16.41        20.30
 TOTAL RETURN(3)                                               %             38.42      4.56   (27.79)    (19.16)       19.55
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            16,425    15,150   14,637     22,707       30,322
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %              2.92      2.97     2.99       2.98         2.84
 Gross expenses prior to expense reimbursement/recoupment(4)   %              3.02      2.91     3.00       3.12         2.99
 Net investment income (loss) after expense
 reimbursement/recoupment(4)(5)                                %             (0.40)    (1.23)   (0.72)     (1.01)       (1.80)
 Portfolio turnover rate                                       %               135       124       74         94          211


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       51

ING EMERGING COUNTRIES FUND -- (CONTINUED)                  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                                            CLASS C
                                                                   ----------------------------------------------------------
                                                                                                          FOUR
                                                                                                         MONTHS        YEAR
                                                                        YEAR ENDED OCTOBER 31,            ENDED       ENDED
                                                                   ---------------------------------   OCTOBER 31,   JUNE 30,
                                                                    2004    2003(1)   2002     2001    2000(1)(2)      2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             11.79    11.41    15.81      19.56        16.35
 Income (loss) from investment operations:
 Net investment loss                                           $             (0.06)   (0.25)   (0.12)     (0.22)       (0.32)
 Net realized and unrealized gain (loss) on investments (net
 of Indian tax)                                                $              4.59     0.63    (4.28)     (3.53)        3.53
 Total from investment operations                              $              4.53     0.38    (4.40)     (3.75)        3.21
 Less distributions from:
 Total distributions                                           $                --       --       --         --           --
 Net asset value, end of period                                $             16.32    11.79    11.41      15.81        19.56
 TOTAL RETURN(3)                                               %             38.42     3.33   (27.83)    (19.17)       19.63
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            10,033    9,519   12,746     22,456       29,610
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %              2.92     2.97     2.99       2.98         2.84
 Gross expenses prior to expense reimbursement/recoupment(4)   %              3.02     2.91     3.00       3.09         2.99
 Net investment loss after expense
 reimbursement/recoupment(4)(5)                                %             (0.40)   (1.20)   (0.73)     (0.95)       (1.80)
 Portfolio turnover rate                                       %               135      124       74         94          211



                                                                              CLASS M
                                                                   -----------------------------
                                                                     YEAR ENDED       AUGUST 5,
                                                                     OCTOBER 31,     2002(6) TO
                                                                   ---------------   OCTOBER 31,
                                                                   2004    2003(1)      2002
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            12.35       12.39
 Income (loss) from investment operations:
 Net investment loss                                           $            (0.20)      (0.03)
 Net realized and unrealized gain (loss) on investments (net
 of Indian tax)                                                $             4.79       (0.01)
 Total from investment operations                              $             4.77       (0.04)
 Less distributions from:
 Total distributions                                           $               --          --
 Net asset value, end of period                                $            17.12       12.35
 TOTAL RETURN(3)                                               %            38.62       (0.32)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            1,237       1,125
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)     %             2.67        2.73
 Gross expenses prior to expense reimbursement/recoupment(4)   %             2.77        2.73
 Net investment loss after expense
 reimbursement/recoupment(4)(5)                                %            (0.14)       1.32
 Portfolio turnover rate                                       %              135         124
------------------------------------------------------------------------------------------------



(1) Effective October 1, 2000, ING Investments became the Adviser of the Fund replacing Nicholas Applegate Capital Management.


(2) The Fund changed its fiscal year-end from June 30 to October 31.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.



(6) Commencement of operations.



 *  Amount represents less than $0.01 per share.


 52      ING Emerging Countries Fund

FINANCIAL HIGHLIGHTS                                            ING FOREIGN FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                   CLASS A                        CLASS B                       CLASS C
                                          --------------------------    ---------------------------    --------------------------
                                                           JULY 1,                       JULY 8,                        JULY 7,
                                          YEAR ENDED     2003(1) TO     YEAR ENDED      2003(1) TO     YEAR ENDED     2003(1) TO
                                          OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                             2004           2003           2004            2003           2004          2003(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $                       10.00                          10.29                         10.27
 Income (loss) from investment
 operations:
 Net investment loss                $                       (0.00)*                        (0.01)                        (0.01)
 Net realized and unrealized gain
 on investments                     $                        1.01                           0.71                          0.75
 Total from investment operations   $                        1.01                           0.70                          0.74
 Net asset value, end of period     $                       11.01                          10.99                         11.01
 TOTAL RETURN(2)                    %                       10.10                           6.80                          7.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $                       6,598                          1,344                         5,601
 Ratios to average net assets:
 Net expenses after
 reimbursement(3)(4)                %                        1.95                           2.70                          2.70
 Gross expenses prior to expense
 reimbursement(3)                   %                        6.03                           6.78                          6.78
 Net investment income (loss)
 after expense
 reimbursement(3)(4)                %                       (0.32)                         (1.03)                        (1.03)
 Portfolio turnover rate            %                          50                             50                            50


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       ING Foreign Fund       53

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                       TEN MONTHS
                                                                    YEAR ENDED OCTOBER 31,                ENDED       YEAR ENDED
                                                           -----------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                             2004       2003       2002       2001     2000(1)(2)        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                 7.05       8.09      11.22       13.45          11.61
 Income (loss) from investment operations:
 Net investment income (loss)                          $                 0.04      (0.02)     (0.05)       0.19          (0.01)
 Net realized and unrealized gain (loss) on
 investments                                           $                 1.37      (1.04)     (2.14)      (1.48)          5.46
 Total from investment operations                      $                 1.41      (1.06)     (2.19)      (1.29)          5.45
 Less distributions from:
 Net investment income                                 $                 0.03         --         --        0.86           0.03
 Net realized gain on investments                      $                   --         --       0.94        0.08           3.58
 Total distributions                                   $                 0.03         --       0.94        0.94           3.61
 Redemption fees applied to capital                    $                 0.05       0.02         --          --             --
 Net asset value, end of period                        $                 8.48       7.05       8.09       11.22          13.45
 TOTAL RETURN(3)                                       %                20.72     (12.86)    (21.38)     (10.22)         47.85
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $               43,821     43,314     37,489      30,653         25,304
 Ratios to average net assets:
 Net expenses after expense reimbursement and
 brokerage commission recapture(4)(5)                  %                 1.85       2.14       2.51        2.23           1.98
 Gross expenses prior to expense reimbursement and
 brokerage commission recapture(4)                     %                 1.87       2.18       2.51        2.23           1.98
 Net investment income (loss) after expense
 reimbursement and brokerage commission
 recapture(4)(5)                                       %                 0.64      (0.32)     (0.74)      (0.23)         (0.21)
 Portfolio turnover rate                               %                  100        126        169         113            144



                                                                                           CLASS B
                                                                   -------------------------------------------------------
                                                                                                               AUGUST 22,
                                                                            YEAR ENDED OCTOBER 31,             2000(1) TO
                                                                   -----------------------------------------   OCTOBER 31,
                                                                     2004       2003       2002       2001       2000(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                 6.91       8.03      11.19       12.28
 Income (loss) from investment operations:
 Net investment loss                                           $                (0.00)     (0.02)     (0.62)      (0.05)
 Net realized and unrealized gain (loss) on investments        $                 1.31      (1.10)     (1.60)      (1.04)
 Total from investment operations                              $                 1.31      (1.12)     (2.22)      (1.09)
 Less distributions from:
 Net realized gain on investments                              $                   --         --       0.94          --
 Total distributions                                           $                   --         --       0.94          --
 Net asset value, end of period                                $                 8.22       6.91       8.03       11.19
 TOTAL RETURN(3)                                               %                18.96     (13.95)    (21.74)      (8.88)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               12,466     10,246      1,961          80
 Ratios to average net assets:
 Net expenses after expense reimbursement and brokerage
 commission recapture(4)(5)                                    %                 2.60       2.76       3.32        2.76
 Gross expenses prior to expense reimbursement and brokerage
 commission recapture(4)                                       %                 2.62       2.83       3.32        2.76
 Net investment loss after expense reimbursement and
 brokerage commission recapture(4)(5)                          %                (0.05)     (1.10)     (1.40)      (7.02)
 Portfolio turnover rate                                       %                  100        126        169         113


 54      ING International Fund

FINANCIAL HIGHLIGHTS                       ING INTERNATIONAL FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                                                                                            CLASS C
                                                                   ---------------------------------------------------------
                                                                                                               SEPTEMBER 15,
                                                                            YEAR ENDED OCTOBER 31,              2000(1) TO
                                                                   -----------------------------------------    OCTOBER 31,
                                                                     2004       2003       2002       2001        2000(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                 6.91       8.02      11.21        11.67
 Income (loss) from investment operations:
 Net investment loss                                           $                (0.00)     (0.02)     (0.62)       (0.04)
 Net realized and unrealized gain (loss) on investments        $                 1.31      (1.09)     (1.63)       (0.42)
 Total from investment operations                              $                 1.31      (1.11)     (2.25)       (0.46)
 Less distributions from:
 Net realized gain on investments                              $                 0.00*        --       0.94           --
 Total distributions                                           $                 0.00*        --       0.94           --
 Net asset value, end of period                                $                 8.22       6.91       8.02        11.21
 TOTAL RETURN(3)                                               %                18.97     (13.84)    (21.98)       (3.94)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               14,526     12,384      1,514           85
 Ratios to average net assets:
 Net expenses after expense reimbursement and brokerage
 commission recapture(4)(5)                                    %                 2.60       2.76       3.31         2.96
 Gross expenses prior to expense reimbursement and brokerage
 commission recapture(4)                                       %                 2.62       2.84       3.31         2.96
 Net investment loss after expense reimbursement and
 brokerage commission recapture(4)(5)                          %                (0.05)     (1.18)     (1.46)       (3.97)
 Portfolio turnover rate                                       %                  100        126        169          113


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) The Fund changed its fiscal year-end from December 31 to October 31.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.


(4) Annualized for periods less than one year.


(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within 3 years.



 * Amount represents less than $0.01 per share.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       55

ING INTERNATIONAL SMALLCAP FUND


(FORMERLY, ING INTERNATIONAL SMALLCAP GROWTH FUND)          FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                                              FOUR
                                                                                                             MONTHS        YEAR
                                                                        YEAR ENDED OCTOBER 31,                ENDED       ENDED
                                                               -----------------------------------------   OCTOBER 31,   JUNE 30,
                                                                 2004       2003       2002       2001       2000(1)       2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $                18.35      21.85      36.08        40.94       23.80
 Income (loss) from investment operations:
 Net investment income (loss)                              $                 0.01      (0.07)     (0.11)       (0.10)      (0.18)
 Net realized and unrealized gain (loss) on investments    $                 7.01      (3.43)    (11.39)       (4.76)      19.38
 Total from investment operations                          $                 7.02      (3.50)    (11.50)       (4.86)      19.20
 Less distributions from:
 Net investment income                                     $                   --         --       0.24           --          --
 Net realized gain on investments                          $                   --         --       2.49           --        2.06
 Total distributions                                       $                   --         --       2.73           --        2.06
 Net asset value, end of period                            $                25.37      18.35      21.85        36.08       40.94
 TOTAL RETURN(2)                                           %                38.26     (16.02)    (34.30)      (11.90)      82.89
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $              150,043    123,206    153,804      273,393     278,480
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(3)(4)                                        %                 1.95       1.95       1.83         1.67        1.67
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                           %                 1.94       1.99       1.83         1.67        1.67
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)                          %                 0.00      (0.32)     (0.33)       (0.80)      (0.76)
 Portfolio turnover rate                                   %                  114        149        143           56         164



                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                                              FOUR
                                                                                                             MONTHS        YEAR
                                                                        YEAR ENDED OCTOBER 31,                ENDED       ENDED
                                                               -----------------------------------------   OCTOBER 31,   JUNE 30,
                                                                 2004       2003       2002       2001       2000(1)       2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $                19.25      23.06      38.05        43.27       25.33
 Income (loss) from investment operations:
 Net investment loss                                       $                (0.24)     (0.32)     (0.32)       (0.20)      (0.37)
 Net realized and unrealized gain (loss) on investments    $                 7.42      (3.49)    (11.98)       (5.02)      20.50
 Total from investment operations                          $                 7.18      (3.81)    (12.30)       (5.22)      20.13
 Less distributions from:
 Net investment income                                     $                   --         --       0.07           --          --
 Net realized gain on investments                          $                   --         --       2.62           --        2.19
 Total distributions                                       $                   --         --       2.69           --        2.19
 Net asset value, end of period                            $                26.43      19.25      23.06        38.05       43.27
 TOTAL RETURN(2)                                           %                37.30     (16.52)    (34.59)      (12.05)      81.63
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $               62,104     52,661     74,541      126,861     132,028
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(3)(4)                                        %                 2.60       2.60       2.48         2.32        2.32
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                           %                 2.59       2.63       2.48         2.32        2.32
 Net investment loss after expense reimbursement
 (recoupment)(3)(4)                                        %                (0.68)     (0.98)     (0.98)       (1.46)      (1.41)
 Portfolio turnover rate                                   %                  114        149        143           56         164



 56      ING International SmallCap Fund

FINANCIAL HIGHLIGHTS          (FORMERLY, ING INTERNATIONAL SMALLCAP GROWTH FUND)

--------------------------------------------------------------------------------


                                                                                            CLASS C
                                                                   ----------------------------------------------------------
                                                                                                          FOUR
                                                                                                         MONTHS        YEAR
                                                                        YEAR ENDED OCTOBER 31,            ENDED       ENDED
                                                                   ---------------------------------   OCTOBER 31,   JUNE 30,
                                                                    2004     2003     2002     2001    2000(1)(2)      2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             17.65    21.14    34.93       39.71       23.34
 Income (loss) from investment operations:
 Net investment loss                                           $             (0.29)   (0.32)   (0.38)      (0.18)      (0.31)
 Net realized and unrealized gain (loss) on investments        $              6.87    (3.17)  (10.91)      (4.60)      18.69
 Total from investment operations                              $              6.58    (3.49)  (11.29)      (4.78)      18.38
 Less distributions from:
 Net investment income                                         $                --       --     0.09          --          --
 Net realized gain on investments                              $                --       --     2.41          --        2.01
 Total distributions                                           $                --       --     2.50          --        2.01
 Net asset value, end of period                                $             24.23    17.65    21.14       34.93       39.71
 TOTAL RETURN(2)                                               %             37.28   (16.51)  (34.62)     (12.04)      80.89
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            50,227   46,703   69,320     136,830     144,068
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(3)(4)   %              2.60     2.60     2.48        2.32        2.32
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                               %              2.59     2.63     2.48        2.32        2.32
 Net investment loss after expense reimbursement
 (recoupment)(3)(4)                                            %             (0.68)   (0.99)   (0.98)      (1.46)      (1.41)
 Portfolio turnover rate                                       %               114      149      143          56         164


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from June 30 to October 31.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                        ING International SmallCap Fund       57

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the information was audited by other independent accountants.



                                                                                           CLASS A
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                   -------------------------------------------------------
                                                                     2004        2003        2002        2001       2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                   10.40       12.33       16.68     14.75
 Income (loss) from investment operations:
 Net investment income (loss)                                  $                    0.08        0.06        0.11      0.15
 Net realized and unrealized gain (loss) on investments        $                    3.48       (1.64)      (2.44)     2.58
 Total from investment operations                              $                    3.56       (1.58)      (2.33)     2.73
 Less distributions from:
 Net investment income                                         $                    0.05        0.09        0.14      0.11
 Net realized gain on investments                              $                    0.20        0.26        1.88      0.69
 Total distributions                                           $                    0.25        0.35        2.02      0.80
 Net asset value, end of period                                $                   13.71       10.40       12.33     16.68
 TOTAL RETURN(1)                                               %                   35.11      (13.31)     (15.89)    18.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               1,641,943   1,356,334   1,195,760   920,591
 Ratios to average net assets:
 Expenses(2)                                                   %                    1.74        1.76        1.67      1.64
 Net investment income (loss)(2)                               %                    0.66        0.58        0.88      1.14
 Portfolio turnover rate                                       %                       9          20          15        34



                                                                                           CLASS B
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                   -------------------------------------------------------
                                                                     2004        2003        2002        2001       2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                   10.23       12.13       16.43     14.57
 Income (loss) from investment operations:
 Net investment income (loss)                                  $                   (0.00)*     (0.02)       0.02      0.07
 Net realized and unrealized gain (loss) on investments        $                    3.42       (1.62)      (2.41)     2.51
 Total from investment operations                              $                    3.42       (1.64)      (2.39)     2.58
 Less distributions from:
 Net investment income                                         $                      --        0.00*       0.03      0.03
 Net realized gain on investments                              $                    0.20        0.26        1.88      0.69
 Total distributions                                           $                    0.20        0.26        1.91      0.72
 Net asset value, end of period                                $                   13.45       10.23       12.13     16.43
 TOTAL RETURN(1)                                               %                   34.11      (13.90)     (16.48)    17.69
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                 420,651     375,967     421,884   437,765
 Ratios to average net assets:
 Expenses(2)                                                   %                    2.44        2.45        2.37      2.34
 Net investment income (loss)(2)                               %                   (0.04)      (0.13)       0.16      0.45
 Portfolio turnover rate                                       %                       9          20          15        34


 58      ING International Value Fund

FINANCIAL HIGHLIGHTS                 ING INTERNATIONAL VALUE FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                                                                                       CLASS C
                                                                   -----------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                   -----------------------------------------------
                                                                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $               10.21     12.10     16.41     14.55
 Income (loss) from investment operations:
 Net investment income (loss)                                  $               (0.00)*   (0.02)     0.02      0.07
 Net realized and unrealized gain (loss) on investments        $                3.41     (1.61)    (2.41)     2.52
 Total from investment operations                              $                3.41     (1.63)    (2.39)     2.59
 Less distributions from:
 Net investment income                                         $                  --      0.00*     0.04      0.04
 Net realized gain on investments                              $                0.20      0.26      1.88      0.69
 Total distributions                                           $                0.20      0.26      1.92      0.73
 Net asset value, end of period                                $               13.42     10.21     12.10     16.41
 TOTAL RETURN(1)                                               %               34.08    (13.85)   (16.52)    17.76
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             628,704   573,712   603,229   605,678
 Ratios to average net assets:
 Expenses                                                      %                2.44      2.46      2.37      2.34
 Net investment income (loss)                                  %               (0.04)    (0.13)     0.16      0.46
 Portfolio turnover rate                                       %                   9        20        15        34


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges.


 *  Amount represents less than $0.01 per shares.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       59

ING PRECIOUS METALS FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                       TEN MONTHS
                                                                    YEAR ENDED OCTOBER 31,                ENDED       YEAR ENDED
                                                           -----------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                             2004       2003       2002       2001     2000(1)(2)        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                 4.40       3.05       2.27        3.29           3.03
 Income (loss) from investment operations:
 Net investment income (loss)                          $                (0.02)     (0.01)      0.02        0.01          (0.01)
 Net realized and unrealized gain (loss) on
 investments                                           $                 2.56       1.38       0.76       (1.03)          0.27
 Total from investment operations                      $                 2.54       1.37       0.78       (1.02)          0.26
 Less distributions from:
 Net investment income                                 $                   --       0.02       0.00*         --             --
 Total distributions                                   $                   --       0.02       0.00*         --             --
 Net asset value, end of period                        $                 6.94       4.40       3.05        2.27           3.29
 TOTAL RETURN(3):                                      %                57.73      45.01      34.56      (30.98)          8.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $              101,696     72,346     60,563      40,130         72,516
 Ratios to average net assets:
 Expenses(4)                                           %                 1.57       1.73       1.96        2.18           1.94
 Net investment income (loss)(4)                       %                (0.36)     (0.33)      0.67        0.28          (0.02)
 Portfolio turnover rate                               %                   94         54         83          27             79


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from December 31 to October 31.


(2) Effective July 26, 2000, ING Investments became the Adviser of the Fund.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

 * Amount represents less than $0.01 per share.

 60      ING Precious Metals Fund

FINANCIAL HIGHLIGHTS                                             ING RUSSIA FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                                       TEN MONTHS
                                                                    YEAR ENDED OCTOBER 31,                ENDED       YEAR ENDED
                                                           -----------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                             2004       2003       2002       2001     2000(1)(2)        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $                 12.15       8.04       7.15        6.74           2.64
 Income (loss) from investment operations:
 Net investment income (loss)                         $                 (0.00)*     0.17      (0.04)      (0.07)          0.18
 Net realized and unrealized gain (loss) on
 investments                                          $                  7.06       3.92       0.93        0.48           3.99
 Total from investment operations                     $                  7.06       4.09       0.89        0.41           4.17
 Less distributions from:
 Net investment income                                $                  0.12         --         --          --           0.07
 Total distributions                                  $                  0.12         --         --          --           0.07
 Redemption fees applied to capital                   $                  0.04       0.02         --          --             --
 Net asset value, end of period                       $                 19.13      12.15       8.04        7.15           6.74
 TOTAL RETURN(3)                                      %                 58.98      51.12      12.45        6.08         159.76
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $               161,601     85,658     49,019      53,637         59,011
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(4)(5)                          %                  2.09       1.77       2.23        1.40           2.23
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(4)                         %                  2.09       2.20       2.77        2.85           3.32
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(4)(5)             %                 (0.02)      1.33      (0.56)      (0.90)          4.39
 Portfolio turnover rate                              %                    23         32         28          52             91


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from December 31 to October 31.


(2) Effective July 26, 2000, ING Investments became the Adviser of the Fund.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Adviser has agreed to limit expenses (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years. Redemption fee proceeds are offset against custody and redemption services.


 * Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       61

In addition to the Funds offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.



DOMESTIC EQUITY AND INCOME FUNDS


ING Balanced Fund


ING Convertible Fund


ING Equity and Bond Fund


ING Equity Income Fund


ING Real Estate Fund


DOMESTIC EQUITY GROWTH FUNDS

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund


ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund


ING Value Opportunity Fund



FIXED INCOME FUNDS


ING GNMA Income Fund


ING Government Fund


ING High Yield Bond Fund


ING Intermediate Bond Fund


ING National Tax Exempt Bond Fund



GLOBAL EQUITY FUND


ING Global Science and Technology Fund


INTERNATIONAL EQUITY FUND
ING International Growth Fund

ING International Value Choice Fund



LOAN PARTICIPATION FUND

ING Senior Income Fund


MONEY MARKET FUNDS


ING Aeltus Money Market Fund


ING Classic Money Market Fund


ING Lexington Money Market Trust


ING Money Market Fund


STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


In the Funds' annual/semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual report only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Funds.
The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.



Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information. To make shareholder inquiries contact:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:


ING Mutual Funds                          811-7428
  ING International SmallCap Fund
  ING Emerging Countries Fund
  ING Foreign Fund
  ING Russia Fund
  ING Global Equity Dividend Fund
  ING Global Real Estate Fund
  ING International Fund
  ING Precious Metals Fund
ING Mayflower Trust                       811-7978
  ING International Value Fund



[ING FUNDS LOGO]   PRPRO-UFINTLABCM     (0305-030105)

       PROSPECTUS

[ABACUS PHOTO]

       March 1, 2005


       Class I

                                                 GLOBAL EQUITY FUND

                                                 ING Global Real Estate Fund



                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Foreign Fund
                                                 ING International Fund

                                                 ING International Value Fund



       This Prospectus contains
       important information about
       investing in Class I shares of
       certain ING Funds. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       ("FDIC"), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Funds
       will achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC")
       has not approved or
       disapproved these securities
       nor has the SEC judged whether
       the information in this
       Prospectus is accurate or
       adequate. Any representation
       to the contrary is a criminal
       offense.


                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, investment strategies, and risks.


You'll also find:


HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE FUNDS                                1
    FUNDS AT A GLANCE                                        2



    GLOBAL EQUITY FUND
    ING Global Real Estate Fund                              4



    INTERNATIONAL EQUITY FUNDS
    ING Foreign Fund                                         6
    ING International Fund                                   8
    ING International Value Fund                            10



    WHAT YOU PAY TO INVEST                                  12
    SHAREHOLDER GUIDE                                       14
    MANAGEMENT OF THE FUNDS                                 19
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      23
    MORE INFORMATION ABOUT RISKS                            24
    FINANCIAL HIGHLIGHTS                                    28
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS

--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]

 If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 GLOBAL EQUITY FUND



  ING offers a Global Equity Fund that emphasizes a growth approach to global investing. This Fund focuses on high total return by investing primarily in equity securities of companies that are principally engaged in the real estate industry.



  The Fund may suit you if you:



  - are investing for the long-term -- at least several years;


  - are looking for exposure to international markets and global real estate;
    and


  - are willing to accept higher risk in exchange for the potential for long-term growth.


INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:


  - are investing for the long-term -- at least several years;

  - are looking for exposure to international markets; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                               Introduction to the Funds       1

FUNDS AT A GLANCE

--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                        INVESTMENT OBJECTIVE
                  ------------------------------------------------------------------------------------------
GLOBAL EQUITY     ING Global Real Estate Fund                                 High total return
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: ING Clarion Real Estate Securities L.P.

INTERNATIONAL     ING Foreign Fund                                            Long-term growth of capital
EQUITY FUNDS      Adviser: ING Investments, LLC
                  Sub-Adviser: Julius Baer Investment Management LLC
                  ING International Fund                                      Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Co.

                  ING International Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.



 2     Funds at a Glance

                                                               FUNDS AT A GLANCE

--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. May be sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that also affect foreign securities.
Equity securities tied economically to countries          Price volatility and other risks that accompany an
outside the U.S.                                          investment in equities of foreign companies. May be
                                                          sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.

Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in foreign equities. May be sensitive to currency exchange rates, international, political and economic
                                                          conditions and other risks that also affect foreign
                                                          securities.

Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value- oriented foreign equities. May be
their long-term value.                                    sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING GLOBAL REAL ESTATE FUND              ING Clarion Real Estate Securities L.P.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


The Fund seeks to provide investors with high total return. The Fund's investment objective is not fundamental and may be changed without shareholder vote.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts ("REITs").



The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.



- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.



- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.



REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.



NON-DIVERSIFICATION RISK -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.



INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.



 4      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]

HOW THE


FUND HAS


PERFORMED


                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                4.06     41.35

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Because Class I shares had not commenced operations as of December 31, 2004, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class I and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                                 quarter    :    %


                                 quarter    :    %


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Citigroup World Property Index ("S&P/Citigroup World Property Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR     CLASS)(2)      CLASS)
Class A Return Before Taxes(3)                                  %                                N/A
Class A Return After Taxes on Distributions(3)                  %                                N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %                                N/A
S&P/Citigroup World Property Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %                                N/A



(1) This table shows performance of Class A shares of the Fund because Class I shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.


(2) Class A shares commenced operations on November 5, 2001.


(3) Reflects deduction of the maximum Class A sales charge of 5.75%.



(4) The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.


(5) The Index return for Class A shares is for the period beginning November 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Global Real Estate Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING FOREIGN FUND                           Julius Baer Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Fund normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common and preferred stock, American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), Global depositary receipts ("GDRs"), convertible securities, rights, warrants and other investment companies, including, exchange traded funds ("ETFs").



In selecting investments for the Fund, the Fund will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.



The Sub-Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Fund normally has a bias toward larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.


The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities. The Fund may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of total net assets) high risk and high yield, non-investment grade instruments commonly known as junk bonds.


The Fund may invest in derivatives such as futures and swaps as a hedging technique or in furtherance of its investment objective.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

LOWER QUALITY DEBT SECURITIES -- junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks of investing in the Fund is available in the "More Information About Risks" section.


 6      ING Foreign Fund

                                                                ING FOREIGN FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED

          [MONEY GRAPHIC]

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                        YEAR BY YEAR TOTAL RETURN (%)(1)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

            (1) The figure is for the year ended December 31, 2004.




            Best and worst quarterly performance during this period:


                                 quarter    :    %
                                 quarter    :    %



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                                     %                                             N/A
Class I Return After Taxes on Distributions                     %                                             N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %                                             N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %                        (3)                  N/A



(1) Class I shares commenced operations on September 10, 2003.



(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(3) The Index return for Class I shares is for the period beginning September 1, 2003.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Foreign Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign securities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Advisers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.


U.S. GOVERNMENT SECURITIES -- the Fund will primarily invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the securities purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples include direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds, as well as indirect obligations of the U.S. Treasury such as obligations of various agencies, including the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.



Other agencies and instrumentalities of the U.S. government issue securities that are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Such agencies include the Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to such agencies if needed, as securities issued by these agencies are neither guaranteed nor insured by the U.S. government.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 8      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.77      13.57    1.61     19.02    47.85   (8.30)   (20.27)  (14.60)   29.36

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.


(2) The figures shown for 2003 and 2004 provide performance for Class I shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I shares and Class A shares have different expenses.


(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:

                               quarter     :       %


                               quarter     :       %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class I only. After tax returns for other classes will vary.


                                                                                         5 YEARS                  10 YEARS
                                                                        1 YEAR    (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                   %
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      %                                                      (4)
CLASS I RETURN BEFORE TAXES                                      %                                                   N/A
Class I Return After Taxes on Distributions                      %                                                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                         %                                                   N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      %                             (5)                   N/A



(1) Class I shares commenced operations on January 15, 2002.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.


(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


(4) The Index return for Class A shares is for the 10-year period ended December 31, 2004.



(5) The Index return for Class I shares is for the period beginning January 1, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth.



The Fund holds common stocks, preferred stocks, American, European and global depository receipts, as well as convertible securities.


Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,


- 150% of the weighting of the country or industry in the Morgan Stanley Capital International -- Europe, Australasia and Far East Index "MSCI EAFE Index", as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 14. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 10      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          15.23    17.86    13.46    51.49    1.89    (13.33)  (17.60)   48.45

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.

(2) The figures shown for 2002, 2003 and 2004 provide performance for Class I shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class I shares have different expenses.


            Best and worst quarterly performance during this period:

                                quarter    :      %
                                quarter    :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After tax returns are shown for Class I only. After tax returns for other classes will vary.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                  %
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                                                (4)
CLASS I RETURN BEFORE TAXES                                     %                                             N/A
Class I Return After Taxes on Distributions                     %                                             N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %                                             N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %                        (5)                  N/A



(1) Class I shares commenced operations on June 18, 2001. Class A shares commenced operations on March 6, 1995.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.


(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


(4) The Index return for Class A shares is for the period beginning March 1, 1995.



(5) The Index return for Class I shares is for the period beginning July 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL           WAIVERS,
                                               AND SERVICE                           FUND         REIMBURSEMENTS
                               MANAGEMENT        (12B-1)             OTHER         OPERATING            AND               NET
FUND                              FEES            FEES            EXPENSES(2)      EXPENSES        RECOUPMENT(3)       EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Global Real Estate  %        1.00            N/A
 ING Foreign             %        1.00            N/A
 ING International       %        1.00            N/A
 ING International
  Value                  %        1.00            N/A


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed to for each Fund. Because Class I shares of ING Global Real Estate Fund recently commenced operations, "Other Expenses" are based on Class A shares expenses of the Fund.


(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.


(3) ING Investments, LLC has entered into written expense limitation agreements with each Fund, except ING International Value Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC, within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year or proposed to be waived by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements, and Recoupment." For each Fund, except ING International Fund and ING Foreign Fund, the expense limits will continue through at least October 31, 2005. The expense limitations are contractual and, except for ING International Fund and ING Foreign Fund, shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of termination of the expense limitation agreement within 90 days of the end of the then-current term or upon termination of the investment management agreement. Pursuant to a side agreement dated November 1, 2004, the expense limit for Class I shares of ING International Fund is 1.60%, through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If after October 31, 2005 ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the ING International Fund's expense limitation agreement of 2.50%. Additionally, pursuant to a side agreement dated November 1, 2004, the expense limit for Class I shares of ING Foreign Fund is 1.35% through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If, after October 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the ING Foreign Fund's expense limitation agreement of 1.60%.


 12      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE




The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5.00%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING Global Real Estate(1)                                      $
 ING Foreign(1)                                                 $
 ING International(1)                                           $
 ING International Value                                        $
-----------------------------------------------------------------------------------------------------------------



(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       13

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; and (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management.

Make your investment using the methods outlined in the table on the right.


More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional share classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those Funds.


The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.



International Value Fund is closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who invested in the Fund prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase and other relevant factors relating to the Fund; or (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Account        mail them to the address
                    Application. Please      on the account
                    indicate your            statement. Remember to
                    investment               write your account
                    professional on the      number on the check.
                    New Account
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 14      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.




FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.



FREQUENT TRADING -- MARKET TIMING



The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.




The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.




The Funds' Board of Trustees has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions, the Funds' Systematic Exchange Privilege or transactions in omnibus accounts as described below. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.




If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase or exchange orders; extending settlement of a transaction up to seven days; rejecting all trades from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.




Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.




Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' Administrator, ING Funds Services, LLC.


RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.


- Your account must have a current value of at least $1,000,000.


- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.


PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.



Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.




        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor impose
                          any such charge.

 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.

 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.


 16      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class and dividing by the number of shares of that class that are outstanding.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.



Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.



When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Fund's Board of Trustees ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;



- Securities of an issuer that has entered into a restructuring;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange Class I shares of a Fund for Class I shares of any other ING Fund that offers Class I shares. You should


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       17

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds also may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.



In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI and on the Funds' website at www.ingfunds.com.


 18      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of December 31, 2004, ING Investments managed over $   billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                             MANAGEMENT FEES
ING Global Real Estate(1)                             1.00%
ING Foreign                                           1.00
ING International                                     1.00
ING International Value                               1.00



(1) Because ING Global Real Estate Fund did not have a full year of operations, during the fiscal year ended October 31, 2004, the management fee for this Fund reflects the current contract rate.



For information regarding the basis for the Board's approval of the following sub-advisory relationships, please refer to the Funds' SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.



ING Investments acts as a "manager-of-managers" for ING Foreign Fund. ING Investments delegates to the sub-adviser of ING Foreign Fund the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Foreign Fund. From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser to ING Foreign Fund's Board. ING Foreign Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of ING Foreign Fund's Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Foreign Fund's shareholders. ING Foreign Fund will notify shareholders of any change in the identity of a sub-adviser of the ING Foreign Fund. In this event, the name of ING Foreign Fund and its investment strategies may also change.



ING GLOBAL REAL ESTATE FUND



ING CLARION REAL ESTATE SECURITIES L.P.



ING Clarion Real Estate Securities L.P. ("INGCRES" or "Sub-Adviser") serves as Sub-Adviser to ING Global Real Estate Fund. Founded in 1969, INGCRES, a Delaware limited partnership, is registered with the SEC as an investment adviser. INGCRES is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. The principal address of INGCRES is 259 Radnor-Chestor Road, Radnor, PA 19087. INGCRES is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2004, were valued at approximately $ billion.



The following individuals share responsibility for the day-to-day management of the Fund:



T. Ritson Ferguson, Chief Investment Officer ("CIO"), has 19 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since November 2001. Mr. Ferguson has served as Co-CIO and more recently CIO of INGCRES since 1991.



Steven D. Burton, Director and Portfolio Manager, has been with INGCRES since 1995. Mr. Burton has managed the Fund's portfolio since November 2001. Mr. Burton has 15 years of real estate investment experience.



Kenneth D. Campbell, Managing Director, has been with INGCRES and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since November 2001. Mr. Campbell has more than 34 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust ("NAREIT") for outstanding lifetime contributions to the "REIT" Industry.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       19

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


ING INTERNATIONAL FUND



ING INVESTMENT MANAGEMENT CO.



ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to ING International Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Funds investment objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



As of December 31, 2004, ING IM managed over $ billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.



ING INTERNATIONAL FUND



The following individuals share responsibility for the day-to-day management of ING International Fund:



Richard T. Saler has served as Senior Portfolio Manager of ING International Fund since January 1994. Mr. Saler has over 18 years investment experience and previously served as Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation ("Lexington").



Philip A. Schwartz has served as Senior Portfolio Manager of ING International Fund since January 1996. Mr. Schwartz previously served as Senior Vice President and Director of International Equity Strategy at Lexington.



ING FOREIGN FUND



JULIUS BAER INVESTMENT MANAGEMENT LLC



Julius Baer Investment Management LLC ("JBIM" or "Sub-Adviser") serves as Sub-Adviser to ING Foreign Fund. JBIM is a registered investment adviser wholly-owned by Julius Baer Securities, which in turn is wholly-owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities and fixed income securities, and alternative investments. As of
December 31, 2004, JBIM managed over $    billion in assets. The principal
address of JBIM is 330 Madison Avenue, New York, New York 10017.


Rudolph-Riad Younes and Richard Pell have been responsible for the day-to-day management of the Fund since its inception.

Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity has been with the Julius Baer since September 1993.

Richard Pell, Senior Vice President and Chief Investment Officer has been with the Julius Baer since January 1995.


 20      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

         PERFORMANCE OF SIMILAR FOREIGN EQUITY ACCOUNTS MANAGED BY JBIM


The tables below are designed to show how a composite of similar accounts managed by Julius Baer performed over various periods in the past.



The Julius Baer Foreign Equity Composite includes all discretionary, fee paying, non-taxable and taxable portfolios for institutional clients and mutual funds invested in international equity securities. Each portfolio in the composite has investment objectives, policies and strategies that are substantially similar to ING Foreign Fund. Portfolios meeting the composite criteria are included in the composite within the first 90 days after assets come under management. Valuations and returns are computed and stated in U.S. Dollars. This composite was created in 2003. The account minimum for the composite was $10 million as of December 31, 2004. Settlement date accounting was used prior to 1999.



The table below shows the average annual total returns for the Julius Baer Foreign Equity Composite compared with the MSCI EAFE Index for the one-, three-, five-year and since inception periods ended December 31, 2004 and annual returns for the years ended December 31 of prior years. The returns of the Julius Baer Foreign Equity Composite reflect deductions of management fees and trading commissions. The returns of the MSCI EAFE Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of JBIM. It does not indicate how ING Foreign Fund has performed or will perform in the future. Past performance is not a guarantee of future results.


                          AVERAGE ANNUAL TOTAL RETURNS

                           (AS OF DECEMBER 31, 2004)



                                                                   JBIM
                                                              FOREIGN EQUITY     MSCI EAFE
                                                               COMPOSITE (%)    INDEX(1) (%)
One Year                                                                %                %
Three Years                                                             %                %
Five Years                                                              %                %
Since Inception (05/01/95)*                                             %                %



       * Index returns for the MSCI EAFE Index are for the period beginning May 1, 1995.


                              ANNUAL TOTAL RETURNS

                        (AS OF DECEMBER 31 OF EACH YEAR)



                                                                    JBIM
                                                               FOREIGN EQUITY     MSCI EAFE
                                                                COMPOSITE (%)    INDEX(1) (%)
2004                                                                     %                %
2003                                                                35.64%           39.17%
2002                                                                (3.76)%         (15.66)%
2001                                                               (19.15)%         (21.21)%
2000                                                                (7.86)%         (13.96)%
1999                                                                76.55%           27.30%
1998                                                                27.04%           20.33%
1997                                                                15.34%            2.06%
1996                                                                17.67%            6.36%
1995 (05/01-2/31)                                                    7.86%            5.43%



       *  Index returns are for the period beginning May 1, 1995.



       (1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Julius Baer Foreign Equity Composite were calculated on a time-weighted and asset-weighted, total return basis and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. Most of the accounts in the Julius Baer Foreign Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the Investment Company Act of 1940, as amended "1940 Act" or Subchapter M of the Internal Revenue Code ("Code"). Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of JBIM.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       21

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.


Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") is the investment Sub-Adviser to ING International Value Fund since March, 1995. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals who currently manage more than $ billion in assets as of December 31, 2004. The principal address of Brandes is 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.

The International Value Fund is managed by a team of investment professionals led by Brandes Investment Partners' Large Cap Investment Committee, since 1995.


 22      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains.


Each Fund pays dividends and capital gains, if any, annually (except ING Global Real Estate Fund which pays dividends, if any, quarterly).


DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


Please note that ING Global Real Estate Fund will be sending you a form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than when most such forms are sent.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.



ADRs, GDRs and EDRs (collectively, "depositary receipts") are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of depositary receipts will always track the price of the underlying foreign security.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



INVESTMENTS IN REAL ESTATE SECURITIES (ING GLOBAL REAL ESTATE
FUND). Investments in issuers that are primarily engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of




 24      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.



NON-DIVERSIFIED INVESTMENT COMPANY (ING GLOBAL REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



DERIVATIVES (ING FOREIGN FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



CONCENTRATION (ING GLOBAL REAL ESTATE FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING GLOBAL REAL ESTATE FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


HIGH YIELD SECURITIES (ING FOREIGN FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.


CORPORATE DEBT SECURITIES (ING FOREIGN FUND AND ING INTERNATIONAL
FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


PORTFOLIO TURNOVER (ING GLOBAL REAL ESTATE FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



OTHER INVESTMENT COMPANIES (ING FOREIGN FUND). To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of an individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



U.S. GOVERNMENT SECURITIES (ING INTERNATIONAL FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.



REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.




 26      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.



A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class I shares' financial performance for the past five years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.



Because Class I shares of ING Global Real Estate Fund had not commenced operations prior to October 31, 2004 (the Fund's fiscal year end), financial highlights are presented for Class A shares of the Fund.


 28      Financial Highlights

FINANCIAL HIGHLIGHTS                                 ING GLOBAL REAL ESTATE FUND

--------------------------------------------------------------------------------


For the year ended October 31, 2003, the information has been derived from the Fund's Financial Statements, which have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent accountants.



                                                                                 CLASS A
                                                                     --------------------------------
                                                                           YEAR
                                                                          ENDED          NOVEMBER 5,
                                                                       OCTOBER 31,        2001(1) TO
                                                                     ----------------    OCTOBER 31,
                                                                      2004      2003         2002
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                10.40        10.01
 Income (loss) from investment operations:
 Net investment income                                         $                 0.57         0.45
 Net realized and unrealized gain on investments               $                 2.79         0.31
 Total from investment operations                              $                 3.36         0.76
 Less distributions from:
 Net investment income                                         $                 0.54         0.37
 Net realized gain on investments                              $                 0.16           --
 Total distributions                                           $                 0.70         0.37
 Net asset value, end of period                                $                13.06        10.40
 TOTAL RETURN(2):                                              %                33.77         7.47
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               41,549       25,440
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %                 1.75         1.76
 Gross expenses prior to expense reimbursement(3)              %                 1.95         2.46
 Net investment income after expense reimbursement(3)(4)       %                 5.14         4.12
 Portfolio turnover rate                                       %                  124          141


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC) within three years.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       29

ING FOREIGN FUND                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                 SEPTEMBER 10,
                                                                   YEAR ENDED     2003(1) TO
                                                                   OCTOBER 31,    OCTOBER 31,
                                                                      2004           2003
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                     10.63
 Income (loss) from investment operations:
 Net investment income                                         $                      0.00*
 Net realized and unrealized gain on investments               $                      0.42
 Total from investment operations                              $                      0.42
 Net asset value, end of period                                $                     11.05
 TOTAL RETURN(2)                                               %                      3.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                       188
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %                      1.43
 Gross expenses prior to expense reimbursement(3)              %                      5.51
 Net investment income after expense reimbursement(3)(4)       %                      0.21
 Portfolio turnover rate                                       %                        50


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Amount represents less than $0.01 per share.

 30      ING Foreign Fund

FINANCIAL HIGHLIGHTS                                      ING INTERNATIONAL FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the period ended October 31, 2002, the financial information was audited by other independent auditors.



                                                                     YEAR ENDED      JANUARY 15,
                                                                     OCTOBER 31,     2002(1) TO
                                                                   ---------------   OCTOBER 31,
                                                                    2004     2003       2002
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $              7.06       8.25
 Income (loss) from investment operations:
 Net investment income (loss)                                  $              0.10       0.05
 Net realized and unrealized gain (loss) on investments        $              1.34      (1.24)
 Total from investment operations                              $              1.44      (1.19)
 Less distributions from:
 Net investment income                                         $              0.05         --
 Total distributions                                           $              0.05         --
 Net asset value, end of period                                $              8.45       7.06
 TOTAL RETURN(2)                                               %             20.53     (14.42)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            11,582      6,384
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %              1.33       1.48
 Gross expenses prior to expense reimbursement(3)              %              1.34       1.53
 Net investment income after expense reimbursement(3)(4)       %              1.29       0.72
 Portfolio turnover rate                                       %               100        126


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       31

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                       CLASS I
                                                                     --------------------------------------------
                                                                                 YEAR
                                                                                 ENDED                 JUNE 18,
                                                                              OCTOBER 31,             2001(1) TO
                                                                     -----------------------------    OCTOBER 31,
                                                                      2004       2003       2002         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                  10.43      12.35        13.89
 Income (loss) from investment operations:
 Net investment income                                         $                   0.13       0.16         0.02
 Net realized and unrealized gain (loss) on investments        $                   3.48      (1.68)       (1.56)
 Total from investment operations                              $                   3.61      (1.52)       (1.54)
 Less distributions from:
 Net investment income                                         $                   0.10       0.14           --
 Net realized gains on investments                             $                   0.20       0.26           --
 Total distributions                                           $                   0.30       0.40           --
 Net asset value, end of period                                $                  13.74      10.43        12.35
 TOTAL RETURN(2)                                               %                  35.58     (12.89)      (11.09)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                482,047    372,352      226,067
 Ratios to average net assets:
 Expenses(3)                                                   %                   1.29       1.32         1.24
 Net investment income(3)                                      %                   1.12       1.04         0.62
 Portfolio turnover rate                                       %                      9         20           15


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

 32      ING International Value Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.


DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING LargeCap Value Fund
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund
ING Real Estate Fund

FIXED INCOME FUNDS
ING Aeltus Money Market Fund

ING GNMA Income Fund

ING Government Fund

ING Intermediate Bond Fund


INTERNATIONAL EQUITY FUND
ING International Growth Fund


GLOBAL EQUITY FUND

ING Global Science and Technology Fund

STRATEGIC ALLOCATION FUNDS

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


In the Funds' annual/semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual report only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.



Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information. To make shareholder inquiries contact:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:


ING Mayflower Trust                  811-7978
  ING International Value Fund
ING Mutual Funds                     811-7428
  ING Foreign Fund
  ING International Fund
  ING Global Real Estate Fund



  [ING FUNDS LOGO]             PRPRO-UFINTLI     (0305-030105)

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD MAP GRAPHIC]

       March 1, 2005


       Class Q

                                                 GLOBAL EQUITY FUND


                                                 ING Global Value Choice Fund


                                                 (formerly, ING Worldwide Growth
                                                 Fund)

                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Emerging Countries Fund
                                                 ING Foreign Fund
                                                 ING International Fund

                                                 ING International SmallCap Fund


                                                 (formerly, ING International
                                                 SmallCap Growth Fund)

                                                 ING International Value Fund


       This Prospectus contains
       important information about
       investing in Class Q shares of
       certain ING Funds. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       ("FDIC"), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Funds
       will achieve their investment
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC")
       has not approved or
       disapproved these securities
       nor has the SEC judged whether
       the information in this
       Prospectus is accurate or
       adequate. Any representation
       to the contrary is a criminal
       offense.


                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS





These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, investment strategies and risks.



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:
HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE FUNDS                          1
    FUNDS AT A GLANCE                                  2

    GLOBAL EQUITY FUND
    ING Global Value Choice Fund                       4

    INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund                        6
    ING Foreign Fund                                   8
    ING International Fund                            10
    ING International SmallCap Fund                   12
    ING International Value Fund                      14




    WHAT YOU PAY TO INVEST                            16
    SHAREHOLDER GUIDE                                 18
    MANAGEMENT OF THE FUNDS                           23
    DIVIDENDS, DISTRIBUTIONS AND TAXES                28
    MORE INFORMATION ABOUT RISKS                      29
    FINANCIAL HIGHLIGHTS                              33
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS

--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.





                     [TELEPHONE GRAPHIC]


 If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 GLOBAL EQUITY FUND



  ING Global Value Choice Fund emphasizes a value approach to global investing. The Fund focuses on long-term capital appreciation by investing primarily in equity securities of companies throughout the world, including the United States.



  The Fund may suit you if you:



  - are investing for the long-term -- at least several years;


  - are looking for exposure to global markets; and


  - are willing to accept higher risk in exchange for the potential for long-term growth.


INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:


  - are investing for the long-term -- at least several years;

  - are looking for exposure to international markets; and

  - are willing to accept higher risk in exchange for the potential for long-term growth.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                               Introduction to the Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


               FUND                                                   INVESTMENT OBJECTIVE
               ------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY  ING Global Value Choice Fund                           Long-term capital appreciation
FUND           Adviser: ING Investments, LLC
               Sub-Adviser: NWQ Investment Management
               Company, LLC


INTERNATIONAL  ING Emerging Countries Fund                            Maximum long-term capital appreciation
EQUITY FUNDS   Adviser: ING Investments, LLC
               Sub-Adviser: Brandes Investment Partners, L.P.

               ING Foreign Fund                                       Long-term growth of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: Julius Baer Investment Management LLC

               ING International Fund                                 Long-term growth of capital
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

               ING International SmallCap Fund                        Maximum long-term capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: Acadian Asset Management, Inc.

               ING International Value Fund                           Long-term capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: Brandes Investment Partners, L.P.



 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in value- oriented foreign equities. May be
believed to have prices below their long-term             sensitive to currency exchange rates, international,
value.                                                    political and economic conditions and other risks that also affect foreign securities.


Equity securities of issuers located primarily in         Price volatility, liquidity and other risks that accompany
emerging countries believed to have prices below          an investment in equities from emerging countries. May be
their long-term value.                                    sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.

Equity securities tied economically to countries          Price volatility, liquidity and other risks that accompany
outside the U.S.                                          an investment in equities of foreign companies. May be
                                                          sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in foreign equities. May be sensitive to currency exchange rates, international, political and economic
                                                          conditions and other risks that also affect foreign
                                                          securities.

Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
prices below their long-term value.                       companies. May be sensitive to currency exchange rates,
                                                          international, political and economic conditions and other risks that also affect foreign securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value-oriented foreign equities. May be
their long-term value.                                    sensitive to currency exchange rates, international,
                                                          political and economic conditions and other risks that also affect foreign securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING GLOBAL VALUE CHOICE FUND              NWQ Investment Management Company, LLC

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 80% of its total assets in common and preferred equities, American depositary receipts ("ADRs"), Ordinaries ("ORDs"), European depositary receipts ("EDRs"), Global depositary receipts ("GDRs"), derivatives and convertible securities. The Fund may invest up to 10% in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Sub-Adviser may invest in companies with any market capitalization.



The Sub-Adviser aims to provide superior risk-adjusted returns through an opportunistic value-oriented process. The Fund seeks to invest in companies with attractive valuation, favorable risk/reward characteristics and downside protection, and an inflection point or catalyst that can unlock value or improve profitability. The Sub-Adviser's highly experienced domestic and international research teams perform extensive bottom-up analysis on companies and industries in an attempt to identify attractive investment opportunities. Analysts conduct rigorous financial statement analysis, with particular focus on the balance sheet and cash flows, to help identify downside support as well as upside price targets. In addition, they analyze qualitative factors such as sustainability of competitive advantage, management strength, and operational efficiency. The domestic and international research teams work closely together and share information, insight and research on an ongoing basis. In several industries, the domestic analyst maintains primary global research responsibility.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs, GDRs and ORDs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 4      ING Global Value Choice Fund

                                                    ING GLOBAL VALUE CHOICE FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED


                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          18.32    17.64    37.92    83.79   (22.15)  (27.54)  (26.68)   29.69


(1) These figures are for the year ended December 31 of each year.



(2) Effective February 1, 2005, NWQ Investment Management Company, LLC began serving as Sub-Adviser to the Fund. Prior to this date, the Fund was managed by a different sub-adviser. ING Investment Management Co. served as sub-adviser from August 1, 2003 to February 1, 2005. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999 and directly advised the Fund from October 1, 2000 to August 1, 2003. Prior to October 1, 2000, the Fund was advised by a different sub-adviser.



(3) Effective February 1, 2005, the Fund changed its name from ING Worldwide Growth Fund to ING Global Value Choice Fund and changed its investment strategy to focus on value-style investing instead of growth-style investing.


            Best and worst quarterly performance during this period:
                                quarter     :     %
                                quarter     :     %

                          AVERAGE ANNUAL TOTAL RETURNS

          (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index ("MSCI World Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.




                                                                   1 YEAR   5 YEARS   10 YEARS
CLASS Q RETURN BEFORE TAXES                                     %
Class Q Return After Taxes on Distributions                     %
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %
MSCI World Index (reflects no deduction for fees, expenses
  or taxes)(1)                                                  %                           (2)



(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.



(2) The Index return for Class Q shares is for the 10-year period ended December 31, 2004.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Value Choice Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EMERGING COUNTRIES FUND                    Brandes Investment Partners, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid-and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) if the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market.



The Fund holds common stocks, preferred stocks, American depositary receipts ("ADRs"), European depositary receipts ("EDRs") and Global depositary receipts ("GDRs"), as well as convertible securities.



The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens more than 2,500 emerging market companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth. The Sub-Adviser will focus on issuers in those emerging market countries in which it believes the economies are developing strongly and the markets are becoming more sophisticated.



The Sub-Adviser considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Index, or those countries which generally are considered to be emerging market countries by the international financial community.



The Fund will typically invest up to the greater of either:



- 20% of total Fund assets in any particular country or industry at the time of purchase, or,



- 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM Index") at the time of purchase.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



SMALL-/MID-SIZED COMPANIES -- the Fund's investments in small-and mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 6      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          27.75    10.00   (21.46)   76.30   (31.83)  (7.32)   (9.45)    47.80

(1) These figures are for the year ended December 31 of each year.


(2) Effective March 1, 2005, Brandes Investment Partners, L.P. began serving as Sub-Adviser to the Fund and the Fund changed its investment strategy to focus on value-style investing instead of growth-style investing. Prior to this date, the Fund was managed by a different sub-adviser. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999. ING Investment Management Advisors B.V. served as sub-adviser from December 5, 2002 to March 1, 2005. The Fund did not have a sub-adviser from October 1, 2000 to December 4, 2002; however, prior to October 1, 2000, the Fund was advised by a different sub-adviser.


            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EM Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
CLASS Q RETURN BEFORE TAXES                                     %
Class Q Return After Taxes on Distributions                     %
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %
MSCI EM Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %                                   (3)



(1) Class Q shares commenced operations on August 31, 1995.



(2) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



(3) The Index return for Class Q shares is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

                                                          Julius Baer Investment
ING FOREIGN FUND                                                  Management LLC

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Fund normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common and preferred stock, American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), Global depositary receipts ("GDRs"), convertible securities, rights, warrants and other investment companies, including, exchange traded funds ("ETFs").



In selecting investments for the Fund, the Fund will normally invest at least 65% of its assets in no fewer than three different countries located outside the U.S.



The Sub-Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Fund normally has a bias towards larger companies, but may also invest in small- and mid-sized companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.



The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities. The Fund may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of total net assets) high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund may invest in derivatives such as futures and swaps as a hedging technique or in furtherance of its investment objective.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its net assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small-and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

LOWER QUALITY DEBT SECURITIES -- junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 8      ING Foreign Fund

                                                                ING FOREIGN FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                        YEAR BY YEAR TOTAL RETURN (%)(1)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----


            (1) This figure is for the year ended December 31, 2004.



            Best and worst quarterly performance during this period:


                               quarter     :      %


                               quarter     :      %



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                            5 YEARS                10 YEARS
                                                                            1 YEAR   (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
CLASS Q RETURN BEFORE TAXES                                              %
Class Q Return After Taxes on Distributions                              %                                            N/A
Class Q Return After Taxes on Distributions and Sale of Fund Shares      %                                            N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(2)                                                                %                        (3)                 N/A



(1) Class Q shares commenced operations on July 11, 2003.



(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.



(3) The Index return for Class Q shares is for the period beginning July 1, 2003.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Foreign Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.


The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.


U.S. GOVERNMENT SECURITIES -- the Fund will primarily invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the securities purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples include direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes and bonds, as well as indirect obligations of the U.S. Treasury such as obligations of various agencies, including the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.



Other agencies and instrumentalities of the U.S. government issue securities that are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Such agencies include the Federal Financing Bank, The Federal Home Loan Banks and the U.S. Postal Services. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to such agencies if needed, as securities issued by these agencies are neither guaranteed nor insured by the U.S. government.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 10      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.77      13.46    1.56     19.02    47.50   (8.30)   (20.27)  (15.06)   29.26

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.


(3) The figures shown for 2002 through 2004 provide performance for Class Q shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                                quarter     :      %


                                quarter     :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After tax returns are shown for Class Q only. After tax returns for other classes will vary.



                                                                                           5 YEARS                10 YEARS
                                                                           1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                          %
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                             %                                               (4)
CLASS Q RETURN BEFORE TAXES                                             %                                            N/A
Class Q Return After Taxes on Distributions                             %                                            N/A
Class Q Return After Taxes on Distributions and Sale of Fund Shares     %                                            N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(3)                                                               %                        (5)                 N/A



(1) Class Q shares commenced operations on February 26, 2001.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.


(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


(4) The Index return for Class A shares is for the 10-year period ended December 31, 2004.



(5) The Index return for Class Q shares is for the period beginning March 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING INTERNATIONAL SMALLCAP FUND                   Acadian Asset Management, Inc.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.


The Fund invests primarily in smaller-capitalized companies ("small-cap stocks") located worldwide. The market capitalization ranges of the various countries' small-cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets. For purposes of the Fund, the size of stocks considered for the Portfolio will fall in the $100 million to $3 billion cap range at the time of purchase. The market capitalization of companies considered to be small-cap will change with market conditions.



The Fund invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, other investment companies, including exchange traded funds ("ETFs"), rights, American depositary receipts ("ADRs") and Global depositary receipts ("GDRs"). The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.



The investment process is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each country, thereby capturing value-added at both the stock and the country levels. The models incorporate multiple factors, including such fundamental value measures as low price to earnings ratios and low price to book ratios, as well as measures relating to earnings trends, price movements and other predictive factors. The bottom-up portion of the investment process methodically exploits a range of characteristics associated with outperforming stocks in global equity markets, including valuation, earnings expectations, and price movements. The process uses stock factors to predict how well each stock in the universe will perform relative to its country/sector zone, as well as separate models to forecast country/sector-level returns, in order to predict how well each stock's country/sector zone will perform relative to others.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.



MARKET TRENDS -- from time to time, the stock market may not favor the small-cap securities in which the Fund invests. Rather, the market could favor value-oriented securities or large company securities, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. ADRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.



VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



SMALL-SIZED COMPANIES -- stocks of smaller companies may carry higher risks than stocks of larger companies.



- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.



- In many instances, the frequency and volume of trading in small-cap stocks are substantially less than those in stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.



OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.



 12      ING International SmallCap Fund

                                                 ING INTERNATIONAL SMALLCAP FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          17.98    13.93    35.96   121.97   (16.38)  (27.29)  (16.90)   45.24

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2005, Acadian Asset Management, Inc. began serving as Sub-Adviser to the Fund and the Fund changed its investment strategy to focus on value-style investing rather than growth-style investing. Prior to this date, the Fund was managed by a different sub-adviser. Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than Sub-Adviser, to the Fund. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999.


(3) Effective March 1, 2005, the Fund changed its name from ING International SmallCap Growth Fund to ING International SmallCap Fund.


            Best and worst quarterly performance during this period:

                                quarter     :      %


                                quarter     :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East SmallCap Index ("MSCI EAFE SmallCap Index") and the Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("Citigroup EPAC/EMI"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
CLASS Q RETURN BEFORE TAXES                                     %
Class Q Return After Taxes on Distributions                     %
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %
MSCI EAFE SmallCap (reflects no deduction for fees, expenses
or taxes)(2)                                                    %                                  (3)
Citigroup EPAC/EMI (reflects no deduction for fees,
 expenses or taxes)(4)                                          %                                  (3)



(1) Class Q shares commenced operations on August 31, 1995.



(2) The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segment in 21 developed equity markets outside of North America, which more closely tracks the types of securities the Fund invests in than the Citigroup EPAC/EMI Index.



(3) The Index return for Class Q shares is for the period beginning September 1, 1995.



(4) The Citigroup EPAC/EMI Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                        ING International SmallCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


This Fund seeks long-term capital appreciation.



INVESTMENT
STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth.



The Fund holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities.



Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:


- 20% of its assets in any one country or industry, or,


- 150% of the weighting of the country or industry in the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"), as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 18. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.



MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent that the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


VALUE INVESTING -- securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.



A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


 14      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          15.23    17.86    13.47    51.49    1.89    (13.52)  (17.58)   48.16

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.

(2) The figures shown for the years 2000 through 2004 provide performance for Class Q shares of the Fund. The figures shown for the years 1996 through 1999 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class Q shares have different expenses.


            Best and worst quarterly performance during this period:

                               quarter     :      %


                               quarter     :      %


                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After tax returns are shown for Class Q only. After tax returns for other classes will vary.



                                                                                           5 YEARS                10 YEARS
                                                                           1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
CLASS A RETURN BEFORE TAXES(2)                                          %
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                             %                                                (4)
CLASS Q RETURN BEFORE TAXES                                             %                                             N/A
Class Q Return After Taxes on Distributions                             %                                             N/A
Class Q Return After Taxes on Distributions and Sale of Fund Shares     %                                             N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
 taxes)(3)                                                              %                       (5)                   N/A



(1) Class Q shares commenced operations on January 24, 2000. Class A shares commenced operations on March 6, 1995.



(2) Reflects deduction of the maximum Class A sales charge of 5.75%.


(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.


(4) The Index return for Class A shares is for the period beginning March 1, 1995.



(5) The Index return for Class Q shares is for the period beginning February 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       15

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for each of the Funds.


FEES YOU PAY DIRECTLY

                                                                CLASS Q
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS Q

                                                                                  TOTAL
                                                                                  FUND            WAIVERS,
                                MANAGEMENT       SERVICE           OTHER        OPERATING      REIMBURSEMENTS         NET
FUND                               FEES            FEES         EXPENSES(2)     EXPENSES      AND RECOUPMENT(3)     EXPENSES
----------------------------------------------------------------------------------------------------------------------------
 ING Global Value
  Choice                   %       1.00            0.25
 ING Emerging
  Countries                %       1.25            0.25                                                --
 ING Foreign               %       1.00            0.25
 ING International         %       1.00            0.25
 ING International
  SmallCap                 %       1.00            0.25
 ING International
  Value                    %       1.00            0.25


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed for each Fund.


(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.


(3) ING Investments, LLC, has entered into written expense limitation agreements with each Fund which it advises, except ING International Value Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC as adjusted for contractual charges, if any, is shown under the heading "Waivers, Reimbursements, and Recoupment." For each Fund, except ING International Fund and ING Foreign Fund, the expense limits will continue through at least October 31, 2005. The expense limitation agreements are contractual and, except for ING International Fund and ING Foreign Fund, shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then-current term or upon termination of the investment management agreement. Pursuant to a side agreement dated November 1, 2004, the expense limit for Class Q shares of ING International Fund is 1.85%, through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If after October 31, 2005 ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the ING International Fund's expense limitation agreement of 2.75%. Additionally, pursuant to a side agreement dated November 1, 2004, the expense limit for Class Q shares of ING Foreign Fund is 1.60% through October 31, 2005. There is no guarantee that this side agreement will continue after that date. If, after October 31, 2005, ING Investments, LLC elects not to renew the side agreement, the expense limit will revert to the limitation under the ING Foreign Fund's expense limitation agreement of 1.85%.



 16      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE




The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS Q


                                                                                  1         3         5        10
FUND                                                                             YEAR     YEARS     YEARS     YEARS
-------------------------------------------------------------------------------------------------------------------
 ING Global Value Choice(1)                                      $
 ING Emerging Countries(1)                                       $
 ING Foreign(1)                                                  $
 ING International(1)                                            $
 ING International SmallCap(1)                                   $
 ING International Value                                         $


--------------------------------------------------------------------------------


(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       17

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000.



More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional share classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the Prospectus for those Funds.



The Funds and ING Funds Distributor LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.


If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.


International Value Fund is closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase and other relevant factors relating to the Fund; or (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees.


CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      A financial consultant   Visit or consult an
     YOUR INVESTMENT    with an authorized       investment professional.
     PROFESSIONAL       firm can help you
                        establish and maintain
                        your account.



     BY MAIL            Visit or speak with an   Fill out the Account
                        investment               Additions form included
                        professional. Make       on the bottom of your
                        your check payable to    account statement along
                        the ING Funds and mail   with your check payable
                        it, along with a         to the Fund and mail
                        completed Account        them to the address on
                        Application. Please      the account statement.
                        indicate your            Remember to write your
                        investment               account number on the
                        professional on the      check.
                        New Account
                        Application.



     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 992-0180 and    under "Initial
                        select Option 4 to       Investment."
                        obtain an account
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street
                        Bank and Trust
                        Kansas City
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        Shareholder
                        A/C #
                        --------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368


 18      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:



- Name;


- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and


- Social security number, taxpayer identification number, or other identifying number.


You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.



FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.




FREQUENT TRADING -- MARKET TIMING



The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.



The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.



The Funds' Board of Trustees has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions, the Funds' Systematic Exchange Privilege or transactions in omnibus accounts as described below. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.



If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase or exchange orders; extending settlement of a transaction up to seven days; rejecting all trades from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.



Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.



Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' Administrator, ING Funds Services, LLC.



DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Funds and servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares, which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.


RETIREMENT PLANS



You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan ("SEP") IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact a Shareholder Services Representative at (800) 992-0180.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       19

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------



If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.


All other shareholders may redeem shares by using the methods outlined in the table on the right.


Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.


For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.


PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.



           Method                         Procedures
    BY CONTACTING YOUR       You may redeem shares by contacting
    INVESTMENT               your investment professional who may
    PROFESSIONAL             charge for their services in
                             connection with your redemption
                             request, but neither the Fund nor the
                             Distributor impose any such charge.



    BY MAIL                  Send a written request specifying the
                             Fund name and share class, your
                             account number, the name(s) in which
                             the account is registered, and the
                             dollar value or number of shares you
                             wish to redeem to:
                             ING Funds
                             P.O. Box 219368
                             Kansas City, MO 64121-6368
                             If certificated shares have been
                             issued, the certificate must accompany
                             the written request. Corporate
                             investors and other associations must
                             have an appropriate certification on
                             file authorizing redemptions. A
                             suggested form of such certification
                             is provided on the Account
                             Application. A signature guarantee may
                             be required.



    BY TELEPHONE --          You may redeem shares by telephone on
    EXPEDITED REDEMPTION     all accounts other than retirement
                             accounts, unless you check the box on
                             the Account Application which
                             signifies that you do not wish to use
                             telephone redemptions. To redeem by
                             telephone, call a Shareholder Services
                             Representative at (800) 992-0180.
                             RECEIVING PROCEEDS BY CHECK:
                             You may have redemption proceeds (up
                             to a maximum of $100,000) mailed to an
                             address which has been on record with
                             ING Funds for at least 30 days.
                             RECEIVING PROCEEDS BY WIRE:
                             You may have redemption proceeds
                             (subject to a minimum of $5,000) wired
                             to your pre-designated bank account.
                             You will not be able to receive
                             redemption proceeds by wire unless you
                             check the box on the Account
                             Application which signifies that you
                             wish to receive redemption proceeds by
                             wire and attach a voided check. Under
                             normal circumstances, proceeds will be
                             transmitted to your bank on the
                             business day following receipt of your
                             instructions, provided redemptions may
                             be made. In the event that share
                             certificates have been issued, you may
                             not request a wire redemption by
                             telephone.


 20      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value ("NAV") per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Fridays; Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value. Securities prices may be obtained from automated pricing services.



Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.



When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Fund's Board of Trustees ("Board"). The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;



- Securities of an issuer that has entered into a restructuring;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities that are restricted as to transfer or resale.



The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS


The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       21

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

EXCHANGES


You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.



The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The Funds also may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.



If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or going to www.ingfunds.com.



In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account has a total value that is less than a Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.


ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-1080 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI and on the Funds' website at www.ingfunds.com.


 22      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER


ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of December 31, 2004, ING Investments managed over $    billion in assets.



The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                               MANAGEMENT FEES
 ING Global Value Choice                                1.00%
 ING Emerging Countries                                 1.25
 ING Foreign                                            1.00
 ING International                                      1.00
 ING International SmallCap                             1.00
 ING International Value                                1.00



For information regarding the basis for the Board's approval of the following sub-advisory relationships, please refer to the Funds' SAI.


SUB-ADVISERS


ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.



ING Investments acts as a "manager-of-managers" for ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund and ING International SmallCap Fund (collectively, "Manager-of-Manger Funds"). ING Investments delegates to the sub-adviser of the Manager-of-Manager Funds the responsibility for investment management, subject to ING Investment's oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Manager-of-Manager Funds. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-adviser to the Manager-of-Manager Funds. The Manager-of-Manager Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager-of-Manager Funds' Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager-of-Manager Funds' shareholders. The Manager-of-Manager Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Manager Funds. In this event, the name of the Manager-of-Manager Funds and their investment strategies may also change.



ING INTERNATIONAL FUND



ING INVESTMENT MANAGEMENT CO.



ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to ING International Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Funds investment objective and policies, subject to oversight by ING Investments and the Board.



Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



As of December 31, 2004, ING IM managed over $    billion in assets. The
principal address of ING IM is 230 Park Avenue, New York, NY 10169.



ING INTERNATIONAL FUND



The following individuals share responsibility for the day-to-day management of ING International Fund:



Richard T. Saler has served as Senior Portfolio Manager of ING International Fund since January 1994. Mr. Saler has over 18 years investment experience and previously served as Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation ("Lexington").




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       23

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


Philip A. Schwartz has served as Senior Portfolio Manager of ING International Fund since January 1996. Mr. Schwartz previously served as Senior Vice President and Director of International Equity Strategy at Lexington.


ING EMERGING COUNTRIES AND ING INTERNATIONAL VALUE FUNDS

BRANDES INVESTMENT PARTNERS, L.P.


Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") has been the Sub-Adviser to ING Emerging Countries and ING International Value Funds since March, 2005 and March, 1995, respectively. Brandes' Emerging Markets Investment Committee and Brandes' Large Cap Investment Committee are responsible for making the day-to-day investment decisions for Emerging Countries and International Value Funds, respectively.



Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals who currently manage more than $ billion in assets as of December 31, 2004. The principal address of Brandes is 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, under valued stocks.



ING EMERGING COUNTRIES FUND



Emerging Countries Fund is managed by a team of investment professionals led by Brandes Investment Partners' Emerging Markets Investment Committee.



PERFORMANCE OF SIMILAR U.S. EMERGING MARKETS ACCOUNTS MANAGED BY BRANDES



The tables below are designed to show how a composite of similar accounts managed by Brandes performed over various periods in the past.



The Brandes Emerging Markets Equity Composite is a composite of the performance of all actual fee-paying and non-fee paying, fully discretionary U.S. emerging markets accounts under management by Brandes for at least one month beginning
         , having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to ING Emerging Countries Fund.



The table below shows the average annual total returns for the Brandes Emerging Markets Equity Composite compared with the MSCI EM Index for the one-, three-, five-year and since inception periods ended December 31, 2004 and on an annual basis as of December 31, of prior years. The returns of the Brandes Emerging Markets Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI EM Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how ING Emerging Countries Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                                      BRANDES EMERGING
                                       MARKETS EQUITY       MSCI EM
                                       COMPOSITE (%)      INDEX(1) (%)
One Year                                        %                 %
Three Years                                     %                 %
Five Years                                      %                 %
Since Inception [(        )]*



* Index returns for the MSCI EM Index are for the period beginning        .



                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                                      BRANDES EMERGING
                                       MARKETS EQUITY       MSCI EM
                                       COMPOSITE (%)      INDEX(1) (%)
2004                                             %                 %
2003                                             %                 %
2002                                             %                 %
2001                                             %                 %
2000                                             %                 %



 * Index returns are for the period beginning        .



(1) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Brandes Emerging Markets Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes Emerging Markets Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940, as amended ("1940 Act") or Subchapter M of the Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.



ING INTERNATIONAL VALUE FUND



International Value Fund is managed by a team of investment professionals led by Brandes Investment Partners' Large Cap Investment Committee, since 1995.



ING GLOBAL VALUE CHOICE FUND



NWQ INVESTMENT MANAGEMENT COMPANY, LLC



NWQ Investment Management Company, LLC ("NWQ" or "Sub-Adviser"), a member-managed Delaware limited liability company, serves as the Sub-Adviser to the ING Global Value


 24      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Choice Fund. NWQ is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.



NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals. NWQ is registered with the SEC as an investment adviser and is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.



As of December 31, 2004, NWQ managed over $    billion in assets. The principal
address of NWQ is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.



ING GLOBAL VALUE CHOICE FUND



The following individuals share responsibility for the day-to-day management of ING Global Value Choice Fund:



Paul J. Hechmer, Senior Vice President/International Portfolio Manager, joined NWQ in 2001. From August 1998-March 2001, Mr. Hechmer was the Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value portfolios. Previous to this, Mr. Hechmer served as Senior International Equity Analyst for Founders Asset Management and as an International Equity Analyst for Farmers Investment Management and Research.



Mark A. Morris, Senior Vice President, joined NWQ in 2001. He previously held the position of Director and Portfolio Manager with Merrill Lynch Investment Managers where he managed value oriented institutional portfolios for three years.



Gregg S. Tenser, CFA, Senior Vice President, joined NWQ in 2001, after spending two years at Sturdivant & Company, a value-oriented institutional money manager. Formerly, he held the position of Vice President and Senior Analyst at Federated Investors, where he also served as Director of Equity Research.



Jon D. Bosse, CFA, Chief Investment Officer, joined NWQ in 1996. Mr. Bosse holds the Chartered Financial Analyst designation and he is a member of the CFA Institute and the Los Angeles Society of Financial Analysts. Previously, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Mr. Bosse also spent four years with ARCO in corporate finance.



ING FOREIGN FUND



JULIUS BAER INVESTMENT MANAGEMENT LLC



Julius Baer Investment Management LLC ("JBIM" or "Sub-Adviser") serves as Sub-Adviser to ING Foreign Fund. JBIM is a registered investment adviser wholly-owned by Julius Baer Securities, which in turn is wholly-owned by Julius Baer Holding AG. JBIM specializes in the management of international and global equities and fixed income securities, and alternative investments. As of
December 31, 2004, JBIM managed over $    billion in assets. The principal
address of JBIM is 330 Madison Avenue, New York, New York 10017.



Rudolph-Riad Younes and Richard Pell have been responsible for the day-to-day management of the Fund since its inception.



Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity has been with JBIM since September 1993.



Richard Pell, Senior Vice President and Chief Investment Officer has been with JBIM since January 1995.



PERFORMANCE OF SIMILAR FOREIGN EQUITY ACCOUNTS MANAGED BY JBIM



The tables below are designed to show how a composite of similar accounts managed by JBIM performed over various periods in the past.



The Julius Baer Foreign Equity Composite includes all discretionary, fee paying, non-taxable and taxable portfolios for institutional clients and mutual funds invested in international equity securities. Each portfolio in the composite has investment objectives, policies and strategies that are substantially similar to ING Foreign Fund. Portfolios meeting the composite criteria are included in the composite within the first 90 days after assets come under management. Valuations and returns are computed and stated in U.S. Dollars. This composite was created in 2003. The account minimum for the composite was $10 million as of December 31, 2004. Settlement date accounting was used prior to 1999.



The table below shows the average annual total returns for the Julius Baer Foreign Equity Composite compared with the MSCI EAFE Index for the one-, three-, five-year and since inception periods ended December 31, 2004 and annual returns for the years ended December 31 of prior years. The returns of the Julius Baer Foreign Equity Composite reflect deductions of management fees and trading commissions. The returns of the MSCI EAFE Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of JBIM. It does not indicate how ING Foreign Fund has performed or will perform in the future. Past performance is not a guarantee of future results.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       25

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                                         JBIM
                                        FOREIGN
                                        EQUITY          MSCI EAFE
                                     COMPOSITE (%)     INDEX(1) (%)
One Year                                      %                %
Three Years                                   %                %
Five Years                                    %                %
Since Inception (05/01/95)*                   %                %



* Index returns for the MSCI EAFE Index are for the period beginning May 1, 1995.



                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                                         JBIM
                                        FOREIGN
                                        EQUITY          MSCI EAFE
                                     COMPOSITE (%)     INDEX(1) (%)
2004                                          %                 %
2003                                     35.64%            39.17%
2002                                     (3.76)%          (15.66)%
2001                                    (19.15)%          (21.21)%
2000                                     (7.86)%          (13.96)%
1999                                     76.55%            27.30%
1998                                     27.04%            20.33%
1997                                     15.34%             2.06%
1996                                     17.67%             6.36%
1995 (05/01 -- 12/31)                     7.86%             5.43%



 * Index returns are for the period beginning May 1, 1995.



(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Julius Baer Foreign Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. Most of the accounts in the Julius Baer Foreign Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Internal Revenue Code ("Code"). Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of JBIM.



ING INTERNATIONAL SMALLCAP FUND



ACADIAN ASSET MANAGEMENT, INC.



Acadian Asset Management, Inc. ("Acadian" or "Sub-Adviser"), serves as Sub-Adviser to ING International SmallCap Fund. Acadian is a registered investment adviser and a wholly owned subsidiary of Old Mutual Asset Managers
(US) LLC which is ultimately owned by Old Mutual plc.



Acadian is a Boston- and Singapore-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1977 and over the last decade and more, the firm has served some of the world's largest and most sophisticated fund sponsors. Acadian's team includes over thirty-five professionals focused on portfolio management, research, trading, client service, operations, and technology. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the U.S. and abroad. The firm also serves individual investors.



As of December 31, 2004, Acadian had assets under management of over $ billion. The principal address of Acadian is Ten Post Office Square Boston, MA 02109.



The following individuals share responsibility for the day-to-day management of the Fund:



John R. Chisholm and Matthew J. Cohen would have day-to-day responsibility for ING International SmallCap Growth Fund. Mr. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, joined Acadian in July 1987. He is responsible for actively managing Acadian portfolios and developing quantitative techniques to value markets and securities.



Matthew J. Cohen, CFA, Senior Vice President and Portfolio Manager, joined Acadian in October 1997. He specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach.



PERFORMANCE OF SIMILAR INTERNATIONAL SMALL-CAP EQUITY ACCOUNTS MANAGED BY
ACADIAN



The tables below are designed to show how a composite of similar accounts managed by Acadian performed over various periods in the past.



The Acadian International Small-Cap Equity Composite ("Acadian Composite") is a composite of the performance of all actual fee-paying, fully discretionary accounts under management by Acadian, including those accounts no longer with the firm, for at least one month beginning February 1, 1993, having substantially the same investment objectives, policies, techniques and restrictions. There is no minimum size criterion for composite membership. Each account in the composite has investment objectives, policies and strategies that are substantially similar to ING International SmallCap Fund.



The table below shows the average annual total returns for the Acadian Composite compared with MSCI EAFE SmallCap and the Citigroup EPAC/EMI Indices are for the one-, three-, five- and ten-year periods ended December 31, 2004 and on an annual basis as of December 31, of prior years. The returns of the Acadian Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. Returns are stated in


 26      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


U.S. Dollars. The returns of the MSCI EAFE SmallCap Index and the Citigroup EPAC/EMI Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Acadian. It does not indicate how ING International SmallCap Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2004)



                          ACADIAN
                       INTERNATIONAL         MSCI
                         SMALL-CAP           EAFE           CITIGROUP
                           EQUITY          SMALLCAP          EPAC/EMI
                       COMPOSITE (%)     INDEX(1) (%)      INDEX(2) (%)
One Year                        %                %                 %
Three Years                     %                %
Five Years                      %                %                 %
Ten Years                       %                %                 %



                              ANNUAL TOTAL RETURNS


                        (AS OF DECEMBER 31 OF EACH YEAR)



                          ACADIAN
                       INTERNATIONAL         MSCI
                         SMALL-CAP           EAFE           CITIGROUP
                           EQUITY          SMALLCAP          EPAC/EMI
                       COMPOSITE (%)     INDEX(1) (%)      INDEX(2) (%)
2004                             %               %                  %
2003                             %               %                  %
2002                             %               %                  %
2001                             %               %                  %
2000                             %               %                  %
1999                             %               %                  %
1998                             %               %                  %
1997                             %               %                  %
1996                             %               %                  %
1995                             %               %                  %



 * Index returns are for the period beginning        .



(1) The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segment in 21 developed equity markets outside of North America.



(2) The Citigroup EPAC/EMI Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.



The performance reflected in the composite has not been calculated in compliance with the method used by the SEC.



The net annual returns for the Acadian Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Acadian Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Acadian.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       27

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains.


Each Fund pays dividends and capital gains, if any, annually.


DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund that offers Class Q shares.

TAXES


The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 28      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategy.

PRINCIPAL RISKS


The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.



ADRs, GDRs, EDRs and ORDs (collectively, "depositary receipts") are viewed as investments in the underlying securities which they represent, and therefore are subject to the risks of foreign investments. Even when denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of depositary receipts will always track the price of the underlying foreign security.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       29

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


or erratic market movements than securities of larger, more established companies or the market averages in general.



DERIVATIVES (ING FOREIGN FUND, ING GLOBAL VALUE CHOICE FUND AND ING INTERNATIONAL SMALLCAP FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



HIGH YIELD SECURITIES (ING FOREIGN FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (ING FOREIGN FUND AND ING INTERNATIONAL
FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7.00% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7.00% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING FOREIGN FUND, ING INTERNATIONAL FUND AND ING INTERNATIONAL VALUE FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Funds, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Funds.



LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



OTHER INVESTMENT COMPANIES (ING FOREIGN FUND AND ING INTERNATIONAL SMALLCAP
FUND). To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100


 30      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.



U.S. GOVERNMENT SECURITIES (ING INTERNATIONAL FUND). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.


OTHER RISKS

MANAGEMENT RISK Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will be able to meet their obligations.



RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.



REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.



BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       31

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.



A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


 32      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's Class Q shares' financial performance for the past five years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual report, which is incorporated by reference into the SAI and is available upon request.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       33

ING GLOBAL VALUE CHOICE FUND
(FORMERLY, ING WORLDWIDE GROWTH FUND)                       FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                                           FOUR
                                                                                                          MONTHS           YEAR
                                                                YEAR ENDED OCTOBER 31,                     ENDED          ENDED
                                                    ----------------------------------------------      OCTOBER 31,      JUNE 30,
                                                     2004         2003         2002         2001        2000(1)(2)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $                    14.34        17.87        30.37         34.53           27.12
 Income from investment operations:
 Net investment income (loss)                 $                    (0.01)       (0.08)       (0.07)        (0.07)         (10.16)
 Net realized and unrealized gain
 (loss) on investments                        $                     2.84        (3.45)      (11.19)        (4.09)          11.11
 Total from investment operations             $                     2.83        (3.53)      (11.26)        (4.16)          10.95
 Less distributions from:
 Net investment income                        $                       --           --           --            --              --
 Net realized gains on investments            $                       --           --         0.89            --            3.54
 Tax return of capital                        $                       --           --         0.35            --              --
 Total distributions                          $                       --           --         1.24            --            3.54
 Net asset value, end of period               $                    17.17        14.34        17.87         30.37           34.53
 TOTAL RETURN(3)                              %                    19.74       (19.75)      (38.56)       (12.05)          42.63
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $                    6,454        8,194       17,178        44,702          54,418
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)             %                     1.54         1.49         1.51          1.52            1.57
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                %                     1.62         1.59         1.60          1.49            1.57
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)             %                    (0.04)       (0.47)       (0.30)        (0.62)          (0.69)
 Portfolio turnover rate                      %                      125          281          302            71             169


--------------------------------------------------------------------------------


(1) Effective October 1, 2000, ING Investments assumed management of the Fund, replacing Nicholas-Applegate Capital Management.



(2) The Fund changed its fiscal year-end from June 30 to October 31.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses (excluding, interest, taxes, brokerage and extraordinary expense) subject to possible recoupment by ING Investments within three years.



* Per share calculations for the period were based on average shares outstanding.



 34      ING Global Value Choice Fund

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ending prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                             YEAR ENDED                   FOUR MONTHS      YEAR
                                                                             OCTOBER 31,                     ENDED        ENDED
                                                              -----------------------------------------   OCTOBER 31,    JUNE 30,
                                                                2004     2003(1)      2002       2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $                12.80      12.26      16.81        20.74        17.20
 Income (loss) from investment operations:
 Net investment income (loss)                             $                 0.12      (0.14)      0.09        (0.27)       (0.16)
 Net realized and unrealized gains (loss) on
 investments                                              $                 4.97       0.68      (4.64)       (3.66)        3.70
 Total from investment operations                         $                 5.09       0.54      (4.55)       (3.93)        3.54
 Less distributions from:
 Net investment income                                    $                   --       0.00*        --           --           --
 Total distributions                                      $                   --       0.00*        --           --           --
 Net asset value, end of period                           $                17.89      12.80      12.26        16.81        20.74
 TOTAL RETURN(4)                                          %                39.77       4.41     (27.01)      (18.95)       20.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $               18,168     21,132     26,783       88,894      119,251
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)           %                 1.93       2.00       1.97         2.13         2.09
 Gross expenses prior to expense reimbursement(5)         %                 2.03       1.94       1.98         2.28         2.24
 Net investment income (loss) after expense
 reimbursement(5)(6)                                      %                 0.59      (0.24)      0.42        (1.21)       (1.05)
 Portfolio turnover rate                                  %                  135        124         74           94          211


--------------------------------------------------------------------------------


(1) Effective October 1, 2000, ING Investments assumed management of the Fund, replacing Nicholas-Applegate Capital Management.



(2) The Fund changed its fiscal year-end from June 30 to October 31.



(3) Effective May 24, 1999, ING Investments became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its year end to June 30.



(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(5) Annualized for periods less than one year.



(6) The Adviser has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.


 * Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       35

ING FOREIGN FUND                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.



                                                                                     JULY 11,
                                                                     YEAR ENDED     2003(1) TO
                                                                     OCTOBER 31,    OCTOBER 31,
                                                                        2004           2003
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                       10.13
 Income (loss) from investment operations:
 Net investment loss                                           $                       (0.00)*
 Net realized and unrealized gain on investments               $                        0.89
 Total from investment operations                              $                        0.89
 Net asset value, end of period                                $                       11.02
 TOTAL RETURN(2)                                               %                        8.79
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                         421
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %                        1.85
 Gross expenses prior to expense reimbursement(3)              %                        5.93
 Net investment loss after expense reimbursement(3)(4)         %                       (0.17)
 Portfolio turnover rate                                       %                          50


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


 * Amount represents less than $0.01 per share.

 36      ING Foreign Fund

FINANCIAL HIGHLIGHTS                                      ING INTERNATIONAL FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the information was audited by other independent accountants.



                                                                                 YEAR ENDED
                                                                                 OCTOBER 31,                 FEBRUARY 26, 2001(1)
                                                                      ---------------------------------         TO OCTOBER 31,
                                                                       2004         2003         2002                2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $                     7.04         8.10               9.89
 Income (loss) from investment operations:
 Net investment income (loss)                                   $                     0.07        (0.03)             (0.02)
 Net realized and unrealized gain (loss) on investments         $                     1.37        (1.03)             (1.77)
 Total from investment operations                               $                     1.44        (1.06)             (1.79)
 Less distributions from:
 Net investment income                                          $                     0.05           --                 --
 Total distributions                                            $                     0.05           --                 --
 Net asset value, end of period                                 $                     8.43         7.04               8.10
 TOTAL RETURN(2)                                                %                    20.51       (13.09)            (18.10)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $                   14,755        6,949                  7
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %                     1.59         1.61               2.27
 Gross expenses prior to expense reimbursement(3)               %                     1.59         1.70               2.27
 Net investment loss after expense reimbursement(3)(4)          %                     0.91        (0.08)             (0.24)
 Portfolio turnover rate                                        %                      100          126                169


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total Return for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       37

ING INTERNATIONAL SMALLCAP FUND


(FORMERLY, ING INTERNATIONAL SMALLCAP GROWTH FUND)          FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the financial information was audited by other independent auditors.



                                                                                                          FOUR MONTHS      YEAR
                                                                       YEAR ENDED OCTOBER 31,                ENDED        ENDED
                                                              -----------------------------------------   OCTOBER 31,    JUNE 30,
                                                                2004       2003       2002       2001       2000(1)        2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $                 19.54      23.19      38.18        43.30        25.16
 Income (loss) from investment operations:
 Net investment income (loss)                            $                  0.21       0.04       0.00*       (0.09)       (0.21)
 Net realized and unrealized gain (loss) on
 investments                                             $                  7.36      (3.69)    (12.12)       (5.03)       20.53
 Total from investment operations                        $                  7.57      (3.65)    (12.12)       (5.12)       20.32
 Less distributions from:
 Net investment income                                   $                    --         --       0.24           --           --
 Net realized gains on investments                       $                    --         --       2.63           --         2.18
 Total distributions                                                          --         --       2.87           --         2.18
 Net asset value, end of period                          $                 27.11      19.54      23.19        38.18        43.30
 TOTAL RETURN(2)                                         %                 38.74     (15.74)    (34.11)       11.82        82.99
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $                79,140     70,404     91,089      164,719      163,843
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(3)(4)                                      %                  1.59       1.55       1.50         1.58         1.57
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                         %                  1.58       1.59       1.50         1.58         1.57
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)                        %                  0.35       0.07       0.04        (0.71)       (0.66)
 Portfolio turnover rate                                 %                   114        149        143           56          164


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year-end from June 30 to October 31.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Adviser has agreed to limit (expenses, excluding, interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.


 *  Amount represents less than $0.01 per share.


 38      ING International SmallCap Fund

FINANCIAL HIGHLIGHTS                                ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2004 and 2003, the financial statements have been audited by KMPG LLP, an independent registered public accounting firm. For all periods ended prior to October 31, 2003, the information was audited by other independent accountants.



                                                                    YEAR ENDED OCTOBER 31,                     JANUARY 24, 2000
                                                      --------------------------------------------------        TO OCTOBER 31,
                                                        2004          2003          2002          2001              2000(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $                       10.44         12.34         16.68              15.90
 Income (loss) from investment
 operations:
 Net investment income                        $                        0.10          0.07          0.10               0.13
 Net realized and unrealized gain
 (loss) on investments                        $                        3.49         (1.63)        (2.42)              0.65
 Total from investment operations             $                        3.59         (1.56)        (2.32)              0.78
 Less distributions from:
 Net investment income                        $                        0.10          0.08          0.14                 --
 Net realized gains on investments            $                        0.20          0.26          1.88                 --
 Total distributions                          $                        0.30          0.34          2.02                 --
 Net asset value, end of period               $                       13.73         10.44         12.34              16.68
 TOTAL RETURN(2)                              %                       35.37        (13.11)       (15.80)              4.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $                      29,319        29,836        35,802             24,882
 Ratios to average net assets:
 Expenses(3)                                  %                        1.54          1.49          1.59               1.57
 Net Investment Income(3)                     %                        0.87          0.63          0.91               1.35
 Portfolio turnover rate                      %                           9            20            15                 34


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       39

In addition to the Funds offered in this Prospectus, the Distributor also offers Class Q shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or going to www.ingfunds.com.



DOMESTIC EQUITY GROWTH FUNDS

ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING MidCap Value Fund
ING SmallCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund
ING Real Estate Fund


FIXED INCOME FUND

ING GNMA Fund


LOAN PARTICIPATION FUND


ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


In the Funds' annual/semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year and the financial statements and the independent registered public accounting firm's reports (in annual report only).



STATEMENT OF ADDITIONAL INFORMATION



The SAI contains more detailed information about the Funds.
The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.



Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information. To make shareholder inquiries contact:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:


ING Mayflower Trust                            811-7978
  ING International Value Fund
ING Mutual Funds                               811-7428
  ING Emerging Countries Fund
  ING Foreign Fund
  ING International Fund
  ING International SmallCap Fund
  ING Global Value Choice Fund



        [ING FUNDS LOGO]        PRPRO-UFINTLQ (0305-030105)

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180


                                  MARCH 1, 2005


                               ING MAYFLOWER TRUST
                          ING International Value Fund


                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund
                                ING Foreign Fund
                         ING Global Equity Dividend Fund
                           ING Global Real Estate Fund
       ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund)
                             ING International Fund
 ING International SmallCap Fund (formerly, International SmallCap Growth Fund)
                            ING Precious Metals Fund
                                 ING Russia Fund



      This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of each investment company listed above (each a "Trust"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC at the address listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectuses, dated March 1, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). For ING Global Value Choice Fund, this SAI only refers to Class Q shares. Please refer to the SAI dated February 1, 2005, for Class A, Class B and Class C shares of ING Global Value Choice Fund.



      In addition, the Funds' financial statements and the independent registered accounting firm's report thereon, included in the Annual Report dated October 31, 2004 are incorporated herein by reference (for ING Global Value Choice Fund, these only incorporate Class Q shares). Copies of the Funds' Prospectuses and Annual Reports may be obtained without charge by contacting the Funds at the address and phone number written above.

                                TABLE OF CONTENTS


HISTORY OF THE ING FUNDS..............................................................       1
MANAGEMENT OF THE ING FUNDS...........................................................       4
   Management of the ING Funds........................................................       4
   Board..............................................................................      10
   Frequency of Board Meetings........................................................      10
TRUSTEE OWNERSHIP OF SECURITIES.......................................................      11
COMPENSATION OF TRUSTEES..............................................................      14
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS............................................      16
INVESTMENT ADVISER....................................................................      17
INVESTMENT ADVISER FEES...............................................................      23
SUB-ADVISORY AGREEMENTS...............................................................      25
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES.........................................      28
PROXY VOTING PROCEDURES...............................................................      29
ADMINISTRATION........................................................................      30
EXPENSE LIMITATION AGREEMENTS.........................................................      31
DISTRIBUTOR...........................................................................      32
RULE 12b-1 PLANS......................................................................      34
CODE OF ETHICS........................................................................      38
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS................................      39
INVESTMENT RESTRICTIONS...............................................................      94
PORTFOLIO TRANSACTIONS................................................................     107
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................................     110
NET ASSET VALUE.......................................................................     117
SHAREHOLDER INFORMATION...............................................................     119
SHAREHOLDER SERVICES AND PRIVILEGES...................................................     119
   Self-Employed and Corporate Retirement Plans.......................................     120
   Individual Retirement Accounts.....................................................     120
   Telephone Redemption and Exchange Privileges.......................................     120
   Systematic Withdrawal Plan.........................................................     122
DISTRIBUTIONS.........................................................................     122
TAX CONSIDERATIONS....................................................................     122
CALCULATION OF PERFORMANCE DATA.......................................................     131
PERFORMANCE COMPARISONS...............................................................     134
GENERAL INFORMATION...................................................................     137
FINANCIAL STATEMENTS..................................................................     139

                            HISTORY OF THE ING FUNDS


      On December 17, 2001, the Boards of Trustees/Directors of each of the various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the ING Funds' required filings with the SEC. Shareholders of ING International Value Fund ("International Value Fund") did not approve the Reorganization; therefore the Fund will remain part of ING Mayflower Trust ("Mayflower Trust").



      As a result of the Reorganization, the following ING Funds reorganized into series of ING Mutual Funds ("Mutual Funds"): ING Global Real Estate Fund ("Global Real Estate Fund"); ING International Fund ("International Fund"); ING Precious Metals Fund ("Precious Metals Fund"); and ING Russia Fund ("Russia Fund") (collectively, the "Reorganizing Funds"). In this regard, the Board of Trustees approved the creation of new series of ING Mutual Funds to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of the reorganization provided for, among other things, the transfer for assets and liabilities of the Reorganizing Funds into the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund. ING Foreign Fund ("Foreign Fund"), ING Global Equity Dividend Fund ("Global Equity Dividend Fund"), ING Emerging Countries Fund ("Emerging Countries Fund"), ING International SmallCap Fund ("International SmallCap Fund") and ING Global Value Choice Fund ("Global Value Choice Fund") were originally organized as series of Mutual Funds, and were not involved in the Reorganization.


ING MUTUAL FUNDS


      Mutual Funds is a Delaware business trust registered as an open-end, management investment company. Mutual Funds was organized in 1992 and currently consists of three non-diversified series Precious Metals Fund, Russia Fund and Global Real Estate Fund, and six diversifed series. Only Class Q shares of ING Global Value Choice Fund are described in this SAI. Prior to a reorganization of Mutual Funds, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The July 24, 1998 reorganization eliminated this two-tiered "master-feeder" structure.


      On March 15, 1999, the name of Mutual Funds was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund was changed as follows:

                        Old Name                                              New Name
                        --------                                              --------
Nicholas-Applegate Worldwide Growth Fund                   Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund     Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                 Pilgrim Emerging Countries Fund


      On March 1, 2005, the name of the International SmallCap Fund was changed from "ING International SmallCap Growth Fund" to "ING International SmallCap Fund." On May 24, 1999, the name of the International SmallCap Growth Fund was changed from "Pilgrim International Small Cap Growth Fund" to "Pilgrim International SmallCap Growth Fund."



      On March 1, 2005, the name of Global Value Choice Fund was changed from "ING Worldwide Growth Fund" to "ING Global Value Choice Fund."

      On March 1, 2002, the name of Mutual Funds was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the name of each Fund was changed as follows:

                Old Name                                            New Name
                --------                                            --------
Pilgrim Worldwide Growth Fund                         ING Worldwide Growth Fund
Pilgrim International SmallCap Growth Fund            ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund                       ING Emerging Countries Fund

      On July 1, 2003, Foreign Fund was organized as a series of Mutual Funds.

      On September 2, 2003, Global Equity Dividend Fund was organized as a series of Mutual Funds.


ING MAYFLOWER TRUST



      Mayflower Trust is a Massachusetts business trust registered as an open-end, management investment company. Mayflower Trust currently consists of two separately managed, diversified series, one of which, International Value Fund, is discussed in this SAI. Mayflower Trust was organized in 1993. International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust.


      On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust." On the same date, the name of "Northstar International Value Fund" was changed to "Pilgrim International Value Fund." On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust" to "ING Mayflower Trust" and the name of International Value Fund was changed from "Pilgrim International Value Fund" to "ING International Value Fund."

      SET FORTH BELOW IS INFORMATION ABOUT CERTAIN FUNDS PRIOR TO THE APPROVAL OF THE REORGANIZATION:

      ING GLOBAL REAL ESTATE FUND. Prior to the Reorganization, Global Real Estate Fund was organized as a series of ING Funds Trust ("Funds Trust"), a Delaware business trust registered as an open-end, management investment company. Funds Trust was organized on July 30, 1998. Global Real Estate Fund is a non-diversified fund. On February 28, 2001, the name of the Fund was changed as follows:

                   Old Name                                         New Name
                   --------                                         --------
ING Global Real Estate Fund                   Pilgrim Global Real Estate Fund

      On March 1, 2002, the name of the Fund was changed as follows:

                  Old Name                                           New Name
                  --------                                           --------
Pilgrim Global Real Estate Fund               ING Global Real Estate Fund ("Global Real Estate Fund")

      ING INTERNATIONAL FUND. Prior to the Reorganization, ING International Fund was the sole series of ING International Fund, Inc. ING International Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The name of the Fund was changed on July 26, 2000 from "Lexington International Fund" to "Pilgrim International Fund." On March 1, 2002, the name of International Fund was changed from "Pilgrim International Fund" to "ING International Fund."


      ING PRECIOUS METALS FUND. Prior to the Reorganization, ING Precious Metals Fund was the sole series of ING Precious Metals Fund, Inc. ING Precious Metals Fund, Inc. was a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of "Lexington Goldfund, Inc." ING Precious Metals Fund, Inc. was originally organized as a Delaware corporation on December 3, 1975. The name of ING Precious Metals Fund was changed on July 26, 2000 from "Lexington Goldfund" to "Pilgrim Gold Fund" The Fund's name was changed on March 1, 2001 to "Pilgrim Precious Metals Fund." On March 1, 2002, the name of Precious Metals Fund was changed from "Pilgrim Precious Metals Fund" to "ING Precious Metals Fund."


      ING RUSSIA FUND. Prior to the Reorganization, ING Russia Fund was the sole series of ING Russia Fund, Inc. ING Russia Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 20, 1995. The name of the Fund was changed on April 2, 1996 from "Lexington Russia Fund" to "Lexington Troika Dialog Russia Fund," and on July 26, 2000, to "Pilgrim Troika Dialog Russia Fund." The name of "Pilgrim Troika Dialog Russia Fund" was changed on March 1, 2001 to "Pilgrim Russia Fund." On March 1, 2002, the name of ING Russia Fund was changed from "Pilgrim Russia Fund" to "ING Russia Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS


         Set forth in the table below is information about each Trustee of the Funds.



                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                          PRINCIPAL              FUND                OTHER
                                  POSITION(S)    TERM OF OFFICE        OCCUPATION(S) -          COMPLEX          DIRECTORSHIPS
                                      HELD        AND LENGTH OF          DURING THE           OVERSEEN BY           HELD BY
     NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)         PAST 5 YEARS          TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
PAUL S. DOHERTY                  Trustee        March 2001 -      President and Partner,                    University of
7337 E. Doubletree Ranch Rd.                    Present           Doherty, Wallace,                         Massachusetts
Scottsdale, Arizona 85258                                         Pillsbury and Murphy,                     Foundation Board,
Date of Birth:  04/28/1934                                        P.C., Attorneys (1996                     (April 2004 -
                                                                  - Present).                               Present).
------------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                Trustee        February 2002 -   President and Chief                       None
7337 E. Doubletree Ranch Rd.                    Present           Executive Officer,
Scottsdale, Arizona 85258                                         Bankers Trust Company,
Date of Birth:  05/02/1945                                        N.A. (1992 - Present).
------------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN            Trustee        February 2002 -   President, College of                     New Jersey Resources
7337 E. Doubletree Ranch Rd.                    Present           New Jersey (1999 -                        (September 2003 -
Scottsdale, Arizona 85258                                         Present).                                 Present)
Date of Birth:  02/18/1948
------------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                    Trustee        October 1999 -    Retired.  Formerly,                       Trustee, BestPrep
7337 E. Doubletree Ranch Rd.                    Present           Managing Director &                       Charity (1991 -
Scottsdale, Arizona 85258                                         Director of Marketing,                    Present) - Charitable
Date of Birth:  12/12/1936                                        Piper Jaffray, Inc.                       organization.
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                      Trustee        October 1999 -    Private Investor (June                    Director, Hypercom,
7337 E. Doubletree Ranch Rd.                    Present (ING      1997 - Present).                          Corp. (January 1999 -
Scottsdale, Arizona 85258                       Mayflower Trust)  Formerly, Director and                    Present); JDA Software
Date of Birth:  12/11/1945                                        Chief Executive                           Group, Inc. (January
                                                May 1999 -        Officer, Rainbow                          1999 - Present); Swift
                                                Present (ING      Multimedia Group, Inc.                    Transportation Co.
                                                Mutual Funds)     (January 1999 -                           (March 2004 - Present).
                                                                  December 2001).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                Trustee        October 1999 -    President and Director,                   Anchor International
7337 E. Doubletree Ranch Rd.                    Present           F.L. Putnam Securities                    Bond Trust (December
Scottsdale, Arizona 85258                                         Company, Inc. and its                     2000 -2002);
Date of Birth:  10/08/1939                                        affiliates (1978 -                        Progressive Capital
                                                                  Present); President,                      Accumulation Trust
                                                                  Secretary and Trustee,                    (August 1998 -
                                                                  The Principled Equity                     Present); Principled
                                                                  Market Fund (1996 -                       Equity Market Fund
                                                                  Present).                                 (November 1996 -
                                                                                                            Present), Mercy
                                                                                                            Endowment Foundation
                                                                                                            (1995 - Present);
                                                                                                            Director, F.L. Putnam
                                                                                                            Investment Management
                                                                                                            Company
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                          PRINCIPAL              FUND                OTHER
                                  POSITION(S)    TERM OF OFFICE        OCCUPATION(S) -          COMPLEX          DIRECTORSHIPS
                                      HELD        AND LENGTH OF          DURING THE           OVERSEEN BY           HELD BY
     NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)         PAST 5 YEARS          TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (December 2001
                                                                                                            - Present); Asian
                                                                                                            American Bank and
                                                                                                            Trust Company (June
                                                                                                            1992 - Present); and
                                                                                                            Notre Dame Health Care
                                                                                                            Center (1991 -
                                                                                                            Present); F.L. Putnam
                                                                                                            Securities Company,
                                                                                                            Inc. (June 1998 -
                                                                                                            Present); and an
                                                                                                            Honorary Trustee,
                                                                                                            Mercy Hospital (1973 -
                                                                                                            Present).
------------------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                  Trustee        March 2001 -      General Partner,                          Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                    Present           Huntington Partners                       Trust Co.; Director
Scottsdale, Arizona 85258                                         (January 1997 -                           Members Trust Co.
Date of Birth:  09/10/1933                                        Present).  Chairman of                    (November 2003 -
                                                                  the Board and Trustee                     Present).
                                                                  of each of the funds
                                                                  managed by ING
                                                                  Investment Management
                                                                  Co. LLC (November 1998
                                                                  - February 2001).
------------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                 Trustee        February 2002 -   President, Springwell                     Director, AmeriGas
7337 E. Doubletree Ranch Rd.                    Present           Corporation (1989 -                       Propane, Inc. (1998 -
Scottsdale, Arizona 85258                                         Present).  Formerly,                      Present).
Date of Birth:  08/26/1945                                        Director, Tatham
                                                                  Offshore, Inc. (1996 -
                                                                  2000).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER             Trustee        February 2001 -   Retired.  Formerly,                       Trustee, Touchstone
7337 E. Doubletree Ranch Rd.                    Present           Vice President -                          Consulting Group (1997
Scottsdale, Arizona 85258                                         Finance and                               - Present); Jim Henson
Date of Birth:  03/23/1936                                        Administration, Channel                   Legacy (1994 -
                                                                  Corporation (June 1996                    Present).
                                                                  - April 2002).  Trustee
                                                                  of each of the funds
                                                                  managed by ING
                                                                  Investment Management
                                                                  Co. LLC (1998 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY (3)          Trustee        February 2001 -   Chief Executive                           Trustee, Equitable
7337 E. Doubletree Ranch Rd.                    Present           Officer, ING U.S.                         Life Insurance Co.,
Scottsdale, Arizona 85258                                         Financial Services                        Golden American Life
Date of Birth:  05/05/1956                                        (September 2001 -                         Insurance Co., Life
                                                                  Present); Member, ING                     Insurance Company of
                                                                  Americas Executive                        Georgia, Midwestern
                                                                  Committee (2001 -                         United Life Insurance
                                                                  Present); ING Aeltus                      Co., ReliaStar Life
                                                                  Holding Company, Inc.                     Insurance Co.,
                                                                  (2000 - Present), ING                     Security Life of
                                                                  Retail Holding Company                    Denver, Security
                                                                  (1998 - Present),                         Connecticut Life
                                                                  Formerly, President,                      Insurance Co.,
                                                                  ING Life Insurance and                    Southland Life
                                                                  Annuity Company                           Insurance Co., USG
                                                                  (September 1997 -                         Annuity and Life
                                                                  November 2002),                           Company, and United
                                                                  President, Chief                          Life and Annuity
                                                                  Executive Officer and                     Insurance Co. Inc
                                                                  Director of Northern                      (March 2001 -
                                                                  Life Insurance Company                    Present); Member of
                                                                  (March 2001 - October                     the Board, Bushnell
                                                                  2002); General Manager                    Performing Arts
                                                                  and Chief Executive                       Center; St. Francis
                                                                  Officer, ING Worksite                     Hospital; National
                                                                  Division (December 2000                   Conference for
                                                                  - October 2001),                          Community Justice; and
                                                                  President, ING-SCI,                       Metro Atlanta Chamber
                                                                  Inc. (August 1997 -                       of Commerce.
                                                                  December 2000);
                                                                  President, Aetna
                                                                  Financial Services
                                                                  (August 1997 - December
                                                                  2000).
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER (3)               Chairman and   October 1999 -    Chairman, Hillcrest                       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.     Trustee        Present           Capital Partners (May                     Corporation (March
Scottsdale, Arizona 85258                                         2002-Present); Formerly,                  2000 - Present);
Date of Birth: 10/03/1939                                         Vice Chairman of ING                      Shopko Stores, Inc.
                                                                  Americas (2000 - 2002);                   (August 1999 -
                                                                  Chairman and Chief                        Present); and M.A.
                                                                  Executive Officer
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                  IN
                                                                          PRINCIPAL              FUND                OTHER
                                  POSITION(S)    TERM OF OFFICE        OCCUPATION(S) -          COMPLEX          DIRECTORSHIPS
                                      HELD        AND LENGTH OF          DURING THE           OVERSEEN BY           HELD BY
     NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)         PAST 5 YEARS          TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  of ReliaStar Financial                    Mortenson Company
                                                                  Corp. and ReliaStar                       (March 2002 -
                                                                  Life Insurance Company                    Present); Conseco,
                                                                  (1993 - 2000); Chairman                   Inc. (September 2003 -
                                                                  of ReliaStar Life                         Present).
                                                                  Insurance Company of
                                                                  New York (1995 - 1998);
                                                                  Chairman of Northern
                                                                  Life Insurance Company
                                                                  (1992 - 2001); Chairman
                                                                  and Trustee of the
                                                                  Northstar affiliated
                                                                  investment companies
                                                                  (1993 - 2001) and
                                                                  Director, Northstar
                                                                  Investment Management
                                                                  Corporation and its
                                                                  affiliates (1993 -
                                                                  1999).
------------------------------------------------------------------------------------------------------------------------------------


----------


(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended, ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.



(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.



(3) Messrs. McInerney and Turner are "interested persons," as defined in the Investment Company Act of 1940, as amended, because of their affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distibutor, LLC.

OFFICERS


      Information about the Funds' officers are set forth in the table below:



                                                              TERM OF OFFICE             PRINCIPAL OCCUPATION(S)
                                   POSITIONS HELD WITH        AND LENGTH OF                  DURING THE LAST
     NAME, ADDRESS AND AGE               THE FUND           TIME SERVED (1)(2)                 FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                 President and Chief     February 2001 -         President and Chief Executive
7337 E. Doubletree Ranch Rd.      Executive Officer       Present                 Officer, ING Investments, LLC(3)
Scottsdale, Arizona 85258                                                         (December 2001 - Present).
Date of Birth:  04/09/1949        Chief Operating                                 Formerly, Senior Executive Vice
                                  Officer                 July 2000 - Present     President and Chief Operating
                                                                                  Officer, ING Investments, LLC(3)
                                                                                  (April 1995 - December 2000); and
                                                                                  Executive Vice President, ING
                                                                                  Investments, LLC(3)  (May 1998 -
                                                                                  June 2000).
-----------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                 Executive Vice          February 2002 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and           Present                 Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258         Assistant Secretary                             Investments, LLC (3) (December 2001
Date of Birth:  05/30/1958                                                        - Present).  Formerly, Senior Vice
                                  Principal Financial     May 1999 - Present      President, ING Investments, LLC (3)
                                  Officer                                         (June 1998 - December 2001).
-----------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER                  Executive Vice          May 1999 - Present      Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                                       Investments, LLC(3)  (July 2000 -
Scottsdale, Arizona 85258                                                         Present) and Chief Investment Risk
Date of Birth:  05/14/1950                                                        Officer (June 2003 - Present).
                                                                                  Formerly, Chief Investment Officer
                                                                                  of the International Portfolios, ING
                                                                                  Investments, LLC(3)  (July 1996 -
                                                                                  June 2003); and President and Chief
                                                                                  Executive Officer, ING Investments,
                                                                                  LLC(3)  (August 1996 - August 2000).
-----------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                    Senior Vice President   November 1999 -         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                              Present                 Secretary, ING Funds Services,
Scottsdale, Arizona 85258         Assistant Secretary                             LLC(4) (October 2001 - Present).
Date of Birth:  06/17/1963                                May 1999 - Present      Formerly, Senior Vice President and
                                                                                  Assistant Secretary, ING Funds
                                                                                  Services, LLC(4) (February 1997 -
                                                                                  August 1999).
-----------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON              Senior Vice President   November 2003 -         Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                              Present                 Investments, LLC(3) (October 2003 -
Scottsdale, Arizona 85258                                                         Present). Formerly, Vice President
Date of Birth:  07/25/1964                                                        and Assistant Secretary, ING
                                                                                  Investments, LLC(3) (October 2001 -
                                                                                  October 2003);  Assistant Vice
                                                                                  President, ING Funds Services,
                                                                                  LLC(4) (November 1999 - January
                                                                                  2001); and has held various other
                                                                                  positions with ING Funds Services,
                                                                                  LLC(4) for more than the last five
                                                                                  years.
-----------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV                  Vice President and      November 1999 -         Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.      Treasurer               Present                 LLC(4) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                         ING Investments, LLC(3) (August 1997
Date of Birth:  09/25/1967                                                        - Present).
-----------------------------------------------------------------------------------------------------------------------

                                                              TERM OF OFFICE             PRINCIPAL OCCUPATION(S)
                                   POSITIONS HELD WITH        AND LENGTH OF                  DURING THE LAST
     NAME, ADDRESS AND AGE               THE FUND           TIME SERVED (1)(2)                 FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER               Vice President          February 2003 -         Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                              Present                 Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                         LLC(5) (July 1995 - Present); and
Date of Birth:  02/06/1954                                                        Vice President (February 1996 -
                                                                                  Present) and Chief Compliance
                                                                                  Officer (October 2001 - Present),
                                                                                  ING Investments, LLC(3).
-----------------------------------------------------------------------------------------------------------------------
TODD MODIC                        Vice President          August 2003 - Present   Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                      Reporting - Fund Accounting of ING
Scottsdale, Arizona 85258                                                         Fund Services, LLC(4) (September
Date of Birth:  11/03/1967                                                        2002 - Present).  Formerly, Director
                                                                                  of Financial Reporting, ING
                                                                                  Investments, LLC(3) (March 2001 -
                                                                                  September 2002); Director of
                                                                                  Financial Reporting, Axient
                                                                                  Communications, Inc. (May 2000 -
                                                                                  January 2001); and Director of
                                                                                  Finance, Rural/Metro Corporation
                                                                                  (March 1995 - May 2000).
-----------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.              Secretary               August 2003 - Present   Chief Counsel, ING Americas U.S.
7337 E. Doubletree Ranch Rd.                                                      Legal Services (September 2003 -
Scottsdale, Arizona 85258                                                         Present).  Formerly, Counsel, ING
Date of Birth:  11/15/1963                                                        Americas, U.S. Legal Services
                                                                                  (November 2002 - September 2003);
                                                                                  and Associate General Counsel of AIG
                                                                                  American General (January 1999 -
                                                                                  November 2002)
-----------------------------------------------------------------------------------------------------------------------
SUSAN P. KINENS                   Assistant Vice          February 2003 -         Assistant Vice President and
7337 E. Doubletree Ranch Rd.      President and           Present                 Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary                             Services, LLC(4) (December 2002 -
Date of Birth:  12/31/1976                                                        Present); and has held various other
                                                                                  positions with ING Funds Services,
                                                                                  LLC(4) for more than the last five
                                                                                  years.
-----------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON                 Assistant Vice          August 2001 - Present   Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.      President                                       Services, LLC(4) (October 2001 -
Scottsdale, Arizona 85258                                                         Present).  Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                        Accounting and Fund Compliance, ING
                                                                                  Investments, LLC(3) (September 1999
                                                                                  - November 2001); and Section
                                                                                  Manager of Fund Accounting, Stein
                                                                                  Roe Mutual Funds (July 1998 - August
                                                                                  1999).
-----------------------------------------------------------------------------------------------------------------------
KIMBERLY K. PALMER                Assistant Vice          September 2004 -        Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.      President               Present                 Services, LLC(4) (August 2004 -
Scottsdale, Arizona 85258                                                         Present).  Formerly, Manager,
Date of Birth:  05/04/1957                                                        Registration Statements, ING Funds
                                                                                  Services, LLC(4) (May 2003 - August
                                                                                  2004); Associate Partner, AMVESCAP
                                                                                  PLC (October 2000 - May 2003); and
                                                                                  Director of Federal Filings and Blue
                                                                                  Sky Filings, INVESCO Funds Group,
                                                                                  Inc. (March 1994 - May 2003).
-----------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL               Chief                   November 2004 -         Chief Compliance Officer of the ING
7337 E. Doubletree Ranch Rd.      Compliance              Present                 Funds (November 2004 - Present).
Scottsdale, Arizona 85258         Officer                                         Formerly, Vice President, Chief Legal
Date of Birth:                                                                    Counsel, Chief Compliance Officer and
                                                                                  Secretary of Atlas Securities, Inc.,
                                                                                  Atlas Advisers, Inc. and Atlas Funds
                                                                                  (October 2001 - October 2004); and
                                                                                  Chief Operating Officer and General
                                                                                  Counsel of Matthews International
                                                                                  Capital Management LLC and Vice
                                                                                  President and Secretary of Matthews
                                                                                  International Funds (August 1999 -
                                                                                  May 2001).
-----------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY                 Assistant Secretary     August 2003 - Present   Counsel, ING U.S. Americas, U.S.
7337 E. Doubletree Ranch Rd.                                                      Legal Services (April 2003 -
Scottsdale, Arizona 85258                                                         Present).  Formerly Senior Associate
Date of Birth: 02/28/1963                                                         with Shearman & Sterling (February
                                                                                  2000 - April 2003); Associate with
                                                                                  Sutherland Asbill & Brennan (1996 -
                                                                                  February 2000).
-----------------------------------------------------------------------------------------------------------------------
ROBIN R. NESBITT                  Assistant Secretary     September 2004 -        Supervisor, Board Operations, ING
7337 E. Doubletree Ranch Rd.                              Present                 Funds Servcies, LLC (4) August 2003
Scottsdale, Arizona 85258                                                         to Present).  Formerly, Senior Legal
Date of Birth:  09/30/73                                                          Analyst, ING Funds Services, LLC (4)
                                                                                  (August 2002 - August 2003);
                                                                                  Associate, PricewaterhouseCoopers
                                                                                  (January 2001 - August 2001); and
                                                                                  Paralegal, McManis, Faulkner &
                                                                                  Morgan (May 2000 - December 2000).
-----------------------------------------------------------------------------------------------------------------------

----------


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.



(2) Unless otherwise noted, this column refers to ING Mutual Funds and ING Mayflower Trust.



(3) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.



(4) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.



(5) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD


      The Board of Trustees of each of Mayflower Trust and Mutual Funds (collectively, "the Board") governs each Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each of the Funds, and review each Fund's performance.


FREQUENCY OF BOARD MEETINGS


      The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


Committees


      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held ___ (___) meetings during the fiscal year ended October 31, 2004.



      The Board has an Audit Committee whose function is to meet with the independent registered public accounting firm of each Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Trustees: Messrs. Earley, Rieke, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held ____ (___) meetings during the fiscal year ended October 31, 2004.



      The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five Independent Trustees: Dr. Gitenstein and Messrs. May, Patton, Doherty and Wedemeyer. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held ____ (____) meetings during the fiscal year ended October 31, 2004.



      The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee operates pursuant to a Charter approved by the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.



      The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

      The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Funds' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.



      The Nominating Committee consists of four Independent Trustees: Messrs. May, Doherty, Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee. During the fiscal year ended October 31, 2004, the Nominating Committee held ___ (___) meeting.



      The Board has established an Investment Review Committee to monitor the investment performance of the Funds and make recommendations to the Board with respect to the Funds. The Committee for the international funds currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940 Act: Dr. Gitenstein and Messrs. Patton, May, Doherty, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committees held ____ (___) meetings during the fiscal year ended October 31, 2004.



      The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance and Coordination Committee currently consists of the co-lead independent Board members and the Independent Chairmen of various other established Committees. Currently, these persons are Messrs. Earley, May, Patton, Vincent and Wedemeyer. The Compliance and Coordination Committee held ____ (___) meetings during the fiscal year ended October 31, 2004.


TRUSTEE OWNERSHIP OF SECURITIES

   SHARE OWNERSHIP POLICY


      In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.



      Under this Policy, the initial value of investments in the ING Family of Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:



                                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                     SECURITIES IN ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES OVERSEEN
     NAME OF                                                                                            BY TRUSTEE IN FAMILY OF
     TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2004             INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                       EMERGING
                      COUNTRIES    FOREIGN    INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                         FUND        FUND         FUND         SMALLCAP FUND     VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
Paul S. Doherty
J. Michael Earley
R. Barbara
Gitenstein
Walter H. May
Jock Patton
David W. C. Putnam
Blaine E. Rieke
Roger B. Vincent
Richard A.
Wedemeyer
TRUSTEES WHO ARE
"INTERESTED
PERSONS"
Thomas J.
McInerney
John G. Turner

                                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                      SECURITIES IN ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES OVERSEEN
                                                                                                        BY TRUSTEE IN FAMILY OF
     NAME OF                                                                                                   INVESTMENT
     TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31,2004                 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                       PRECIOUS                    GLOBAL EQUITY    GLOBAL REAL    GLOBAL VALUE
                     METALS FUND    RUSSIA FUND    DIVIDEND FUND    ESTATE FUND     CHOICE FUND
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
Paul S. Doherty
J. Michael Earley
R. Barbara
Gitenstein
Walter H. May
Jock Patton
David W. C. Putnam
Blaine E. Rieke
Roger B. Vincent
Richard A.
Wedemeyer
TRUSTEES WHO ARE
"INTERESTED
PERSONS"

Thomas J.
McInerney
John G. Turner

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members) share ownership in securities of the Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2004.



                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
     NAME OF TRUSTEE           TO TRUSTEE          COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY

J. MICHAEL EARLEY

R. BARBARA GITENSTEIN

WALTER H. MAY

JOCK PATTON

DAVID W. C. PUTNAM

BLAINE E. RIEKE

ROGER B. VINCENT

RICHARD A. WEDEMEYER


COMPENSATION OF TRUSTEES


      Each Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser or its affiliate, Directed Services, Inc., for which the Trustees serve in common as Trustees.



      The following table sets forth information provided by the Funds' investment adviser regarding compensation of Trustees by each Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2004. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Funds or any other Funds managed by the investment adviser.

                               COMPENSATION TABLE


                                                                                                                            TOTAL
                                                                                                  PENSION OR            COMPENSATION
                                                                                                  RETIREMENT  ESTIMATED     FROM
                                                                                                   BENEFITS    ANNUAL    REGISTRANT
                                                                                                   ACCRUED    BENEFITS    AND FUND
  NAME OF                                                                                         AS PART OF    UPON    COMPLEX PAID
  PERSON,                                                                                            FUND    RETIREMENT TO TRUSTEES
  POSITION                                 AGGREGATE COMPENSATION FROM FUND                        EXPENSES      (1)       (2) (3)
------------------------------------------------------------------------------------------------------------------------------------
                                         Inter-  Inter-                    Global  Global Global
             Emerging          Inter-   national national Precious         Equity   Real   Value
             Countries Foreign national SmallCap  Value   Metals   Russia Dividend Estate Choice
------------------------------------------------------------------------------------------------------------------------------------
PAUL S.
DOHERTY
TRUSTEE

WALTER H.
MAY TRUSTEE

THOMAS J.
MCINERNEY
(4)
 TRUSTEE

JOCK PATTON
TRUSTEE

DAVID W.C.
PUTNAM
TRUSTEE

BLAINE E.
RIEKE
TRUSTEE

JOHN G.
TURNER (4)
TRUSTEE

RICHARD A.
WEDEMEYER
TRUSTEE (5)

ROGER
VINCENT
TRUSTEE (5)

BARBARA
GITENSTEIN
TRUSTEE

J. MICHAEL
EARLEY
TRUSTEE

                                                                                                                            TOTAL
                                                                                                  PENSION OR            COMPENSATION
                                                                                                  RETIREMENT  ESTIMATED     FROM
                                                                                                   BENEFITS    ANNUAL    REGISTRANT
                                                                                                   ACCRUED    BENEFITS    AND FUND
  NAME OF                                                                                         AS PART OF    UPON    COMPLEX PAID
  PERSON,                                                                                            FUND    RETIREMENT TO TRUSTEES
  POSITION                                 AGGREGATE COMPENSATION FROM FUND                        EXPENSES      (1)       (2) (3)
------------------------------------------------------------------------------------------------------------------------------------
                                         Inter-  Inter-                    Global  Global Global
             Emerging          Inter-   national national Precious         Equity   Real   Value
             Countries Foreign national SmallCap  Value   Metals   Russia Dividend Estate Choice
------------------------------------------------------------------------------------------------------------------------------------
R. GLENN
HILLIARD (6)


----------


(1) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.



(2) Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.



(3) Represents compensation from ____ funds (total in complex as of October 31, 2004).



(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Funds.



(5) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the board.



(6)   Resigned as a Trustee effective April 30, 2003.



CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



      As of _______, 2004, Trustees and officers of each Trust as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.

                                                                              CLASS AND
                                                                               RECORD        PERCENTAGE    PERCENTAGE
         FUND                                ADDRESS                          OWNERSHIP       OF CLASS      OF FUND
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


* Beneficial Owner

** May be deemed to be a Control Person

                               INVESTMENT ADVISER


      The investment adviser for each of the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Julius Baer Investment Management, Inc. ("JBIM") as the Sub-Adviser to the Foreign Fund; ING Investment Management Co. ("ING IM"), formerly known as ING Aeltus Investment Management, Inc., as Sub-Adviser to the International Fund and Precious Metals Fund; Brandes Investment Partners, L.P. ("Brandes") as the Sub-Adviser to the Emerging Countries Fund and International Value Fund; Acadian Asset Management, Inc. ("Acadian") as the Sub-Adviser to the International SmallCap Fund; ING Investment Management Advisors B.V. ("IIMA") as the Sub-Adviser to the Russia Fund, and Global Equity Dividend Fund; NWQ Investment Management Company, LLC ("NWQ") as the Sub-Adviser to Global Value Choice Fund and ING Clarion Real Estate Securities, ("INGCRES") as the Sub-Adviser to the Global Real Estate Fund. The Investment Adviser, ING IM, IIMA and INGCRES are indirect wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.



      On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Groep N.V. that had been under common control with the Investment Adviser, merged with the Investment Adviser.



      The Investment Adviser serves pursuant to a separate Investment Management Agreement between the Investment Adviser and each Trust. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds.

Pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to certain Sub-Advisers for each of the Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the Funds.



      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.



      Prior to August 1, 2003, the International Fund, Precious Metals Fund and Global Value Advantage Choice Fund were directly managed by the Investment Adviser. ING has undertaken an internal reorganization that, among other things, integrated certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING IM. On August 1, 2003, ING IM became the sub-adviser to the International Fund and Precious Metals Fund and Global Value Choice Fund. One of the primary purposes of the integration plan was to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Funds. As a result of this integration plan the operational and supervisory functions of the Funds' Investment Management Agreements were separated from the portfolio management functions related to the Funds, with the former continuing to be provided by the Investment Adviser and the latter provided by ING IM. The portfolio management personnel for these Funds did not change as a result of this internal reorganization.



         After an initial term of two years, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Funds' outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

         In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

         In connection with their deliberations, on September 2, 2004, relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, if applicable, the Board, including the Independent Directors/Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them throughout the year at regular Board Meetings, as well as information furnished for a Board meeting held annually to specifically consider such renewals. This information included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and its respective peer group, as well as information about the Fund's investment portfolio, objectives and strategies; (2) 15(c) Methodology Guide that describes how the FACT sheets were prepared, including how benchmarks and peer groups were selected and how profitability was determined; (3) responses to questions provided by legal counsel to the Independent Directors/Trustees; (4) copies of each form of investment management and sub-advisory agreement; (5) copies of the Form ADV for each investment manager and sub-adviser to the Funds; (6) financial statements for each investment manager and sub-adviser to the Funds; and (7) other information relevant to their evaluations.

         The Board was also provided with narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of investment management and sub-advisory agreements, including an analysis for each Fund of how performance and fees compare to its selected peer group and designated benchmarks.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, in relation to renewing each Funds' current Investment Management Agreement and in renewing or approving, as applicable, each Fund's Sub-Advisory Agreements.

FOREIGN FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) the Fund underperformed its index and selected peer group for the periods presented, but short-term performance is showing positive results.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio of the Fund is competitive with that of its Selected Peer Group, and (3) the Board believes it is appropriate to allow the Sub-Adviser a reasonable period of time to manage the new Fund in order to properly evaluate performance.

GLOBAL EQUITY DIVIDEND FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund underperformed its benchmark index for the period presented, and (4) because the Fund commenced operations in September 2003, the Adviser requires a more reasonable period of operating history in order to properly evaluate the Fund's performance.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) because the Fund had less than one year of operating history, the Adviser believes that more time is needed for the Fund's performance to be properly evaluated.

GLOBAL REAL ESTATE FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median, the average, and one standard deviation of the average of its Selected Peer Group, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund outperformed its selected benchmark and Selected Peer Group for the periods reviewed by the Board.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee is reasonable for a real estate fund that includes international securities, (2) the Adviser agreed to add breakpoints to the management fee, thereby allowing the Fund to benefit as assets grow, (3) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (4) the Fund has consistently performed well .

INTERNATIONAL FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund underperformed its benchmark index for the most recent quarter, one-, two, and three-year periods, but outperformed its Selected Peer Group median for the three-, five-, and ten-year periods.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Adviser is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the portfolio managers have been consistent in their investment approach, focusing on higher quality international securities and the Adviser continues to work with the Sub-Adviser to improve the Portfolio's performance.

INTERNATIONAL VALUE FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund outperformed its benchmark index and Selected Peer Group median for all periods reviewed by the Board.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio is competitive with that of its Selected Peer Group, and (3) the Sub-Adviser is a highly skilled value-style investment manager and has provided the Fund with superior performance.

PRECIOUS METALS FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, but within one standard deviation of the average, (3) the Fund outperformed is style specific benchmark index for the one-, two-, three-, five-, and ten-year periods, but has underperformed its Selected Peer Group for all periods presented except the five-year period, (4) the Sub-Adviser is presently taking actions to improve the Fund's performance.

         After deliberations based on the above-listed factors, among others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, (3) the Fund is competitive with its style specific benchmark index, and (4) the Sub-Adviser is exploring alternatives to improve the Fund's performance.

RUSSIA FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund outperformed its country specific benchmark index for one- and two-year periods and most recent quarter and its Selected Peer Group median for the two-, three-, and five-year periods.

         After deliberations based on the above-listed factors, among, others, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) the Fund's long term performance has been superior.

EMERGING COUNTRIES FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average expense ratios of its Selected Peer Group, but within one standard deviation of the average, and (3) the Fund underperformed its benchmark index and Selected Peer Group median for the periods reviewed by the Board, and (4) the Adviser has taken action to address Board concerns about the Fund's performance.

         In response to input from the Board, the Adviser agreed to a lower expense limit for the Fund which resulted in a waiver of 0.10% of the 12b-1 fee for Class A shares, thereby reducing the Fund's total expenses. After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee is competitive with that of its Selected Peer Group, (2) the new expense limit is below the Selected Peer Group's median and average expense ratios, and (3) action has been taken to improve Fund performance and the Adviser's commitment to further address performance concerns.

         The Adviser further addressed those concerns by recommending the engagement of Brandes as the Fund's sub-adviser. On November 10, 2004, in reaching a decision to engage Brandes as the Fund's sub-adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board considered the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by Brandes in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser's view of the reputation of Brandes; (3) the nature and quality of the services to be provided by Brandes; (4) the addition of an exclusivity provision in the proposed Sub-Advisory Agreement; (5) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (6) Brandes's track record in managing the risks and volatility inherent in global funds; (7) the qualifications of Brandes's personnel, portfolio management capabilities and investment methodologies; (8) Brandes's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (9) Brandes's financial condition; (10) the costs for the services to be provided by Brandes and the fact that these costs will be paid by the Adviser and not directly by the Fund; (11) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by Brandes; (12) the appropriateness of the selection of Brandes and the employment of the proposed investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (13) Brandes's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         During the course of its deliberations, the Board reached the following conclusions regarding Brandes and the proposed Sub-Advisory Agreement, among others: (1) Brandes is qualified to manage the Fund's assets in accordance with the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Brandes is expected to execute the proposed investment strategy consistently over time; (5) Brandes has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Agreement; (6) Brandes is expected to diversify the Fund's portfolio as part of a risk control strategy; (7) the exclusivity provisions included in the proposed Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) Brandes is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (9) the compensation to be paid by the Adviser under the proposed Sub-Advisory Agreement is fair in relation to the services to be provided by Brandes.

GLOBAL VALUE CHOICE FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but within one standard deviation of the average, (2) the expense ratio for the Fund is above the median and the average of its Selected Peer Group, but within one standard deviation of the average, (3) the Fund underperformed its benchmark for the periods presented to the Board, and (3) action has been taken to address Board concerns about the Fund's performance.

         After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee of Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, and (3) action has been taken to improve Fund performance by implementing a change in portfolio management and the Adviser's commitment to further address performance concerns.

         The Adviser further addressed those concerns by recommending the engagement of NWQ as the Fund's sub-adviser. On November 10, 2004, in reaching a decision to engage NWQ as the Fund's sub-adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board also considered the composite performance of portfolios managed by NWQ with similar investment styles to that of the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by the proposed Sub-Adviser in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser's view of the reputation of NWQ; (3) NWQ's experience and skill in managing large cap value and international accounts; (4) the nature and quality of the services to be provided by NWQ; (5) the addition of an exclusivity provision in the proposed Sub-Advisory Agreement; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (7) NWQ's track record in managing the risks and volatility inherent in global funds; (8) the qualifications of NWQ's personnel, portfolio management capabilities and investment methodologies; (9) NWQ's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (10) NWQ's financial condition; (11) the costs for the services to be provided by NWQ and the fact that these costs will be paid by the Adviser and not directly by the Fund; (12) the consistency in investment style and portfolio turnover rates experienced over time by other international and domestic equity portfolios managed by NWQ; (13) the appropriateness of the selection of NWQ and the employment of the proposed investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (14) NWQ's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

         During the course of its deliberations, the Board reached the following conclusions regarding NWQ and the proposed Sub-Advisory Agreement, among others:
(1) NWQ is qualified to manage the Fund's assets in accordance with the revised investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing long-term capital appreciation through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund; (3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) NWQ is expected to execute the proposed investment strategy consistently over time; (5) after reviewing the financial statements of both NWQ and its parent company, Nuveen Investments, the Board concluded that NWQ has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Agreement; (6) NWQ is expected to diversify the Fund's portfolio as part of a risk control strategy; (7) the exclusivity provisions included in the proposed Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) NWQ is likely to manage the assets with a portfolio turnover rate that is relatively low for a global fund; and (9) the Board took into account the complexity and quality of the investment management services utilized by the Fund and believes the compensation to be paid by the Adviser under the proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by NWQ, the compensation paid to the current Sub-Adviser, ING IM and various industry averages for similar funds.

INTERNATIONAL SMALLCAP FUND

         In its renewal deliberations for the Fund, the Board considered that
(1) the management fee for the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group,
(3) the Fund underperformed its benchmark index for all periods reviewed by the Board and its Selected Peer Group median for the one-, two-, and three-year periods, but outperformed its Selected Peer Group for the last quarter, and (4) action has been taken to address Board concerns about the Fund's performance.

         After deliberations based on the above-listed factors, the Board renewed the Investment Management Agreement and Sub-Advisory Agreement for the Fund because, among other considerations, (1) the management fee for the Fund is competitive with that of its Selected Peer Group, (2) the expense ratio for the Fund is competitive with that of its Selected Peer Group, (3) the Fund's performance has recently improved, and (4) action has been taken to improve Fund performance by implementing a change in portfolio management and the Adviser committed to further address performance concerns.

         The Adviser further addressed those concerns by recommending the engagement of Acadian as the Fund's sub-adviser. On November 10, 2004, in reaching a decision to engage Acadian as the Fund's sub-adviser, the Board, including a majority of the Independent Trustees, considered the performance of the Fund for the latest one-, three-, and five-year periods. The Board considered the performance of a peer group of other international accounts with strategies comparable to the proposed investment strategy. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by the proposed Sub-Adviser in managing international equities, the consistency of that process over time, and measures used to address the risks of international equities; (2) the Adviser's view of the reputation of Acadian; (3) the nature and quality of the services to be provided by Acadian; (4) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided; (5) Acadian's track record in managing the risks and volatility inherent in international portfolios; (6) the qualifications of Acadian's personnel, portfolio management capabilities and investment methodologies; (7) Acadian's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) Acadian's financial condition; (9) the costs for the services to be provided by Acadian and the fact that these costs will be paid by the Adviser and not directly by the Fund; (10) the consistency in investment style and portfolio turnover rates experienced over time by other international portfolios managed by Acadian; (11) the appropriateness of the selection of Acadian and the employment of the proposed investment strategy in light of the Fund's investment objective and its current and prospective investor base; and (12) Acadian's Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.


         During the course of its deliberations, the Board reached the following conclusions regarding Acadian and the proposed Sub-Advisory Agreement, among others: (1) Acadian is qualified to manage the Fund's assets in accordance with its investment objective and the proposed investment strategy; (2) the proposed investment strategy is appropriate for pursuing maximum long-term capital appreciation through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Fund;
(3) the proposed investment strategy would not materially affect the current risk profile of the Fund; (4) Acadian is expected to execute the proposed investment strategy consistently over time; (5) Acadian has sufficient financial resources available to it to fulfill its commitments to the Fund under the proposed Sub-Advisory Agreement; (6) Acadian is expected to diversify the Fund's portfolio as part of a risk control strategy; (7) Acadian is likely to manage the assets with a portfolio turnover rate that is relatively low for an international fund; and (8) the compensation to be paid by the Adviser under the proposed Sub-Advisory Agreement is fair in relation to the services to be provided by Acadian.



      Each Investment Management Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).



                             INVESTMENT ADVISER FEES



      The Investment Adviser bears the expense of providing its services, and pays the fees of the Sub-Adviser. For its services, each Fund pays the Investment Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:



FUND                            ANNUAL INVESTMENT ADVISER FEE
Emerging Countries              1.25% of the Fund's average daily net assets

Foreign 1.00% of the Fund's average daily net assets up to $500 million and
                                0.90% of the Fund's average daily net assets in excess of $500 million.

Global Equity Dividend          0.70% of the Fund's average daily net assets

Global Real Estate              1.00% of the first $250 million of the Fund's
                                average daily net assets, 0.90% of the next $250
                                million of the Fund's average daily net assets,
                                and 0.80% of the Fund's

FUND                            ANNUAL INVESTMENT ADVISER FEE
                                average daily net assets in excess of $500 million

International                   1.00% of the Fund's average daily net assets

International SmallCap          1.00% of the first $500 million of the Fund's
                                average daily net assets, 0.90% of the next $500
                                million of the Fund's average daily net assets,
                                and 0.85% of the Fund's average daily net assets
                                in excess of $1 billion

International Value             1.00% of the Fund's average daily net assets

Precious Metals                 1.00% of the Fund's average daily net assets up
                                to $50 million and

                                0.75% of the Fund's average daily net assets in excess of $50 million

Russia                          1.25% of the Fund's average daily net assets

Global value Choice             1.00% of the first $250 million of the Fund's
                                average daily net assets, 0.90% of the next $250
                                million of the Fund's average daily net assets,
                                and 0.80% of the next $500 million of the Fund's
                                average daily net assets of the Fund's average
                                daily net assets; and 0.75% of the Fund's
                                average daily net assets in excess of $1 billion


                            TOTAL ADVISORY FEES PAID

         The following charts set forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years:


                                          OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
                FUND                          2004                2003               2002
---------------------------------------------------------------------------------------------
Emerging Countries                                            $ 1,361,309        $ 1,620,152
Foreign (1)                                                   $    17,306                N/A
Global Equity Dividend (2)                                    $     3,552                N/A
Global Real Estate                                            $   328,575        $   276,570(3)
International                                                 $   810,521        $   583,867
International SmallCap                                        $ 2,988,646        $ 3,749,882
International Value                                           $27,273,090        $29,848,739
Precious Metals                                               $   752,719        $   692,736
Russia                                                        $ 1,497,490        $ 1,148,497
Global Value Choice                                           $ 1,541,226        $ 2,596,016


----------


(1)   The Foreign Fund commenced operations on July 1, 2003.



(2)   The Global Equity Dividend Fund commenced operations on September 17,
      2003.



(3)   Reflects eleven month period from November 5, 2001 to October 31, 2002.

                             SUB-ADVISORY AGREEMENTS


      The Investment Management Agreements for each of the Funds provides that the Investment Adviser, with the approval of a Trust's Board, may select and employ investment advisers to serve as Sub-Advisers for any of the Funds, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under each Investment Management Agreement, including all fees payable to the Sub-Advisers and executive salaries and expenses of the Trustees and officers of a Trust who are employees of the Investment Adviser or its affiliates. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.



      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the ING Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value "NAV"; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.



      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Trustees, on behalf of a Fund, or the shareholders of such Fund upon written notice. Otherwise, after an initial term of two years, the Sub-Advisory Agreements will remain in effect for from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.



      On May 24, 2004, the SEC issued an Exemptive Relief Order permitting the Investment Adviser to enter into new investment sub-advisory contracts on behalf of the Global Equity Dividend, Emerging Countries, Foregin, International SmallCap and Global Value Choice Funds ("Portfolio Management Agreements") and to make material changes on behalf of Global Equity Dividend, Emerging Countries, Foregin, International SmallCap and Global Value Choice Funds (collectively, "Manager-of-Manager Funds") to Portfolio Management Agreements with the approval of the Board, but without shareholder approval. Shareholders of Emerging Countries, Global Value Choice and International SmallCap Funds approved this "manager-of-manager" agrangment on January 25, 2005 (Global Value Choice Fund) and February 15, 2005 (Emerging Countries and International SmallCap Funds).This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers on behalf of the Manager-of-Manager Funds. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to the the Manager-of-Manager Funds, including overall supervisory responsibility for the general management and investment of the Manager-of-Manager Funds' assets, and, subject to the review and approval of the Board, will among other things: (i) set the Manager-of-Manager Funds' overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Manager-of-Manager Funds' assets; (iii) when appropriate, allocate and reallocate the Manager-of-Manager Funds' assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Manager-of-Manager Funds' investment objectives, policies, and restrictions.



      Pursuant to a Sub-Advisory Agreement dated August 1, 2003 between the Investment Adviser and ING IM, ING IM acts as Sub-Adviser to International Fund and Precious Metals Fund. In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds, manages each Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING IM's address is 230 Park Avenue, New York, NY 10169. ING IM is an affiliate of the Investment Adviser and an indirect wholly owned subsidiary of ING Groep N.V.



      Pursuant to a Sub-Advisory Agreement dated May 28, 2003 between the Investment Adviser and JBIM, JBIM acts as Sub-Adviser to Foreign Fund. In this capacity, JBIM, on behalf of the Fund, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. JBIM's address is 330 Madison Avenue, New York, NY 10017.



      Pursuant to a Sub-Advisory Agreements dated January 30, 2002 (International Value Fund) and dated March 1, 2005 (Emerging Countries Fund) between the Investment Adviser and Brandes, Brandes acts as Sub-Adviser to International Value Fund and Emerging Countries Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds,manages each Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes' address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.



      Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between the Investment Adviser and Acadian, Acadian acts as Sub-Adviser to International SmallCap Fund. In this capacity, Acadian, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Acadian's address is 10 Post Office Square, Boston, MA 02109



      Pursuant to a Sub-Advisory Agreement dated December 5, 2002 (Russia Fund) and September 2, 2003 (Global Equity Dividend Fund) between the Investment Adviser and IIMA, IIMA serves as Sub-Adviser to the Global Equity Dividend Fund and Russia Fund. In this capacity, IIMA, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Fund's investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Located at Prinses Beatrixlaan 15, 2595 AK, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.



      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and INGCRES dated September 23, 2002, INGCRES serves as Sub-Adviser to the Global Real Estate Fund. In this capacity, INGCRES, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, INGCRES is in the business of providing investment advice to institutional and individual clients. INGCRES is an indirect wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments.



      Pursuant to a Sub-Advisory Agreement dated February 1, 2005 between the Investment Adviser and NWQ, NWQ acts as Sub-Adviser to Global Value Choice Fund. In this capacity, NWQ, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with its investment objectives and executes the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. The principal address of NWQ is 2049 Century Park East, 4th Floor, Los Angeles, California 90067. NWQ is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.



      As compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:



FUND                                  ANNUAL SUB-ADVISORY FEE
Emerging Countries                    0.70% of the Fund's averaged daily net assets

Foreign                               0.45% of the first $500 million of the Fund's
                                      average daily net assets, 0.40% of the Fund's
                                      average daily net assets thereafter

Global Equity Dividend                0.20% of the Fund's average daily net assets

Global Real Estate                    0.50% of the first $250 million of the Fund's
                                      average daily net assets, 0.45% of the next
                                      $250 million of the Fund's average daily net
                                      assets; and 0.40% of the Fund's average daily net
                                      assets thereafter

International                         0.4500% of the Fund's average daily net assets

International SmallCap                0.55% of the first $140 million of the Fund's
                                      average daily net assets,
                                      0.46% of the next $860 million of the Fund's
                                      average daily net assets, and
                                      0.425% of the Fund's average daily net assets
                                      in excess of $1 billion

International Value                   0.50% of the Fund's average daily net assets

Precious Metals                       0.4500% of the first $50 million of the Fund's
                                      average daily net assets and
                                      0.3375% of the Fund's average daily net assets
                                      in excess of $50 million

Russia                                0.60% of the Fund's average daily net assets

Global Value Advantage                0.40% of the value of the Fund's average daily
                                      net assets transitioned to NWQ; 0.60% of the
                                      value of the Fund's average daily net assets in
                                      excess of the transitioned amount.



      Former Sub-Adviser for Emerging Countries Fund. ING Investment Management Advisors B.V. ("IIMA") served as Sub-Adviser to Emerging Countries Fund through March 1, 2005. For the fiscal year ended October 31, 2004, the Investment Adviser paid sub-advisory fees of $_______.



      Former Sub-Adviser for Global Value Choice Fund. ING Investment Management Co. ("INGIM") served as Sub-Adviser to Global Value Choice Fund through February 1, 2005. For the fiscal year ended October 31, 2004, the Investment Adviser paid sub-advisory fees of $_______.



      Former Sub-Adviser for International SmallCap Fund served as Sub-Adviser to Emerging Countries Fund through March 1, 2005. Nicholas-Applegate Capital Management served as Sub-Adviser to International SmallCap Fund through March 1, 2005. For the fiscal year ended October 31, 2004, the Investment Adviser paid sub-advisory fees of $___________.



TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER DURING THE FISCAL YEAR
ENDED:



                                      OCTOBER 31
----------------------------------------------------------------------------------
                FUND                      2004             2003           2002
----------------------------------------------------------------------------------
Emerging Countries (1)                                 $   566,701              -
Foreign (2)                                            $     7,788            N/A
Global Equity Dividend (3)                             $       307            N/A
Global Real Estate                                     $   164,288    $   138,285(4)
International                                          $   104,879              -
International SmallCap                                 $ 1,509,323    $ 1,874,941
International Value                                    $13,636,545    $14,924,369
Precious Metals                                        $    94,461              -
Russia (1)                                             $   670,741              -
Global Value Choice                                    $   168,884              -



(1) IIMA, the Fund's former Sub-Adviser, did not become sub-adviser to the Emerging Countries Fund and the Russia Funds until December 5, 2002 and, therefore, the Investment Adviser paid no sub-advisory fees during the fiscal year ended October 31, 2002.



(2)   The Foreign Fund commenced operations on July 1, 2003.



(3)   The Global Equity Dividend Fund commenced operations on September 17,
      2003.



(4)   Reflects eleven month period from November 5, 2001 to October 31, 2002.



                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES



      Each Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.



      In addition, each Fund posts its complete portfolio holdings schedule on ING's website monthly, and is made available on the first day of each month. The complete portfolio holdings schedule is as of the last day of the month preceding the previous month (i.e., a Fund will post June 30 holdings on August
1).



      Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.



      Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual reports, or view on ING's website, a Fund's complete portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.



      Other than in regulatory filings or on ING's website, a Fund may provide its complete portfolio holdings to certain third parties and affiliates when a Fund has a legitimate business purpose for doing so. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:



      -     To the Fund's auditors for use in providing audit opinions;



      - To financial printers for the purpose of preparing Fund regulatory filings;



      -     For the purpose of due diligence regarding a merger or acquisition;



      - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;



      -     To rating agencies for use in developing a rating for the Fund;

      - To consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund;



      - To service providers, such as proxy-voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;



      - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;



      - To certain third parties, on a weekly basis, that have financed a Fund's Class B shares; or



      - To an affiliated insurance company for the purpose of hedging risks that are assumed pursuant to guarantees provided under variable annuity contracts and variable life insurance policies that are issued by such company.



      In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.



      The Funds' Board has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the senior officers of a Fund's administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Funds' administrator reports quarterly to the Board regarding the implementation of such policies and procedures.



      Each Fund has the following ongoing arrangements with certain third parties to provide a Fund's full portfolio holdings:



TABLE TO BE ADDED



      All of the arrangements in the table above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. Each Fund does not receive any compensation or other consideration from any party with respect to the release of its portfolio holdings.


                             PROXY VOTING PROCEDURES


      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Investment Adviser, the Board has also approved the Investment Adviser's proxy procedures, which require the Investment Adviser to vote proxies in accordance with a Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Funds' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the Investment Adviser, is attached hereto as Appendix A. No later than August 31, 2004 of each year, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th is available through the Funds' website (WWW.INGFUNDS.COM) or by accessing the SEC's EDGAR database (WWW.SEC.GOV).

                                 ADMINISTRATION


      ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for each of the Funds, pursuant to the Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the Sub-Adviser under the Sub-Advisory Agreements, the custodian for each of the Funds under the Custodian Agreement, the transfer agent for each of the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that each of the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of a Fund. The Administrator is an affiliate of the Investment Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.



      Prior to March 1, 2002, ING Funds Services served as Shareholder Services Agent for the Emerging Countries Fund, International SmallCap Fund and Global Value Advantage Fund pursuant to a shareholder services agreement. Under the terms of the Agreement, ING Funds Services agreed to: (1) review, respond and process correspondence from former or existing shareholder accounts; and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholders and maintain prior recordkeeping regarding such calls and responses. The Agreement did not provide for any services required to be provided by a registered broker-dealer or registered transfer agent.

                         TOTAL ADMINISTRATIVE FEES PAID



                                      OCTOBER 31
                               -----------------------------------
        FUND                   2004         2003         2002
        ----                   ----         ----         ----
Emerging Countries                       $  108,905          N/A
Foreign(1)                               $    1,731          N/A
Global Equity Dividend(2)                $      507          N/A
Global Real Estate                       $   32,857   $   27,657(3)
International                            $   81,052   $   58,387
International SmallCap                   $  298,865          N/A
International Value                      $4,285,739   $4,425,713
Precious Metals                          $   83,696   $   75,698
Russia                                   $  119,799   $   91,880
Global Value Choice                      $  154,123          N/A


------------------------
(1)   Commenced operations on July 1, 2003.

(2)   Commenced operations on September 17, 2003.


(3)   For the eleven month period from November 5, 2001 to October 31, 2002.

                      TOTAL SHAREHOLDER SERVICE FEES PAID


                        OCTOBER 31
        FUND             2002(1)
        ----             -------
Global Value Choice      $160,919
International SmallCap   $255,591
Emerging Countries       $ 87,417


------------------------
(1)   The agreement was terminated effective March 1, 2002.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with each Fund except International Value Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:


        FUND             CLASS A    CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
        ----             -------    -------   -------   -------   -------   -------
Emerging Countries        2.10%      2.85%     2.85%      N/A      2.60%     2.15%
Foreign (1)               1.95%      2.70%     2.70%     1.60%      N/A      1.85%
Global Equity Dividend    1.40%      2.15%     2.15%     1.15%      N/A       N/A
Global Real Estate        1.75%      2.50%     2.50%     1.50%      N/A      1.75%
International (2)         2.75%      3.50%     3.50%     2.50%      N/A      2.75%
International SmallCap    1.95%      2.60%     2.60%      N/A       N/A      1.85%
Precious Metals           2.75%       N/A       N/A       N/A       N/A       N/A
Russia                    3.35%      4.10%      N/A       N/A       N/A       N/A
Global Value Choice        N/A        N/A       N/A       N/A       N/A      1.75%


------------------------


(1) Pursuant to a side agreement dated November 1, 2004, ING Investments has lowered the contractual expense limits for Foreign Fund through at least October 31, 2005. The expense limits for the Foreign Fund are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after October 31, 2005 ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.



(2) Pursuant to a side agreement dated November 1, 2004, ING Investments has lowered the contractual expense limits for International Fund through at least October 31, 2005. The expense limits for the International Fund are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q,
      respectively. If, after October 31, 2005 ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.



      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


      The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.


                                   DISTRIBUTOR



      Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or "Distributor") pursuant to Underwriting Agreements between each Trust and the Distributor on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act"). After an initial term, each Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Groep N.V.



      The Investment Adviser or its respective affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.



      For the fiscal year ended October 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:



                             Class A
                              Sales
                             Charges      Class A Sales     Class B      Class C      Class M Sales     Class M Sales
                             Before       Charges After    Deferred     Deferred     Charges Before     Charges After
                           Dealer Re-      Dealer Re-        Sales        Sales        Dealer Re-         Dealer Re-
        Fund                Allowance       Allowance       Charges      Charges        Allowance          Allowance
        ----                ---------       ---------       -------      -------        ---------          ---------

Emerging Countries              $               $              $            $               $                 $
Foreign                                                                                    N/A               N/A
Global Equity Dividend                                                                     N/A               N/A
Global Real Estate                                                                         N/A               N/A
International                                                                              N/A               N/A
International SmallCap                                                                     N/A               N/A
International Value                                                                        N/A               N/A
Precious Metals                                                                            N/A               N/A
Russia                                                                                     N/A               N/A
Global Value Choice                                                                        N/A               N/A


      For the fiscal year ended October 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                   Class A
                                    Sales
                                   Charges       Class A Sales     Class B      Class C    Class M Sales   Class M Sales
                                    Before       Charges After    Deferred     Deferred   Charges Before   Charges After
                                  Dealer Re-       Dealer Re-       Sales        Sales      Dealer Re-       Dealer Re-
        Fund                      Allowance        Allowance       Charges      Charges      Allowance       Allowance
        ----                      ---------        ---------       -------      -------      ---------       ---------
Emerging Countries               $   19,597       $    2,555        $    0     $  9,239       $1,651           $236
Foreign (1)                      $   69,601       $    9,074        $    0     $    530          N/A            N/A
Global Equity Dividend (2)       $    1,455       $      190        $    0            0          N/A            N/A
Global Real Estate               $    9,503       $    1,239        $    0            0          N/A            N/A
International                    $   71,849       $    9,368        $    0     $  2,374          N/A            N/A
International SmallCap           $  106,043       $   13,826        $    0     $ 19,327          N/A            N/A
International Value              $    8,391       $    1,094        $    0     $ 74,303          N/A            N/A
Precious Metals                  $  210,718       $   27,473           N/A          N/A          N/A            N/A
Russia                           $1,561,108       $  203,533           N/A          N/A          N/A            N/A
Global Value Choice              $    8,970       $    1,170        $    0     $ 14,916          N/A            N/A


------------------------
(1)   The Foreign Fund commenced operations on July 1, 2003.

(2)   The Global Equity Dividend Fund commenced operations on September 17,
      2003.


      For the fiscal year ended October 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:



                               Class A
                                Sales
                               Charges      Class A Sales      Class B     Class C      Class M Sales     Class M Sales
                               Before       Charges After     Deferred     Deferred     Charges Before     Charges After
                             Dealer Re-       Dealer Re-       Sales        Sales        Dealer Re-         Dealer Re-
        Fund                 Allowance        Allowance       Charges      Charges        Allowance         Allowance
        ----                 ---------        ---------       -------      -------        ---------         ---------
Emerging Countries           $   23,815       $    3,105       $     0     $   5,021       $ 1,620            $  347
Foreign (1)                         N/A              N/A           N/A           N/A           N/A               N/A
Global Real Estate           $    2,608       $      340       $     0     $                   N/A               N/A
Global Equity Dividend (1)          N/A              N/A           N/A           N/A           N/A               N/A
International                $   68,976       $    8,993       $     0     $   1,067           N/A               N/A
International SmallCap       $  303,602       $   39,583       $     0     $  14,134           N/A               N/A
International Value          $2,400,158       $  312,928       $     0     $ 144,546           N/A               N/A
Precious Metals              $  216,739       $   28,258           N/A           N/A           N/A               N/A
Russia                       $1,441,929       $  187,996           N/A           N/A           N/A               N/A
Global Value Choice          $   34,852       $    4,544       $     0     $  17,202           N/A               N/A


------------------------
(1) As of October 31, 2002, Foreign Fund and Global Equity Dividend Fund had not yet commenced operations.


      The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds' or an affiliated person of that affiliated person, directly or indirectly, from the Funds' during the Funds' most recent fiscal year:



                 Name of      Net Underwriting    Compensation on
                Principal      Discounts and      Redemptions and     Brokerage         Other
  Fund         Underwriter      Commissions         Repurchases      Commissions     Compensation
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------
-----------    -----------      -----------         -----------      -----------     ------------

                                RULE 12B-1 PLANS



      Each Trust has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to the institutional class (Class I).



                                   FEES BASED ON AVERAGE DAILY NET ASSETS
                            ------------------------------------------------------
        FUND                CLASS A     CLASS B    CLASS C    CLASS M      CLASS Q
        ----                -------     -------    -------    -------      -------
Emerging Countries (1)       0.35%       1.00%       1.00%       0.75%      0.25%
Foreign                      0.25%       1.00%       1.00%        N/A       0.25%
Global Equity Dividend       0.25%       1.00%       1.00%        N/A       0.25%
Global Real Estate           0.25%       1.00%       1.00%        N/A        N/A
International                0.25%       1.00%       1.00%        N/A       0.25%
International SmallCap       0.35%       1.00%       1.00%        N/A       0.25%
International Value          0.30%       1.00%       1.00%        N/A       0.25%
Precious Metals              0.25%        N/A         N/A         N/A        N/A
Russia                       0.25%        N/A         N/A         N/A        N/A
Global Value Choice           N/A         N/A         N/A         N/A       0.25%
Russia                       0.25         N/A         N/A         N/A        N/A



(1) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of ING Emerging Countries Fund for the period from January 1, 2005 through December 31, 2005.



      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of each of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.



      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C and 0.65% for Class M. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares and in the 1st month following a purchase of Class M shares. The Distributor may, in its discretion, pay such financial intermediately 12b-1 fees prior to the 13th month following the purchase of Class A, Class B or Class C shares. In addition, a 0.25% fee may be paid on Class Q shares.



      With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


      The Rule 12b-1 Plans have been approved by the Board of each Fund, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


      In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.


      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.


      The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plan and Shareholder Services Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.



      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the ING Funds for the fiscal period ended October 31, 2004 were as follows:



        DISTRIBUTION EXPENSES             CLASS A      CLASS B       CLASS C     CLASS I    CLASS M     CLASS Q
        ---------------------             -------      -------       -------     -------    -------     -------
EMERGING COUNTRIES FUND
Advertising ..........................                                             N/A
Printing .............................                                             N/A
Salaries & Commissions ...............                                             N/A
Broker Servicing .....................                                             N/A
Miscellaneous ........................                                             N/A
TOTAL ................................                                             N/A

        DISTRIBUTION EXPENSES             CLASS A      CLASS B       CLASS C     CLASS I    CLASS M     CLASS Q
        ---------------------             -------      -------       -------     -------    -------     -------
FOREIGN FUND
Advertising ..........................                                                        N/A
Printing .............................                                                        N/A
Salaries & Commissions ...............                                                        N/A
Broker Servicing .....................                                                        N/A
Miscellaneous ........................                                                        N/A
TOTAL                                                                                         N/A

GLOBAL EQUITY DIVIDEND FUND
Advertising ..........................                                                        N/A         N/A
Printing .............................                                                        N/A         N/A
Salaries & Commissions ...............                                                        N/A         N/A
Broker Servicing .....................                                                        N/A         N/A
Miscellaneous ........................                                                        N/A         N/A
TOTAL                                                                                         N/A         N/A

GLOBAL REAL ESTATE FUND
Advertising ..........................                                                        N/A
Printing .............................                                                        N/A
Salaries & Commissions ...............                                                        N/A
Broker Servicing .....................                                                        N/A
Miscellaneous ........................                                                        N/A
TOTAL ................................                                                        N/A

INTERNATIONAL FUND
Advertising ..........................                                                        N/A
Printing .............................                                                        N/A
Salaries & Commissions ...............                                                        N/A
Broker Servicing .....................                                                        N/A
Miscellaneous ........................                                                        N/A
TOTAL ................................                                                        N/A

INTERNATIONAL SMALLCAP FUND
Advertising ..........................                                             N/A        N/A
Printing .............................                                             N/A        N/A
Salaries & Commissions ...............                                             N/A        N/A
Broker Servicing .....................                                             N/A        N/A
Miscellaneous ........................                                             N/A        N/A
TOTAL ................................                                             N/A        N/A

INTERNATIONAL VALUE FUND
Advertising ..........................                                                        N/A
Printing .............................                                                        N/A
Salaries & Commissions ...............                                                        N/A
Broker Servicing .....................                                                        N/A

        DISTRIBUTION EXPENSES             CLASS A      CLASS B       CLASS C     CLASS I    CLASS M     CLASS Q
        ---------------------             -------      -------       -------     -------    -------     -------
Miscellaneous ........................                                                        N/A
TOTAL ................................                                                        N/A

PRECIOUS METALS FUND
Advertising ..........................                   N/A           N/A         N/A        N/A         N/A
Printing .............................                   N/A           N/A         N/A        N/A         N/A
Salaries & Commissions ...............                   N/A           N/A         N/A        N/A         N/A
Broker Servicing .....................                   N/A           N/A         N/A        N/A         N/A
Miscellaneous ........................                   N/A           N/A         N/A        N/A         N/A
TOTAL ................................                   N/A           N/A         N/A        N/A         N/A

RUSSIA FUND
Advertising ..........................                   N/A           N/A         N/A        N/A         N/A
Printing .............................                   N/A           N/A         N/A        N/A         N/A
Salaries & Commissions ...............                   N/A           N/A         N/A        N/A         N/A
Broker Servicing .....................                   N/A           N/A         N/A        N/A         N/A
Miscellaneous ........................                   N/A           N/A         N/A        N/A         N/A
TOTAL ................................                   N/A           N/A         N/A        N/A         N/A

[GLOBAL VALUE ADVANTAGE] FUND
Advertising ..........................                                             N/A        N/A
Printing .............................                                             N/A        N/A
Salaries & Commissions ...............                                             N/A        N/A
Broker Servicing .....................                                             N/A        N/A
Miscellaneous ........................                                             N/A        N/A
TOTAL ................................                                             N/A        N/A



      In addition to paying fees under the Funds' respective Rule 12b-1 or Shareholder Services Plan, the Funds may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Investment Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Funds to intermediaries may take two forms:
(1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401(k) sub-accounting services, networking fees, and omnibus account servicing fees.



      The Funds' Investment Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Funds, including Fund affiliates. These amounts would be in addition to the distribution or shareholder services payments made by the Funds under the Rule 12b-1 Plans and are in addition to trails and commissions. The payments made under these arrangements are paid out of the Investment Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.



      Compensation paid by the Investment Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding one or more of the Funds or other funds managed by the Investment Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.20% per annum of the value of the ING Funds' shares held by the dealer's customers.



      Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.


SHAREHOLDER SERVICES REPRESENTATIVE


         ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Services Representative for each of the Funds. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.


OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.


                               PORTFOLIO TURNOVER



      A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.



                                 CODE OF ETHICS



      The Funds, the Investment Adviser, the Sub-Advisers and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds' shares. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to erport all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.


             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

      Each Fund except Global Real Estate Fund, Precious Metals Fund, and Russia Fund, is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Non-Diversified Investment Companies. Global Real Estate Fund, Precious Metals Fund, and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

      Concentration. Global Real Estate Fund, Precious Metals Fund and Russia Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS


      The table on the following pages identifies various securities and investment techniques used by ING Investments, and Sub-Advisers where applicable, in managing the ING Funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Funds fundamental investment restrictions for further information.

                                                                GLOBAL  GLOBAL
                                                     EMERGING   EQUITY   REAL                          INT.   PRECIOUS        GLOBAL
                                       INTERNATIONAL COUNTRIES DIVIDEND ESTATE INTERNATIONAL FOREIGN SMALLCAP  METALS  RUSSIA  VALUE
          INVESTMENTS                   VALUE FUND     FUND      FUND    FUND       FUND      FUND     FUND     FUND    FUND  CHOICE
          -----------                   ----------     ----      ----    ----       ----      ----     ----     ----    ----  ------
EQUITY INVESTMENTS(1)
  Common Stock                               X           X         X       X         X          X       X        X        X      X
  Convertible Securities                     X           X         X       X         X          X       X        X        X      X
  Preferred Stock                            X           X         X       X         X          X       X        X        X      X
  Synthetic Convertible Securities(2)        X           X         X       X         X          X       X        X        X      X
FOREIGN INVESTMENTS(3)
  ADRs / EDRs                                X           X         X       X         X          X       X        X        X      X
  Foreign & Emerging Market Securities       X           X         X       X         X          X       X        X        X      X
  Eurodollar & Yankee Dollar                 X           X         X       X         X          X       X        X        X      X
    Instruments
  Foreign Mortgage Related Securities                    X                           X                  X        X               X
  Eurodollar Convertible Securities          X           X         X       X         X          X       X        X        X      X
  Foreign Bank Obligations(4)                X           X         X       X         X          X       X        X        X      X
  Foreign Currency Exchange                  X           X         X       X         X          X       X        X        X      X
    Transactions
  International Debt Securities              X           X         X       X         X          X       X        X        X      X
  Securities of Foreign Issuers              X           X         X       X         X          X       X        X        X      X
  Sovereign Debt Securities                  X           X         X       X         X          X       X        X        X      X
  Supranational Agencies(5)                                                          X                           X
FIXED INCOME INVESTMENTS(6)
  ARMs                                       X           X         X       X         X          X       X        X        X      X


(1) Each Fund may invest in common stock, convertible securities, and other equity securities according to the investment strategy contained in the prospectus. That investment strategy may be modified by the Fund's fundamental investment restrictions. The fundamental investment restrictions for each Fund follow this "Supplemented Description of Fund Investments and Risks."

(2) Illiquid securities limit is 15% of a Fund's net assets. The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

(3) No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.

(4) The Global Real Estate Fund will limit investment to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.


(5) International and Precious Metal Funds may invest up to 10% of their net assets in securities of supranational agencies.



(6) With respect to the International Fund, when the Fund's portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities. With respect to the Global Real Estate Fund's fundamental restrictions, the quality of fixed income securities the Fund may purchase are limited.

                                                                GLOBAL  GLOBAL
                                                     EMERGING   EQUITY   REAL                          INT.   PRECIOUS        GLOBAL
                                       INTERNATIONAL COUNTRIES DIVIDEND ESTATE INTERNATIONAL FOREIGN SMALLCAP  METALS  RUSSIA  VALUE
          INVESTMENTS                   VALUE FUND     FUND      FUND    FUND       FUND      FUND     FUND     FUND    FUND  CHOICE
          -----------                   ----------     ----      ----    ----       ----      ----     ----     ----    ----  ------
  Corporate Debt Securities(7)               X           X         X       X         X          X       X        X        X      X
  Floating or Variable Rate                  X           X         X       X         X          X       X        X        X      X
    Instruments
  GNMA Certificates                          X           X         X       X         X          X       X        X        X      X
  GICs                                                             X       X         X                           X
  High Yield Securities                                  X         X                            X                X        X
  Mortgage Related Securities(8)             X           X         X       X         X          X       X        X        X      X
  Municipals                                             X         X       X         X                  X        X               X
  Short-Term Investments                     X           X         X       X         X          X       X        X        X      X
  Savings Association Obligations                                                    X                           X
  Municipal Lease Obligations                                                        X                           X
  Subordinated Mortgage Securities           X           X         X       X         X          X       X        X        X      X
  Tax Exempt Industrial Development                                                  X                           X
    Bonds & Pollution Control Bonds
  U.S. Government Securities(9)              X           X         X       X         X          X       X        X        X      X
OTHER INVESTMENTS
  Asset Backed Securities                    X           X         X       X         X          X       X        X        X      X
  Banking Industry Obligations(10)           X           X         X       X         X          X       X        X        X      X
  Credit Linked Notes                                                                X                           X
  Government Trust Certificates                                                      X                           X



(7)  See restrictions in asset descriptions below.



(8) International Value Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Investment Adviser believes that such investments are consistent with the Fund's investment objective.



(9) The Global Real Estate Fund may invest in, but will not actively trade, STRIPS.



(10) Investments in fixed time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of net assets of a Fund.

                                                                GLOBAL  GLOBAL
                                                     EMERGING   EQUITY   REAL                          INT.   PRECIOUS        GLOBAL
                                       INTERNATIONAL COUNTRIES DIVIDEND ESTATE INTERNATIONAL FOREIGN SMALLCAP  METALS  RUSSIA  VALUE
          INVESTMENTS                   VALUE FUND     FUND      FUND    FUND       FUND      FUND     FUND     FUND    FUND  CHOICE
          -----------                   ----------     ----      ----    ----       ----      ----     ----     ----    ----  ------
  Derivatives(11) (12)                       X           X         X       X         X          X       X        X        X      X
    Dealer Options                           X           X         X       X         X          X       X        X        X      X
    Financial Futures Contracts &            X           X         X       X         X          X       X        X        X      X
      Related Options(13)
    Foreign Currency Futures                 X           X         X       X         X          X       X        X        X      X
      Contracts(14)
    Forward Currency Contracts               X           X         X       X         X          X       X        X        X      X
    Forward Foreign Currency Contracts       X           X         X       X         X          X       X        X        X      X
    Index-, Currency-, and                   X           X         X       X         X          X       X        X        X      X
  Equity-Linked Debt Securities
    Index Warrants                           X           X         X       X         X          X       X        X        X      X
    Options on Futures                       X           X         X       X         X          X       X                        X
    Over the Counter Options                 X           X         X       X         X          X       X        X        X      X
    Put and Call Options                     X           X         X       X         X          X       X        X        X      X
    Stock Index Options(15)                  X           X         X       X         X          X       X        X        X      X
    Straddles                                X           X         X       X         X          X       X        X        X      X
    Warrants(16)                             X           X         X       X         X          X       X        X        X      X



(11) Illiquid securities limit is 15% of a Fund's net assets.



(12) May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of a Fund's asset may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund's assets. The International SmallCap and Global Value Advantage Funds may write covered call options and purchase put and call options on securities and stock indices for hedging purposes. The Precious Metals Fund may purchase put options on stocks and currencies, and may purchase put and call options on stock indices. The Russia Fund may purchase put and call options on securities, stocks indices, and currencies; may write put options on a covered basis; and may write call options on securities held by the Fund or which the Fund as the right to acquire without additional consideration. The Russia Fund will not enter into options transactions on securities, stock indices, currencies, or futures if the sum of the initial margin deposits and premiums exceeds 5% of total assets. The Russia Fund will not enter into options in excess of 25% of the Fund's total assets. The International Value Fund may only write call options if they are covered. The Global Real Estate Fund may purchase put and call options on securities and write covered put and call options on securities. The Global Real Estate Fund may also purchase and write spread options. The Global Real Estate Fund will purchase and write options only if a secondary market exists on an exchange or over-the-counter. The International Fund may (i) purchase put options on securities and currencies, (ii) purchase put and call options on stock indices, and (iii) write call options on securities owned by the Fund or which the Fund has the right to acquire without additional consideration. The Fund will limit the writing of call options so that such transactions do not exceed 5% of Fund assets. The Fund will not purchase put and call options written by others and will not write put options.



(13) The Global Real Estate Fund may purchase and sell interest rate futures contracts as a hedge against changes in the interest rate.



(14) These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



(15) The Global Real Estate Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes.



(16) Limited to 5% of net assets for the International SmallCap Growth, Emerging Countries and Global Value Choice Funds. International Core Equity is limited to 5% of net assets for unlisted warrants, and 10% of net assets for listed warrants.

                                                                GLOBAL  GLOBAL
                                                     EMERGING   EQUITY   REAL                          INT.   PRECIOUS        GLOBAL
                                       INTERNATIONAL COUNTRIES DIVIDEND ESTATE INTERNATIONAL FOREIGN SMALLCAP  METALS  RUSSIA  VALUE
          INVESTMENTS                   VALUE FUND     FUND      FUND    FUND       FUND      FUND     FUND     FUND    FUND  CHOICE
          -----------                   ----------     ----      ----    ----       ----      ----     ----     ----    ----  ------
Gold & Other Precious Metals(17)                                 X                            X                X
IPOs                                       X           X         X       X         X          X       X        X        X      X
Loan Participation Agreements(18)          X           X         X       X         X          X       X        X        X      X
Other Investment Companies(19)             X           X         X       X         X          X       X        X        X      X
Private Funds(20)                          X           X         X       X         X          X       X        X        X      X
Real Estate Securities                     X           X         X       X         X          X       X        X        X      X
Restricted & Illiquid Securities(21)       X           X         X       X         X          X       X        X        X      X
Securities of Companies with Limited
Histories                                  X           X         X       X         X          X       X        X        X      X
TBA Sale Commitments                       X           X         X       X         X          X       X        X        X      X
Zero Coupon and Pay-In-Kind
Securities                                 X           X         X       X         X          X       X        X        X      X
Borrowing(22)                              X           X         X       X         X          X       X        X        X      X
Portfolio Hedging(23)                      X           X         X       X         X          X       X        X        X      X
 Lending of Portfolio Securities(24)       X           X         X       X         X          X       X        X        X      X
Repurchase Agreements(25)                  X           X         X       X         X          X       X        X        X      X



(17) Precious Metals may invest in gold bullion, silver, platinum and other precious metals. The Precious Metal Fund intends to invest less than 50% of its assets directly in precious metals. The Foreign Fund may invest up to 5% of net assets in gold bullion, silver, platinum and other precious metals



(18) Illiquid securities limit is 15% of a Fund's net assets.



(19) See each Fund's Fundamental Investment Restrictions for further information. The Global Real Estate Fund may each invest up to 10% of its total assets in other investment companies; may invest up to 5% of its total assets in any one investment company; and may acquire up to 3% of the outstanding voting securities of any investment company. `Investment Companies' includes U.S. or foreign private limited partnerships and investment funds.



(20) Illiquid securities limit is 15% of a Fund's net assets.



(21) Illiquid securities limit is 15% of a Fund's net assets.



(22) The Russia Fund may each borrow up to 5% of its total assets for temporary emergency purposes and may each borrow for the purpose of leverage, provided that asset coverage of 300% is maintained. The International Value Fund may borrow up to 10% of its total assets for temporary or emergency purposes or the clearance of transactions, provided that the Fund will not make any investments while borrowings in excess of 5% of total assets are outstanding. The Emerging Countries, International SmallCap, and Global Value Choice Funds may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. The Global Real Estate, International and Precious Metals Funds may borrow up to 33 1/3% of its total assets for temporary or emergency purposes or for leverage.



(23) May invest in futures contracts and options on futures contracts for hedging purposes. Generally no more than 25% of a Fund's assets may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund's assets. The Precious Metals Fund and Russia Fund may enter into interest rate futures contracts.



(24) In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (except Emerging Countries, International SmallCap and Global Value Choice Funds which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser.



(25) Precious Metals Fund and International Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Russia Fund, International Fund and Precious Metals Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.



(26) International and Precious Metals Funds may enter into reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets.

                                                                GLOBAL  GLOBAL
                                                     EMERGING   EQUITY   REAL                          INT.   PRECIOUS        GLOBAL
                                       INTERNATIONAL COUNTRIES DIVIDEND ESTATE INTERNATIONAL FOREIGN SMALLCAP  METALS  RUSSIA  VALUE
          INVESTMENTS                   VALUE FUND     FUND      FUND    FUND       FUND      FUND     FUND     FUND    FUND  CHOICE
          -----------                   ----------     ----      ----    ----       ----      ----     ----     ----    ----  ------
Reverse Repurchase Agreements &
Dollar Roll Transactions(26)                 X           X         X       X         X          X       X        X        X      X
Securities, Interest Rate and
Currency Swaps & Swap Options                X           X         X       X         X          X       X        X        X      X
Temporary Defensive and Other Short-
Term Positions                               X           X         X       X         X          X       X        X        X      X
When Issued Securities & Delayed-
Delivery Transactions(27)                    X           X         X       X         X          X       X        X        X      X



(27) The Funds will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives. A Fund (except Precious Metals
     Fund) will not purchase these securities if more than 15% of the Fund's total assets would be segregated to cover such securities.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

      COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for the Funds noted in the chart above as non-diversified or concentrated, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN AND EMERGING MARKET SECURITIES


AMERICAN DEPOSITARY RECEIPTS EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS



      American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


EMERGING MARKETS

      The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN BANK OBLIGATIONS

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code.

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

      The Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with each Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, a Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

SECURITIES OF FOREIGN ISSUERS

      Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

      For the purposes of Russia Fund section of the prospectus, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

      Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

      Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

      As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Restrictions on Foreign Investments

      Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

      Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FIXED INCOME INVESTMENTS

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day

Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include investment grade CORPORATE BONDS, DEBENTURES, NOTES AND OTHER SIMILAR CORPORATE DEBT INSTRUMENTS, INCLUDING CONVERTIBLE SECURITIES. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

GNMA CERTIFICATES

      Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

GUARANTEED INVESTMENT CONTRACTS

      Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

HIGH YIELD SECURITIES

      High yield securities are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

      High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

      Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

      Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds own illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

      Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

MORTGAGE-RELATED SECURITIES


      Mortgage-related securities include U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA, FNMA, and the FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. "See , United States Government Securities" below.



      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.



      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.



      The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.


      Certain Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.


      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.


      Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, certain Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOs

      Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES

      Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.


      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


Risks of Investing in Mortgage-Related Securities

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

SHORT-TERM INVESTMENTS

      The Funds may invest in the following securities and instruments:

      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits may be acquired. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" above. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.


      The Investment Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.


U.S. GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      The Global Equity Dividend Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

      Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

      The non-mortgage-related asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

BANKING INDUSTRY OBLIGATIONS

      Banking industry obligations include certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

CREDIT-LINKED NOTES

      A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for the Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investments.

DERIVATIVES

      Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

      The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

      The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

      Options on Securities and Indexes - The Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board.

      If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series

(type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.


      The Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.


      The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund' immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Risks Associated with Options on Securities and Indexes - There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Foreign Currency Options - The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

      Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      The Fund may invest in futures contracts and options thereon ("futures options") including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      The Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      The Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.



      The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



      When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.


      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


      Limitations on Use of Futures and Futures Options - In general, the Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



      When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis)_ assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.


      When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

      When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund's portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

      The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

      Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


      EXCHANGE-TRADED OPTIONS generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.


      DEALER OPTIONS. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to DEALER OPTIONS. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.


      FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

      The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

      FOREIGN CURRENCY FUTURES CONTRACTS. Foreign currency future contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

FOREIGN CURRENCY OPTIONS.

      A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

      Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

OTC OPTIONS

      Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

PURCHASING OPTIONS

      PURCHASING PUT AND CALL OPTIONS. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in

"Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

STOCK INDEX OPTIONS

      Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the

Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

      A Straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WRITING OPTIONS

      COVERED CALL OPTIONS are considered "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

Risks of Investing in Options on Securities and Indices

      There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES.

      "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Restricted and Illiquid Securities" below.

IPOs

      Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

INVESTMENTS IN GOLD AND OTHER PRECIOUS METALS

      The Precious Metals Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold, silver, and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Fund may also invest in other precious metals, including platinum and palladium. A substantial portion of the Fund's investments will typically be in the securities of foreign issuers.

      Precious Metals Fund is of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

      To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

      It is anticipated that, except for temporary defensive or liquidity purposes, 80% of the Fund's assets will be invested in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

      It is the Investment Adviser's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Precious Metals Fund, in its sole discretion.

      Fluctuations in the Price of Gold and Silver. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

      Potential Effect of Concentration of Source of Supply and Control of Sales. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends in a certain measure on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is partly subject to national economic and political developments.

      Investments in Silver and Gold Bullion. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Fund will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

      International and Domestic Monetary Systems. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

LOAN PARTICIPATION AND ASSIGNMENTS

      A Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When the Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

OTHER INVESTMENT COMPANIES


      An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.






      EXCHANGE-TRADED FUNDS ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are on exchanges and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of the Fund bear their proportionate share of the underlying ETF's fees and expenses.



      HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") - HOLDRs are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.






SENIOR LOANS


      The Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer covenants or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

PRIVATE FUNDS

      Private Funds include U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds are either investment companies for purposes of the 1940 Act or would be but for the exemptions provided in sections 3(C)(1) or 3(C)(7) of the 1940 Act the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the

1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

      Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES

      The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

RESTRICTED AND ILLIQUID SECURITIES

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Trust's Board.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

TO BE ANNOUNCED SALE COMMITMENTS

      To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      The Funds may invest in ZERO COUPON securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      The Funds may also invest in PAY-IN-KIND securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT TECHNIQUES

BORROWING

      The Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.


      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


PORTFOLIO HEDGING

      Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.


      Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's or Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.


      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

      Risks of Hedging Transactions Outside the United States. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

      NON-HEDGING STRATEGIC TRANSACTIONS. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

LENDING OF PORTFOLIO SECURITIES

Loans of portfolio securities earn income for the Funds and are collateralized by cash, cash equivalent or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS

      Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Investment Adviser has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, The Funds may engage in DOLLAR ROLL TRANSACTIONS with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.


      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


      SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements ("swap options").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund's investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

      The Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

      A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

      Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.


      Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.


SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      SECURITIES SWAPS. Securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

      INTEREST AND CURRENCY SWAPS. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

      INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure; one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

      CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

      CAPS AND FLOORS. INTEREST RATE CAPS AND FLOORS AND CURRENCY SWAP CAP TRANSACTIONS. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SHORT SALES

      A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


      In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Emerging Countries Fund, International SmallCap Fund and Global Value Choice Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.


      When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.


                             INVESTMENT RESTRICTIONS


      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

FUNDAMENTAL INVESTMENT RESTRICTIONS - GLOBAL EQUITY DIVIDEND FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      (2) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

      (10) Invest more than 15% of the value of the Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); or

      (11) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      The investment objective and all other investment policies or practices of the Fund are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of dividend paying companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.


      The investment objective of the Fund is a fundamental poilicy. In addition, the Fund may not:


      (1) Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

      (2) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      (3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

      (4) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts; or

      (6) Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (1) Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

      (2) Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company; or

      (3)   Invest more than 15% of its net assets in illiquid securities.


FUNDAMENTAL INVESTMENT RESTRICTIONS -- EMERGING COUNTRIES, INTERNATIONAL SMALLCAP AND [GLOBAL ADVANTAGE] FUNDS


      The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company
Act).


      The investment objective of Emerging Countries and International SmallCap Funds is a fundamental policy. The investment objective of ING Global Value Advantage Fund is not fundamental and may be changed without a shareholder vote. In addition, no Fund may:


      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund (not included in this Prospectus).

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

      (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      (11) Engage in short sales (other than [Global Value Advantage Fund], and International SmallCap Fund), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.


      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 5 and 6 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.


      The International SmallCap Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



      The Emerging Countries Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in at least three countries with with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that:
            (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) Borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

      (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

      (7) Concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (8) Purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present:
            Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or
            (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase the securities of any other investment company, except as permitted under the 1940 Act; or

      (2) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS - FOREIGN FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at a shareholders' meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities

      As a matter of fundamental policy, the Fund, unless otherwise indicated, may not:

      (1) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (2) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

      (3) Invest more than 25% of its assets in any one industry or related group of industries;

      (4) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Underwrite the securities of others;

      (7) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (8) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (9) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);or

      (10) Sell short, except that the Fund may enter into short sales against the box.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

      (2) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets; or

      (3)   Invest more than 15% of its net assets in illiquid securities.


      The investment objective and all other investment policies or practices of the Fund are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.


      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities tied economically to countries outside the United States. The fund has also adopted a policy to provide shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
            (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,

            (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Russia Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the

Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
            (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act. The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities related to precious metals. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Precious Metals Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

FUNDAMENTAL INVESTMENT RESTRICTIONS --GLOBAL REAL ESTATE FUND

      The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board at any time.


      The investment objective of ING Global Real Estate Fund is not fundamental and may be changed without a shareholder vote. The Fund, except as indicated, may not:


      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      (2) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) Global Real Estate Fund will concentrate its investments as described in the Prospectus.

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

      (10) Invest more than 15% of the value of a the Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      Global Real Estate Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

      Global Real Estate Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Fund must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

      The Global Real Estate Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             PORTFOLIO TRANSACTIONS


      Each Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreements, the Investment Adviser or each Sub Adviser determines, subject to the instructions of and review by the Funds' Board, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.



      In placing portfolio transactions, the Investment Adviser or Sub-Advisers will use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable execution available, the Investment Adviser or Sub-Advisers may also take into account the quality of research and related services by executing brokers and make a good faith determination that the broker commissisons paid by the Funds is reasonable in light of the research and other products and services the brokerage provides. The Investment Adviser or Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Advisers to be useful in varying degrees, but of indeterminable value.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") the Investment Adviser or the Sub-Advisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Advisers an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.



      Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").



      While it will continue to be the Funds' general policy to seek first to obtain the most favorable execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Advisers, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by the Funds are not reduced because the Investment Adviser or the Sub-Advisers receives such services. In negotiating commissions with a broker, the Funds may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Advisers to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the client or assist the Investment Adviser in carrying out its responsibilities to the Funds.


      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.


      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.


      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.


      Brokerage commissions paid by the series of ING Mutual Funds for previous fiscal years/periods are as follows:


                                          October 31
                              --------------------------------------
Fund                           2004         2003              2002
--------------------------------------------------------------------
Emerging Countries              $      $  796,451(4)      $1,042,750

Foreign (1)                     $      $   26,735                N/A

Global Equity Dividend (2)      $      $    2,630                N/A

Global Real Estate              $      $  189,969(4)      $  220,063

International                   $      $  351,259(4)      $  501,619

International SmallCap          $      $1,421,157(4)      $2,264,525

Precious Metals                 $      $  537,790         $  509,329

Russia                          $      $   38,764         $   14,430

[Global Value Advantage]        $      $  828,294(4)      $2,863,896


----------------------------------


(1)   The Foreign Fund commenced operations on July 1, 2003.



(2)   The Global Equity Dividend Fund commenced operations on September 17,
      2003.



(3) The increase in brokerage commission paid by the Fund is due to an increase in the trading activity of the Fund.



(4) The decrease in the brokerage commission paid by the Fund is due to a decrease in the trading activity of the Fund.



      Brokerage commissions paid by the series of Mayflower Trust for previous fiscal years/periods are as follows:



                                                October 31
                             ------------------------------------------------------
Fund                          2004                 2003                     2002
-----------------------------------------------------------------------------------
International Value                             $2,122,584               $2,783,292



      During the fiscal year ended October 31, 2004, 2003 and 2002, of the total commissions paid, the Funds received $ , $514,080 and $_____, respectively, by firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.



      During the fiscal year ended October 31, 2004, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:



Affiliated      Affiliated       Total Fund          % of         Affiliated       Fund Total           % of
  Broker        Principal         Principal       Principal       Commission       Commission        Commission
---------------------------------------------------------------------------------------------------------------

Affiliated      Affiliated       Total Fund          % of         Affiliated       Fund Total           % of
  Broker        Principal         Principal       Principal       Commission       Commission        Commission
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



Affiliated      Affiliated       Total Fund          % of         Affiliated       Fund Total           % of
  Broker        Principal         Principal       Principal       Commission       Commission        Commission
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



Affiliated      Affiliated       Total Fund          % of         Affiliated       Fund Total           % of
  Broker        Principal         Principal       Principal       Commission       Commission        Commission
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



Affiliated      Affiliated       Total Fund          % of         Affiliated       Fund Total           % of
  Broker        Principal         Principal       Principal       Commission       Commission        Commission
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



      During the fiscal year ended October 31, 2004, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents: The holdings of securities of such brokers and dealers were as follows as of October 31, 2003.



FUND      SECURITY DESCRIPTION       MARKET VALUE
-------------------------------------------------
-------------------------------------------------

-------------------------------------------------

-------------------------------------------------


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Trust's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectuses. An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.


      If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.


      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Trust reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE - CLASS A AND CLASS M



      Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.



      Class A Shares of the Funds may also be purchased at NAV by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Fund purchased.



      Additionally, Class A or Class M Shares of the Funds may also be purchased at NAV by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Trust (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.



      Shareholders of the various ING money market funds (ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust) who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.


      The officers, Trustees and bona fide full-time employees of each Trust and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Trust may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at NAV without any commission or concession.

      Class A or M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.


      Class A or Class M shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life Insurance and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).



      The Funds may terminate or amend the terms of these sales charge waivers at any time.



LETTERS OF INTENT AND RIGHTS OF ACCUMULATION - CLASS A AND CLASS M


      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the ING Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. Those holdings will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.


      The value of shares of the Funds plus shares of the other open-end ING Funds (excluding shares of ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.


      The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.


      Shares of the Funds and other open-end ING Funds (excluding shares of ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS


      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.


      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.


      Due to the relatively high cost of handling small investments, each Trust reserves the right, upon 30 days' written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value of less than the Fund minimum for each class (as described in each Fund's respective Prospectus), other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.





      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.


      Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the Prospectus.


      No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.


      A redemption fee of 2% will be charged on the redemption (including in connection with an exchange) of Class A Shares of the International Fund within 30 days or less from their date of purchase. A redemption fee of 2% will be charged on the redemption of shares of the Russia Fund held less than 365 days. The fee is not a sales charge (load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.



REINSTATEMENT PRIVILEGE - CLASS B AND CLASS C


      If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES


      A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative NAV's per share of the two Classes.

    CDSC SCHEDULE FOR SHARES OF THE INTERNATIONAL VALUE FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999

      Effective November 1, 1999, the above listed Fund adopted a new CDSC schedule, as set forth in the Prospectus. Class B shares of the Fund purchased before November 1, 1999 are subject to the following contingent sales deferred charge schedule:

 Years After You                  CDSC As A Percentage
Bought The Shares                  of Amount Redeemed
------------------------------------------------------
    1st Year                              5.00%

    2nd Year                              4.00%

    3rd Year                              3.00%

    4th Year                              2.00%

    5th Year                              2.00%

 After 5th Year                             --

DEALER COMMISSIONS AND OTHER INCENTIVES

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                            DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                            ------------------------------------------------------
AMOUNT OF TRANSACTION         CLASS A                                  CLASS M
----------------------------------------------------------------------------------
  Less than   $ 50,000       5.00%                                     3.00%

 $   50,000 - $ 99,999       3.75%                                     2.00%

 $  100,000 - $249,999       2.75%                                     1.00%

 $  250,000 - $499,000       2.00%                                     1.00%

 $  500,000 - $999,999       1.75%                                     None

 $1,000,000 and over         See below                                 None


      The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:


                                                   DEALER COMMISSION AS A PERCENTAGE OF
AMOUNT OF TRANSACTION                                         AMOUNT INVESTED
---------------------------------------------------------------------------------------
$1,000,000 to $2,499,000                                           1.00%

$2,500,000 to $4,999,999                                           0.50%

$5,000,000 and over                                                0.25%

      Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

      The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

      The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.


                                 NET ASSET VALUE



      As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.



      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.



      The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.



      If a significant event which is likely to impact the value of a foreign security held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its NAV. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on the closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.



      Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.



      The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund, on each date that the NYSE is open for business.



      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.



      In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.



      The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.



      Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.



                             SHAREHOLDER INFORMATION


      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).


      Each Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.


                       SHAREHOLDER SERVICES AND PRIVILEGES


      As discussed in the Prospectuses, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.


      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available, through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS


      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Internal Revenue Code of 1986, as amended ("Code"). An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.



      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.


TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

      As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.


      Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than Market Close, will be processed at that day's closing NAV. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (See "Shareholder Guide" in the Prospectus).

      Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectuses or herein.

      Telephone redemption requests must meet the following conditions to be accepted by ING Funds :

      (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous thirty (30) days.

      (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.


      (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty (30 ) day period.


      (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

      (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

      (f) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

      (g) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.


      (h) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Funds at P.O. Box 219368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.



      (i) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.


      (j) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectuses.

      (k) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN


      The Funds have established a Systematic Withdrawl Plan ("Plan") to allow youto elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q and Class I) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q and $1,000,000 in the case of Class I). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. The Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.


      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS


      As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS


      The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


      The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.





TAX LOSS CARRY-FORWARDS


      Tax loss carry-forwards were the following as of October 31, 2004:



         FUND                               AMOUNT               EXPIRATION DATES
---------------------------------------------------------------------------------
Emerging Countries

Foreign

Global Equity Dividend

Global Real Estate

International

International SmallCap

International Value

Precious Metals

Russia

[Global Value Advantage]

DISTRIBUTIONS

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.


      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations".


      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


      Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.


ORIGINAL ISSUE DISCOUNT

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributed at least 90% of its investment company taxable income, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. For individuals, foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.


      Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to "qualifying dividend" would instead be taxed at the rate of tax applicable to ordinary income.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES


      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment company's fees and expenses.


SALE OR OTHER DISPOSITION OF SHARES

      Upon the redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates (for shareholders who are individuals), depending on the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

REDEMPTION FEE

  For convenience, the redemption fee applicable to the ING Russia Fund and the ING International Fund is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than asa a fee or charge.

  The tax consequences of the redemption fee are not entirely clear.
Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the ING Russia Fudnd and the ING International Fund intend to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest these funds' tax treatment of this arrangement on this basis or for other reasons.

BACKUP WITHHOLDING


      Each Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

      Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

PURCHASES IN-KIND OF THE INTERNATIONAL VALUE FUND


      Investors may, subject to the approval of the International Value Fund, the Investment Adviser and Brandes, purchase shares of the International Value Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Investment Adviser or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time. As discussed in the Prospectuses, International Value Fund is closed to new investors except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund or (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as sucha st the time of purchase. The International Value Fund may reopen in the future subject to the discretion of the Board of Trustees.


REDEMPTIONS


      The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.


EXCHANGES


      The following conditions must be met for all exchanges among the Funds and the ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.



      Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.


      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


      You are not required to pay an applicable CDSC upon an exchange from any Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the Fund.





                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors.

      Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(n) = ERV

Where:
  P =   a hypothetical initial payment of $1,000,
  T =   the average annual total return,
  n =   the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n)= ATV(D)

Where:
   P   = a hypothetical initial payment of $1,000,
   T   = the average annual total return (after taxes on distributions),
   n   = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)

Where:
    P   =  a hypothetical initial payment of $1,000,
    T   =  the average annual total return (after taxes on distributions),
    n   =  the number of years, and
ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield= 2[(a-b+1)(6)-1]
                                       ---
                                       cd

where
    a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2004, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2004, is as follows:



                                                                1 YEAR  5 YEAR  10 YEAR  SINCE INCEPTION  INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

Class A                                                                                                      11/28/94

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                       5/31/95

Class C                                                                                                      11/28/94

Class M                                                                                                       8/05/02

Class Q                                                                                                       8/31/95

FOREIGN FUND

Class A                                                                                                      07/01/03

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                      07/08/03

Class C                                                                                                      07/07/03

Class I                                                                                                           N/A (1)

Class Q                                                                                                           N/A (1)

GLOBAL EQUITY DIVIDEND FUND                                                                                  09/17/03

Class A

Class A (after taxes on distributions)

Class A (after taxes on distributions and sale of fund shares)

Class B                                                                                                           N/A (1)

Class C                                                                                                           N/A (1)

GLOBAL REAL ESTATE FUND

Class A                                                                                                      11/05/01

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                       3/15/02

Class C                                                                                                       1/08/02

INTERNATIONAL FUND

Class A(1)                                                                                                    1/03/94

Class A (after taxes on distributions)

                                                                1 YEAR  5 YEAR  10 YEAR  SINCE INCEPTION  INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------
Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                       8/22/00

Class C                                                                                                       9/15/00

Class I                                                                                                       1/15/02

Class Q                                                                                                       2/26/01

INTERNATIONAL SMALLCAP FUND

Class A                                                                                                       8/31/94

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                       5/31/95

Class C                                                                                                       8/31/94

Class Q                                                                                                       8/31/95

INTERNATIONAL VALUE FUND

Class A                                                                                                       3/06/95

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

Class B                                                                                                       4/18/97

Class C                                                                                                         06/95

Class I                                                                                                       6/18/01

Class Q                                                                                                       1/24/00

PRECIOUS METALS FUND

Class A (1)                                                                                                  12/03/75

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

RUSSIA FUND

Class A (1)                                                                                                   7/03/96

Class A (after taxes on distributions)

Class A (After taxes on distributions and sale of fund shares)

[GLOBAL VALUE ADVANTAGE]

Class Q                                                                                                       8/31/95

Class Q (After taxes on distributions and sale of fund shares)


-----------------------

(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's shares were classified as "Class A" shares.


      Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Trusts, including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds;
(v) the past performance of other funds managed by the Investment Adviser; and
(vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

      The authorized capital of Mutual Funds and Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN


      The cash and securities owned by each of the Funds are held by the Bank of New York Company, Inc., One Wall Street, New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.


LEGAL COUNSEL

      Legal matters for each Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG is located at 99 High Street, Boston, Massachusetts 02110.



TRANSFER AGENT



      DST Systems, Incorporated ("Transfer Agent"), P.O. Box 419368, Kansas City, Missouri 64141, serves as the Transfer Agent and dividend-paying agent to the Fund.


OTHER INFORMATION

      Each Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectuses and this SAI omit certain of the information contained in each Trust's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


      Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.





REPORTS TO SHAREHOLDERS


      The fiscal year of each Fund ends on October 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

DECLARATION OF TRUST

      Mayflower Trust is organized as Massachusetts business trust. The Declaration of Trust of this Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS


      The financial statements from the Funds' October 31, 2004 Annual Report are incorporated herein by reference (for ING Global Value Choice Fund, these only incorporate Class Q shares). Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                    ING FUNDS

                     PROXY  VOTING PROCEDURES AND GUIDELINES
                         Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein,

----------------------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

         A.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.       Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.       Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                  4.       Referrals to a Fund's Valuation and Proxy Voting
                           Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the

Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.     REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy

         Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

         A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

         For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
         (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.       Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.       Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                    TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice
                               President of ING Investments, LLC

Karla J. Bos                   Acting Proxy Coordinator

Maria Anderson                 Assistant Vice President - Manager Fund Compliance
                               of ING Funds Services, LLC

Michael J. Roland              Executive Vice President and Chief Financial Officer
                               of ING Investments, LLC

Todd Modic                     Vice President of Financial Reporting - Fund
                               Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.       INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent,

Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.       THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

         (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         (2)      Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS

RATIFYING AUDITORS

Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES

Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Generally, vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

         - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

         -        If the dissidents agree, the policy remains in place.

         - If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS

Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES

     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.       STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.      MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.      GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

     -    the opening of the shareholder meeting

     -    that the meeting has been convened under local regulatory requirements

     -    the presence of quorum

     -    the agenda for the shareholder meeting

     -    the election of the chair of the meeting

     -    the appointment of shareholders to co-sign the minutes of the meeting

     -    regulatory filings (e.g., to effect approved share issuances)

     - the designation of inspector or shareholder representative(s) of minutes of meeting

     - the designation of two shareholders to approve and sign minutes of meeting

     -    the allowance of questions

     -    the publication of minutes

     -    the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

     -    it is editorial in nature;

     -    shareholder rights are protected;

     -    there is negligible or positive impact on shareholder value;

     -    management provides adequate reasons for the amendments; and

     -    the company is required to do so by law (if applicable).

                               ING MAYFLOWER TRUST
                            PART C: OTHER INFORMATION

ITEM 22. EXHIBITS

(a)   (1)   Declaration of Trust - previously filed as an Exhibit to the
            Registrant's Form N-1A Registration Statement on August 24, 1993 and incorporated herein by reference.

      (2) Certificate of Amendment of Declaration of Trust dated October 7, 1993 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (3) Redesignation of Series and Establishment and Designation of Additional Class of Shares of Beneficial Interest of each Series Par Value $.01 Per Share dated February 24, 1994 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (4) Certificate of Amendment of Declaration of Trust and Redesignation of Series dated May 31, 1995 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (5) Abolishment of Northstar Advantage Multi-Sector Bond Fund as a Separate Series of Northstar Advantage Trust dated October 31, 1995
            - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (6) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $.01 Per Share - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (7) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated July 31, 1996 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (8) Certificate of Amendment of Declaration of Trust and Redesignation of Series dated August 1, 1996 - previously filed as an Exhibit to Post-

            Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (9) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated October 29, 1996 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (10) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated January 23, 1997 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (11) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated October 29, 1997 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (12)  Certificate of Amendment of Declaration of Trust dated June 17, 1998
            - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (13) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated December 16, 1998 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (14) Certificate of Amendment of Declaration of Trust dated November 1, 1999 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (15) Certificate of Amendment of Declaration of Trust and Redesignation of Series dated November 1, 1999 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (16) Unanimous Written Consent of the Trustees and Certificate of Amendment of Declaration of Trust dated November 1, 1999 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the

            Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (17) Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share dated November 16, 1999 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (18) Establishment and Designation of Class of Shares of Beneficial Interest Par Value $0.01 Per Share dated May 9, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (19) Certificate of Amendment of Declaration of Trust and Redesignation of Series dated February 20, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (20)  Certificate of Amendment of Declaration of Trust dated May 24, 2002
            - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (21) Certificate of Amendment dated September 23, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (22) Certificate of Amendment of Declaration of Trust (dissolving Growth + Value Fund) - Filed herein.

(b) By-laws - Filed as an Exhibit to the Registrant's Form N-1A Registration Statement on August 24, 1993 and incorporated herein by reference.

(c)         N/A

(d)   (1)   Investment Management Agreement between Pilgrim Mayflower Trust and Pilgrim Investments, Inc. dated September 1, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) First Amendment to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC, effective September 2, 2004 - Filed herein.

            (ii)  Amended and Restated Schedule A - Filed herein.

      (2) Sub-Advisory Agreement between Pilgrim International Value Fund, Pilgrim Investments, Inc. and Brandes Investment Partners, L.P. dated September 1, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) First Amendment to the Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners, L.P. effective July 1, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (ii) Second Amendment to the Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners, LLC effective September 1, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (iii) Amended Schedule of Approvals to the Sub-Advisory Agreement
                  between ING Investments, LLC and Brandes Investment Partners, LLC - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(e)   (1)   Amended and Restated Underwriting Agreement between Pilgrim
            Mayflower Trust and ING Pilgrim Securities, Inc. dated August 7,
            2001 - previously filed as an Exhibit to Post-Effective Amendment
            No. 59 to the Registrant's Form N-1A Registration Statement on
            February 13, 2004 and incorporated herein by reference.

      (2) Amended and Restated Distribution and Service Plan for Pilgrim Mayflower Trust dated May 9, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(f)         N/A

(g)   (1)   Custody Agreement with The Bank of New York dated January 6,
            2003 - previously filed as an Exhibit to Post-Effective Amendment
            No. 59 to the

            Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A to the Custody Agreement with The Bank of New York dated as of June 14, 2004 - filed herein.

      (2) Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A to the Foreign Custody Manager Agreement with The Bank of New York dated as of June 14, 2004 - filed herein.

            (ii) Amended Schedule 2 to the Foreign Custody Manager Agreement with The Bank of New York dated as of June 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (3) Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A to the Securities Lending Agreement and Guaranty with The Bank of New York dated as of February 1, 2004 - filed herein.

(h)   (1)   Other Material Contracts - previously filed as an Exhibit to
            Post-Effective Amendment No. 2 to Pre-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement on November 3,
            1993 and incorporated herein by reference.

      (2) Other Material Contracts - previously filed as an Exhibit to Post-Effective Amendment No. 19 to Post-Effective Amendment No. 19 to the Registrant's Form N-1A Registration Statement on April 30, 1997 and incorporated herein by reference.

      (3) Other Material Contracts - previously filed as an Exhibit to Post-Effective Amendment No. 36 to Post-Effective Amendment No. 36 to the Registrant's Form N-1A Registration Statement on October 23, 1998 and incorporated herein by reference.

      (4) Administrative Services Agreement between Registrant and ING Pilgrim Group, LLC As Restated April 20, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

      (5) Amendment to Administrative Agreement dated November 2, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 57 to Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

            (i) Schedule of Approvals with respect to the Amended and Restated Administrative Services Agreement between ING Mayflower Trust and ING Funds Services, LLC - previously filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

      (6) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York dated February 25, 2004 - Filed herein.

      (7) Agency Agreement dated November 30, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended and Restated Exhibit A to the Agency Agreement dated as of June 14, 2004 - filed herein.

(i)   (1)   Opinion of Counsel - previously filed as an Exhibit to
            Post-Effective No. 92 to Registrant's Form N-1A Registration
            Statement on 2002 and incorporated herein by reference.

      (2)   Consent of Counsel - to be filed by Subsequent Post-Effective
            Amendment.

(j)   (1)   Consent of the Independent Registered Public Accounting Firm -
            to be filed by Subsequent Post-Effective Amendment.

(k)         N/A

(l)         N/A

(m)   (1)   Amended and Restated Distribution and Service Plan for Pilgrim
            Mayflower Trust dated August 7, 2001 - previously filed as an
            Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form
            N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended and Restated Schedule 1 to the Amended and Restated Distribution and Service Plan for ING Mayflower Trust dated July 11, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(n)   (1)   Amended and Restated Multiple Class Plan for Pilgrim Mayflower
            Trust dated November 2, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A
            Registration Statement on February 13, 2004 and incorporated herein by reference.

            (i) Amended Schedule A to the Amended and Restated Multiple Class Plan for ING Mayflower Trust effective as of May 24, 2002 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(o)         N/A

(p)   (1)   Brandes Investment Partners, L.P. Code of Ethics dated April 1,
            1997 - previously filed as an Exhibit to Post-Effective Amendment
            No. 59 to the Registrant's Form N-1A Registration Statement on
            February 13, 2004 and incorporated herein by reference.

            (i) Amendment to Brandes Investment Partners, L.P. Code of Ethics effective March 1, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

            (ii) Amendment to Brandes Investment Partners, L.P. Code of Ethics effective September 1, 2000 - previously filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

      (2) ING Funds and Advisers Code of Ethics, effective September 1, 2004 - Filed herein.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

      There are no persons controlled by or under common control with the Fund.

ITEM 24. INDEMNIFICATION - MAYFLOWER TRUST (formerly the "Northstar Trust")

      Section 4.3 of Registrant's Declaration of Trust provides the following:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

            (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suit or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or
Officer:

            (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or
            (b) (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such

            Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (C) The rights of Indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                        (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

                        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

            As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

            Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF ADVISER

      Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

      Information as to the directors and officers of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, are included in their application for registration as investment advisers on Form ADV for Brandes Investment Partners, L.P. (File No. 801-24896).

ITEM 26. PRINCIPAL UNDERWRITER

      (a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

      (b) Information as to the directors and officers of ING Funds Distributor, Inc., together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

      (c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

      The Bank of New York at One Wall Street, New York, NY 10286 maintains the records as Custodian and Fund Accounting Agent of the Registrant:

      (l)   Receipts and delivery of securities including certificate numbers;

      (2)   Receipts and disbursement of cash;

      (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and

      (4)   Fund Accounting Records

      DST System, Inc. ("DST") maintains the following records at 210 West 10th Street, 8th Floor, Kansas City, MO 64105, as Transfer Agent and Blue Sky Administrator for the Registrant:

      (1)   Shareholder Records;

      (2) Share accumulation accounts; details as to dates, number of shares and share prices of each account;

      (3)   Fund Accounting Records; and

      (4)   State Securities Registration Records

      All other records required by item 30 (a) are maintained at the office of the Investment Adviser Administrator, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 and the office of the Sub-Adviser, Brandes Investment Partners, L.P., 11988 El Camino Real Ste. 500, San Diego, CA 92191.

ITEM 28. MANAGEMENT SERVICES

      Not applicable.

ITEM 29. UNDERTAKINGS

      (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

      (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 17th day of December, 2004


                                                    ING MAYFLOWER TRUST

                                                    By: /s/ Huey P. Falgout, Jr.
                                                        ------------------------
                                                            Huey P. Falgout, Jr.
                                                                       Secretary

            Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


           SIGNATURE                                TITLE                                       DATE
           ---------                                -----                                       ----
________________________________          Director/Trustee and Chairman                   December 17, 2004
        John G. Turner*

________________________________          President and Chief Executive Officer           December 17, 2004
      James M. Hennessy*

                                          Executive Vice President and Principal
________________________________          Financial Officer                               December 17, 2004
      Michael J. Roland*

________________________________          Director/Trustee                                December 17, 2004
       Paul S. Doherty*


________________________________          Director/Trustee                                December 17, 2004
      J. Michael Earley*

________________________________          Director/Trustee                                December 17, 2004
    R. Barbara Gitenstein*

________________________________          Director/Trustee                                December 17, 2004
      Walter H. May, Jr.*

________________________________          Director/Trustee                                December 17, 2004
     Thomas J. McInerney*

________________________________          Director/Trustee                                December 17, 2004
         Jock Patton*

________________________________          Director/Trustee                                December 17, 2004
      David W.C. Putnam*

________________________________          Director/Trustee                                December 17, 2004
       Blaine E. Rieke*

________________________________          Director/Trustee                                December 17, 2004
       Roger B. Vincent*

________________________________          Director/Trustee                                December 17, 2004
     Richard A. Wedemeyer*


*By:  /s/ Huey P. Falgout, Jr.
      ------------------------
      Huey P. Falgout, Jr.
      Attorney-in-Fact**

**    Powers of Attorney for James M. Hennessy, Michael J. Roland and each
Director/Trustee were previously filed as attachments to Post-Effective Amendment No. 58 to the Registrant's Form N-1A Registration Statement on December 17, 2003, and are incorporated herein by reference.

                               EXHIBIT INDEX LIST

EXHIBIT NUMBER                          EXHIBIT DESCRIPTION
--------------                          -------------------
(a)(22)             Certificate of Amendment of Declaration of Trust (dissolving
                    Growth + Value Fund).

(d)(1)(i) First Amendment to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC, effective September 2, 2004.

(d)(1)(ii)          Amended and Restated Schedule A.

(g)(1)(i)           Amended Exhibit A to the Custody Agreement with The Bank of
                    New York dated as of June 14, 2004.

(g)(2)(i) Amended Exhibit A to the Foreign Custody Manager Agreement with The Bank of New York dated as of June 14, 2004.

(g)(3)(i)           Amended Exhibit A to the Securities Lending Agreement and
                    Guaranty with The Bank of New York dated as of February 1,
                    2004.

(h)(6)(i)           Amended Exhibit A to the Fund Accounting Agreement with The
                    Bank of New York dated February 25, 2004.

(h)(7)(i) Amended and Restated Exhibit A to the Agency Agreement dated as of June 14, 2004.

(p)(2)              ING Funds and Advisers Code of Ethics, effective September
                    1, 2004.